UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Matthew H. Scanlan

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-221-3253

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

2011 Annual Report

All data as of December 31, 2011

RS Variable Products Trust

•	RS Large Cap Alpha VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LARGE CAP ALPHA VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Large Cap Alpha VIP Series

Highlights

•

The U.S. equity market as defined by the S&P 500® Index[1] delivered modest positive performance in 2011, against a backdrop of heightened market volatility, continued economic uncertainty, and reduced investor appetite for risk.

•

RS Large Cap Alpha VIP Series underperformed its benchmarks, the Russell 1000® Value Index[2] and the S&P 500® Index. The Fund’s performance relative to the Russell 1000® Value Index was held back by stock selection in the energy, healthcare, and financial services sectors. Stock selection in the producer durables and technology sectors aided relative performance.

•	RS Large Cap Alpha VIP Series seeks long-term capital appreciation by identifying large cap companies with improving returns on invested capital.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan, and a spike in oil prices in the spring contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a decline in equity markets on renewed recession fears. While the equity market managed to regain some ground late in the year, aided by improved economic data and receding recession fears, the overall mood among investors remained cautious, due in part to concerns over the future of the European Union and prospects for slowing growth in Asia.

Fund Performance Overview

RS Large Cap Alpha VIP Series returned -9.22% for the year ended December 31, 2011, underperforming the benchmark Russell 1000® Value Index, which returned 0.39%, and the benchmark S&P 500® Index, which returned 2.11%.

Stock selection in financials, including our investments in Citigroup Inc. and Regions Financial Corp., held back relative returns. In our initial analysis of the financial services sector, we considered our investments in light of the recent credit crisis and identified potential risks, including increased regulatory scrutiny, further pressure on already historically low interest rates, as well as the impact of a highly fragile global economy. While we believe that the fundamentals (e.g., credit and capital adequacy) of many of the financial businesses in the Fund held up reasonably well, several investments were overwhelmed by the negative impacts of increased regulatory scrutiny and the government’s stated objective to keep interest rates at historically low levels for the foreseeable future.

The Fund’s relative performance was also dampened by investments in several commodities-related stocks, including Talisman Energy, a diversified upstream oil and gas company. While global economic uncertainty has contributed to volatility in commodity prices and downward pressure on natural resource equity prices, especially during the second half of 2011, we believe that the longer-term outlook for commodities is intact, driven primarily by limited spare capacity and rising marginal costs of supply. We seek to own low-cost, advantaged producers of a given commodity (advantaged with respect to their position on the cost curve), with management teams focused on generating returns that exceed their cost of capital, and believe this is the best way to optimize risk-adjusted returns across a full commodity price cycle.

On a positive note, the Fund’s relative performance was aided by an investment in Praxair Inc., a supplier of industrial gases, which has capitalized on strong demand for its compressed ultra-pure oxygen and other gases used in the production of integrated circuits and other high tech and industrial products. Relative performance was also assisted by our investments in drug maker Pfizer and pharmacy services provider CVS Caremark, which both benefited from solid fundamentals and investors’ renewed focus on more defensive, large cap, dividend-paying health care stocks.

3

RS LARGE CAP ALPHA VIP SERIES

Outlook

We believe that we are in a period of protracted volatility as the markets grapple with a variety of issues, including ongoing deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. We seek to be long-term investors, as we do not believe that our investors would be adequately compensated for the level of risk that we would have to assume if we sought to maximize short-term results. We believe that the strength of our team, a consistent and repeatable process, and a realistic investment horizon have put us in a position to benefit long-term investors. Moreover, we believe that the Fund is well-positioned for a fundamentally driven environment where company-specific structural change and improvements in cash flow returns on invested capital are the primary determinants of investment results.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4

RS LARGE CAP ALPHA VIP SERIES

Characteristics (unaudited)

Total Net Assets: $875,103,750

Sector Allocation vs. Index[3]

Top Ten Holdings[4]

Holding	% of Total Net Assets
Martin Marietta Materials, Inc.	4.25%
Microsoft Corp.	4.23%
Occidental Petroleum Corp.	4.15%
CVS Caremark Corp.	3.96%
United Parcel Service, Inc., Class B	3.95%
Symantec Corp.	3.95%
Motorola Solutions, Inc.	3.80%
Pfizer, Inc.	3.67%
Southwestern Energy Co.	3.66%
Praxair, Inc.	3.64%
Total	39.26%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the Index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS LARGE CAP ALPHA VIP SERIES

Performance Update (unaudited)

Average Annual Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Large Cap Alpha VIP Series	4/13/83	-9.22%	9.96%	1.50%	2.99%	9.94%
Russell 1000® Value Index[2]		0.39%	11.55%	-2.64%	3.89%	n/a
S&P 500® Index[1]		2.11%	14.11%	-0.25%	2.92%	10.35%

Since inception performance for the indexes is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Large Cap Alpha VIP Series, the Russell 1000® Value Index, and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect for the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
Based on Actual Return	$1,000.00	$891.10	$2.81	0.59%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.23	$3.01	0.59%

*	Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2011	Shares	Value
Common Stocks – 89.1%
Aerospace – 2.3%
Lockheed Martin Corp.	249,885	$20,215,696

		20,215,696
Asset Management & Custodian – 2.2%
State Street Corp.	473,700	19,094,847

		19,094,847
Back Office Support, HR and Consulting – 1.5%
Synopsys, Inc.(1)	479,462	13,041,366

		13,041,366
Banks: Diversified – 3.4%
KeyCorp	3,829,040	29,445,318

		29,445,318
Building Materials – 4.2%
Martin Marietta Materials, Inc.	492,704	37,154,809

		37,154,809
Chemicals: Specialty – 3.6%
Praxair, Inc.	297,817	31,836,637

		31,836,637
Computer Services, Software & Systems – 8.2%
Microsoft Corp.	1,425,547	37,007,200
Symantec Corp.(1)	2,208,630	34,565,060

		71,572,260
Consumer Services: Miscellaneous – 3.0%
eBay, Inc.(1)	856,130	25,966,423

		25,966,423
Diversified Manufacturing Operations – 3.1%
Honeywell International, Inc.	500,485	27,201,360

		27,201,360
Diversified Media – 1.9%
News Corp., Class A	936,735	16,711,352

		16,711,352
Drug & Grocery Store Chains – 4.0%
CVS Caremark Corp.	850,600	34,687,468

		34,687,468
Electronic Entertainment – 2.3%
Activision Blizzard, Inc.	1,601,622	19,731,983

		19,731,983
Insurance: Life – 5.2%
Aflac, Inc.	650,920	28,158,799
Prudential Financial, Inc.	347,970	17,440,257

		45,599,056
Insurance: Multi-Line – 2.5%
MetLife, Inc.	695,930	21,699,097

		21,699,097
Insurance: Property-Casualty – 2.5%
The Allstate Corp.	798,500	21,886,885

		21,886,885

December 31, 2011	Shares	Value
Metals & Minerals: Diversified – 2.0%
BHP Billiton Ltd., ADR	246,117	$17,383,244

		17,383,244
Oil: Crude Producers – 10.8%
Occidental Petroleum Corp.	387,363	36,295,913
Southwestern Energy Co.(1)	1,002,472	32,018,956
Talisman Energy, Inc.	2,071,200	26,407,800

		94,722,669
Pharmaceuticals – 10.7%
Merck & Co., Inc.	816,891	30,796,790
Pfizer, Inc.	1,482,870	32,089,307
Warner Chilcott PLC, Class A(1)	2,027,321	30,673,367

		93,559,464
Precious Metals & Minerals – 2.8%
Goldcorp, Inc.	560,969	24,822,878

		24,822,878
Securities Brokerage & Services – 1.8%
The Charles Schwab Corp.	1,382,323	15,564,957

		15,564,957
Specialty Retail – 3.4%
The Gap, Inc.	1,604,184	29,757,613

		29,757,613
Telecommunications Equipment – 3.8%
Motorola Solutions, Inc.	718,810	33,273,715

		33,273,715
Transportation Miscellaneous – 3.9%
United Parcel Service, Inc., Class B	472,640	34,592,522

		34,592,522
Total Common Stocks (Cost $758,842,740)		779,521,619

	Principal Amount	Value
Repurchase Agreements – 11.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $96,302,107, due 1/3/2012(2)	$96,302,000	96,302,000
Total Repurchase Agreements (Cost $96,302,000)		96,302,000
Total Investments - 100.1% (Cost $855,144,740)		875,823,619
Other Liabilities, Net - (0.1)%		(719,869)
Total Net Assets - 100.0%		$875,103,750

8	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA VIP SERIES

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	4.375%	5/15/2040	$98,234,550

Legend:

ADR — American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$779,521,619	$—	$—	$779,521,619
Repurchase Agreements	—	96,302,000	—	96,302,000
Total	$779,521,619	$96,302,000	$—	$875,823,619

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statement of Assets and Liabilities As of December 31, 2011
Assets
Investments, at value	$779,521,619
Repurchase agreements	96,302,000
Cash and cash equivalents	294
Dividends/interest receivable	1,088,213
Receivable for fund shares subscribed	638,295

Total Assets	877,550,421

Liabilities
Payable for investments purchased	1,876,430
Payable to adviser	370,060
Payable for fund shares redeemed	84,210
Accrued trustees’ fees	9,080
Accrued expenses/other liabilities	106,891

Total Liabilities	2,446,671

Total Net Assets	$875,103,750

Net Assets Consist of:
Paid-in capital	$1,035,997,534
Accumulated net realized loss from investments and foreign currency transactions	(181,572,663)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	20,678,879

Total Net Assets	$875,103,750

Investments, at Cost	$855,144,740

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	25,626,899
Net Asset Value Per Share	$34.15

Statement of Operations For the Year Ended December 31, 2011
Investment Income
Dividends	$14,478,713
Interest	3,976
Withholding taxes on foreign dividends	(126,560)

Total Investment Income	14,356,129

Expenses
Investment advisory fees	4,629,110
Shareholder reports	170,939
Professional fees	142,048
Administrative service fees	116,047
Custodian fees	89,865
Trustees’ fees	36,576
Other expenses	56,921

Total Expenses	5,241,506

Less: Custody credits	(5)

Total Expenses, Net	5,241,501

Net Investment Income	9,114,628

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	81,130,069
Net realized gain from foreign currency transactions	2,116
Net change in unrealized appreciation/depreciation on investments	(178,817,692)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(2,956)

Net Loss on Investments and Foreign Currency Transactions	(97,688,463)

Net Decrease in Net Assets Resulting from Operations	$(88,573,835)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment income	$9,114,628	$6,650,177
Net realized gain from investments and foreign currency transactions	81,132,185	85,779,530
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(178,820,648)	51,479,712

Net Increase/(Decrease) in Net Assets Resulting from Operations	(88,573,835)	143,909,419

Distributions to Shareholders
Net investment income	(9,165,005)	(21,130,486)

Total Distributions	(9,165,005)	(21,130,486)

Capital Share Transactions
Proceeds from sales of shares	104,608,313	72,498,697
Reinvestment of distributions	9,165,005	21,130,486
Cost of shares redeemed	(115,825,574)	(122,911,738)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,052,256)	(29,282,555)

Net Increase/(Decrease) in Net Assets	(99,791,096)	93,496,378

Net Assets
Beginning of year	974,894,846	881,398,468

End of year	$875,103,750	$974,894,846

Accumulated Net Investment Income Included in Net Assets	$—	$2,315

Other Information:
Shares
Sold	2,893,849	2,095,271
Reinvested	276,220	564,383
Redeemed	(3,175,038)	(3,562,948)

Net Decrease	(4,969)	(903,294)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/11	$38.03	$0.36	$(3.88)	$(3.52)	$(0.36)	$—	$(0.36)
Year Ended 12/31/10	33.22	0.28	5.37	5.65	(0.84)	—	(0.84)
Year Ended 12/31/09	26.60	0.35	6.32	6.67	(0.05)	—	(0.05)
Year Ended 12/31/08	38.43	0.46	(11.85)	(11.39)	(0.44)	—	(0.44)
Year Ended 12/31/07	33.67	0.36	4.75	5.11	(0.35)	—	(0.35)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$34.15	(9.22)%	$875,104	0.57%	0.57%	0.98%	0.98%	51%
38.03	17.05%	974,895	0.55%	0.55%	0.75%	0.75%	60%
33.22	25.09%	881,398	0.57%	0.58%	1.30%	1.31%	145%
26.60	(29.62)%	668,245	0.56%	0.56%	1.25%	1.25%	44%
38.43	15.19%	1,082,788	0.57%	0.57%	0.93%	0.93%	60%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2011

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Large Cap Alpha VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

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NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities

15

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2011 and December 31, 2010, was as follows:

Ordinary Income
2011	$9,165,005
2010	21,130,486

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

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NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(9,695,238)	$48,062	$9,647,176

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized $86,289,646 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2011 were as follows:

Expiring	Amount
2015	$63,066
2016	15,285,989
2017	160,708,957

Total	$176,058,012

Capital loss carryovers of $9,649,292 expired in the year ended December 31, 2011.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital and currency losses of $5,114,092.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, was $855,545,300. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2011, aggregated $59,704,991 and $(39,426,672), respectively, resulting in net unrealized appreciation of $20,278,319.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $453,653,086 and $540,925,213, respectively, for the year ended December 31, 2011.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $200 million committed revolving credit

17

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. The Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Large Cap Alpha VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Large Cap Alpha VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10–11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10–11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had

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SUPPLEMENTAL INFORMATION (UNAUDITED)

stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

•	RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the

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SUPPLEMENTAL INFORMATION (UNAUDITED)

performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253 (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairperson of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	37	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”). *c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

26

2011 Annual Report

All data as of December 31, 2011

RS Variable Products Trust

•	RS Small Cap Growth Equity VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS SMALL CAP GROWTH EQUITY VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Small Cap Growth Equity VIP Series

Highlights

•

In a volatile year for equity markets, economic uncertainty and investor unease weighed on the performance of small-cap shares as defined by the Russell 2000® Index[1], which underperformed the broader market as defined by the S&P 500 Index[2].

•

RS Small Cap Growth Equity VIP Series slightly outperformed the benchmark Russell 2000® Growth Index[3] as well as the Russell 2000 Index, despite delivering negative returns for the year ended December 31, 2011. Fund performance relative to the Russell 2000® Growth was supported by stock selection in the healthcare sector. Stock selection in the technology sector detracted from relative performance.

•

RS Small Cap Growth Equity VIP Series seeks long-term capital growth by normally investing in small-cap companies that we believe have the potential to generate earnings growth that is higher than market expectations.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan and a spring spike in oil prices contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a sharp sell-off in equity markets on renewed recession fears. As risk averse investors sought refuge in larger cap, more defensive investments, shares of smaller companies suffered the largest declines. While equity markets regained some lost ground late in the year, aided by improved economic data and receding recession fears, the overall mood among investors remained cautious, due in part to concerns over the future of the European Union and prospects for slowing growth in Asia.

Fund Performance Overview

RS Small Cap Growth Equity VIP Series declined 2.28% over the year ended December 31, 2011, but outperformed its benchmark, the Russell 2000® Growth Index, which declined 2.91%, and the Russell 2000, which declined 4.18%.

Portfolio Review

Several technology investments detracted from relative performance. These included Oclaro Inc., a supplier of optical components, which saw its near-term orders dampened by some inventory building in its distribution channel. We remain positive on Oclaro’s long-term prospects, given our view that data networking equipment and components will be in great demand as companies build out data networks to accommodate the growing volumes of data traffic.

Inventory issues have also dampened recent returns within the LED lighting technology market, resulting in price cutting and weaker-than-expected performance for LED components manufacturer SemiLEDS Corp. Nonetheless, we continue to believe that SemiLEDS, as a low cost producer of LED lighting components, is well positioned to capitalize on the wider adoption of energy saving LED technology across the $20 billion general lighting market.

RealD Inc., a provider of patented, 3D movie theater technology, was another detractor. We opted to liquidate our investment in the stock on concerns over the slower-than-anticipated roll-out of 3D technology in movie theaters nationwide.

On a positive note, we benefited from our investment in Ulta Salon, Cosmetics & Fragrance Inc., a retailer of both high end and discount beauty supply brands that is capitalizing on its store expansion plans and customer strategy.

In the healthcare sector, our relative results were supported by our investment in Pharmasset Inc., a biotechnology company focused on developing next generation treatments for hepatitis C (HCV). Our interest in Pharmasset was affirmed in November when the company announced it would be acquired by Gilead Sciences for a substantial premium.

3

RS SMALL CAP GROWTH EQUITY VIP SERIES

Outlook

While we are cautiously optimistic on prospects for the U.S. economy, we believe that external factors such as the European debt crisis remain risks for growth going forward. Nonetheless, we remain optimistic on prospects for our portfolio of small-cap stocks. We continue to believe that small-cap companies house some of the most compelling innovations. As long-term investors, we seek to look beyond short-term cyclical factors and strive to position the Fund to benefit from innovations and growth opportunities across a variety of industries. While the Fund is driven by fundamental research and stock selection, we will continue to evaluate the overall risk profile of the portfolio to seek to position it for a variety of market environments.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small cap investing entails special risks. Small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

4

RS SMALL CAP GROWTH EQUITY VIP SERIES

Characteristics (unaudited)

Total Net Assets: $85,223,585

Sector Allocation vs. Index[4]

Top Ten Holdings[5]

Holding	% of Total Net Assets
Team Health Holdings, Inc.	2.11%
Old Dominion Freight Line, Inc.	1.74%
Rock-Tenn Co., Class A	1.68%
Under Armour, Inc., Class A	1.65%
Tractor Supply Co.	1.64%
j2 Global, Inc.	1.64%
Wright Express Corp.	1.63%
HMS Holdings Corp.	1.59%
BioMarin Pharmaceutical, Inc.	1.57%
Inphi Corp.	1.56%
Total	16.81%

1

The Russell 2000® Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS SMALL CAP GROWTH EQUITY VIP SERIES

4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Growth Equity VIP Series	5/1/97	-2.28%	19.59%	3.10%	6.68%	7.57%
Russell 2000® Growth Index[3]		-2.91%	19.00%	2.09%	4.48%	4.82%
Russell 2000® Index[1]		-4.18%	15.63%	0.15%	5.62%	6.70%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Growth Equity VIP Series, in the Russell 2000® Growth Index, and in the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
Based on Actual Return	$1,000.00	$ 859.40	$4.03	0.86%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.87	$4.38	0.86%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2011	Shares	Value
Common Stocks – 97.8%
Aerospace – 1.5%
HEICO Corp., Class A	32,738	$1,288,240

		1,288,240
Asset Management & Custodian – 0.8%
Financial Engines, Inc.(1)	31,008	692,409

		692,409
Auto Parts – 1.5%
LKQ Corp.(1)	41,900	1,260,352

		1,260,352
Back Office Support, HR and Consulting – 4.0%
Dice Holdings, Inc.(1)	94,432	782,841
Huron Consulting Group, Inc.(1)	21,200	821,288
ICF International, Inc.(1)	34,500	854,910
Robert Half International, Inc.	32,800	933,488

		3,392,527
Banks: Diversified – 1.0%
Signature Bank(1)	14,100	845,859

		845,859
Biotechnology – 7.3%
Aegerion Pharmaceuticals, Inc.(1)	41,500	694,710
Aveo Pharmaceuticals, Inc.(1)	48,270	830,244
Halozyme Therapeutics, Inc.(1)	105,900	1,007,109
Idenix Pharmaceuticals, Inc.(1)	56,800	422,876
Inhibitex, Inc.(1)	42,600	466,044
Medivation, Inc.(1)	24,600	1,134,306
Myriad Genetics, Inc.(1)	35,345	740,124
NPS Pharmaceuticals, Inc.(1)	146,700	966,753

		6,262,166
Chemicals: Specialty – 0.7%
Balchem Corp.	15,200	616,208

		616,208
Commercial Vehicles & Parts – 1.1%
Commercial Vehicle Group, Inc.(1)	101,785	920,136

		920,136
Communications Technology – 3.7%
Aruba Networks, Inc.(1)	22,200	411,144
NETGEAR, Inc.(1)	37,200	1,248,804
Oclaro, Inc.(1)	153,587	433,115
Riverbed Technology, Inc.(1)	43,600	1,024,600

		3,117,663
Computer Services, Software & Systems – 11.0%
Aspen Technology, Inc.(1)	51,100	886,585
BroadSoft, Inc.(1)	25,700	776,140
CommVault Systems, Inc.(1)	15,600	666,432
comScore, Inc.(1)	45,903	973,144
Concur Technologies, Inc.(1)	23,100	1,173,249
Fortinet, Inc.(1)	54,159	1,181,208
Gartner, Inc.(1)	28,900	1,004,853
Informatica Corp.(1)	17,340	640,366

December 31, 2011	Shares	Value
Computer Services, Software & Systems (continued)
The Ultimate Software Group, Inc.(1)	18,500	$1,204,720
VeriFone Systems, Inc.(1)	23,994	852,267

		9,358,964
Consumer Lending – 1.3%
Portfolio Recovery Associates, Inc.(1)	15,952	1,077,079

		1,077,079
Consumer Services: Miscellaneous – 1.0%
Ancestry.com, Inc.(1)	37,400	858,704

		858,704
Containers & Packaging – 1.7%
Rock-Tenn Co., Class A	24,800	1,430,960

		1,430,960
Cosmetics – 0.9%
Elizabeth Arden, Inc.(1)	19,800	733,392

		733,392
Diversified Materials & Processing – 0.9%
Hexcel Corp.(1)	31,100	752,931

		752,931
Education Services – 1.1%
Grand Canyon Education, Inc.(1)	57,900	924,084

		924,084
Financial Data & Systems – 2.9%
Higher One Holdings, Inc.(1)	60,634	1,118,091
Wright Express Corp.(1)	25,523	1,385,388

		2,503,479
Foods – 1.9%
The Chefs’ Warehouse Holdings LLC(1)	43,134	770,373
Hain Celestial Group, Inc.(1)	23,900	876,174

		1,646,547
Health Care Management Services – 1.3%
Catalyst Health Solutions, Inc.(1)	21,100	1,097,200

		1,097,200
Health Care Services – 3.7%
HMS Holdings Corp.(1)	42,300	1,352,754
Team Health Holdings, Inc.(1)	81,473	1,798,109

		3,150,863
Insurance: Property-Casualty – 1.3%
AmTrust Financial Services, Inc.	47,249	1,122,164

		1,122,164
Machinery: Industrial – 1.2%
Gardner Denver, Inc.	13,800	1,063,428

		1,063,428
Machinery: Specialty – 1.3%
Graco, Inc.	28,000	1,144,920

		1,144,920
Medical & Dental Instruments & Supplies – 3.1%
ABIOMED, Inc.(1)	55,440	1,023,977
Align Technology, Inc.(1)	47,600	1,129,310
Endologix, Inc.(1)	42,900	492,492

		2,645,779

8	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2011	Shares	Value
Medical Equipment – 3.3%
Cyberonics, Inc.(1)	24,983	$836,931
Dexcom, Inc.(1)	88,907	827,724
Zoll Medical Corp.(1)	17,500	1,105,650

		2,770,305
Metal Fabricating – 1.4%
RBC Bearings, Inc.(1)	29,110	1,213,887

		1,213,887
Metals & Minerals: Diversified – 2.1%
Compass Minerals International, Inc.	17,000	1,170,450
Globe Specialty Metals, Inc.	44,700	598,533

		1,768,983
Oil Well Equipment & Services – 4.9%
CARBO Ceramics, Inc.	10,300	1,270,299
Core Laboratories N.V.	11,402	1,299,258
Dril-Quip, Inc.(1)	14,410	948,466
OYO Geospace Corp.(1)	8,684	671,534

		4,189,557
Oil: Crude Producers – 3.4%
Berry Petroleum Co., Class A	21,000	882,420
GeoResources, Inc.(1)	34,600	1,014,126
Rosetta Resources, Inc.(1)	22,600	983,100

		2,879,646
Pharmaceuticals – 1.6%
BioMarin Pharmaceutical, Inc.(1)	38,913	1,337,829

		1,337,829
Producer Durables: Miscellaneous – 1.4%
BE Aerospace, Inc.(1)	31,900	1,234,849

		1,234,849
Restaurants – 1.3%
BJ’s Restaurants, Inc.(1)	24,448	1,107,983

		1,107,983
Scientific Instruments: Control & Filter – 0.9%
Robbins & Myers, Inc.	15,499	752,476

		752,476
Scientific Instruments: Electrical – 0.6%
Thomas & Betts Corp.(1)	9,300	507,780

		507,780
Scientific Instruments: Pollution Control – 1.2%
Clean Harbors, Inc.(1)	16,400	1,045,172

		1,045,172
Securities Brokerage & Services – 1.3%
MarketAxess Holdings, Inc.	36,087	1,086,580

		1,086,580
Semiconductors & Components – 3.8%
Cree, Inc.(1)	37,800	833,112
Inphi Corp.(1)	110,824	1,325,455
Intermolecular, Inc.(1)	67,200	576,576
SemiLEDs Corp.(1)	149,285	509,062

		3,244,205

December 31, 2011	Shares	Value
Specialty Retail – 5.9%
Express, Inc.(1)	54,800	$1,092,712
Tractor Supply Co.	19,900	1,395,985
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	19,700	1,278,924
Vitamin Shoppe, Inc.(1)	31,100	1,240,268

		5,007,889
Textiles, Apparel & Shoes – 3.8%
Crocs, Inc.(1)	58,400	862,568
Deckers Outdoor Corp.(1)	8,100	612,117
Michael Kors Holdings Ltd.(1)	11,700	318,825
Under Armour, Inc., Class A(1)	19,625	1,408,879

		3,202,389
Truckers – 3.1%
Old Dominion Freight Line, Inc.(1)	36,500	1,479,345
Roadrunner Transportation Systems, Inc.(1)	84,300	1,191,159

		2,670,504
Utilities: Telecommunications – 1.6%
j2 Global, Inc.	49,534	1,393,887

		1,393,887
Total Common Stocks (Cost $75,099,042)		83,319,975

	Principal Amount	Value
Repurchase Agreements – 2.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $2,345,003, due 1/3/2012(2)	$2,345,000	2,345,000
Total Repurchase Agreements (Cost $2,345,000)		2,345,000
Total Investments - 100.5% (Cost $77,444,042)		85,664,975
Other Liabilities, Net - (0.5)%		(441,390)
Total Net Assets - 100.0%		$85,223,585

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	0.50%	10/15/2014	$2,393,944

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$83,319,975	$—	$—	$83,319,975
Repurchase Agreements	—	2,345,000	—	2,345,000
Total	$83,319,975	$2,345,000	$—	$85,664,975

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statement of Assets and Liabilities As of December 31, 2011
Assets
Investments, at value	$85,664,975
Cash and cash equivalents	785
Dividends/interest receivable	6,917
Receivable for fund shares subscribed	3,286

Total Assets	85,675,963

Liabilities
Payable for investments purchased	339,680
Payable to adviser	55,564
Payable for fund shares redeemed	47,912
Accrued trustees’ fees	918
Accrued expenses/other liabilities	8,304

Total Liabilities	452,378

Total Net Assets	$85,223,585

Net Assets Consist of:
Paid-in capital	$86,704,211
Accumulated net investment loss	(80,769)
Accumulated net realized loss from investments	(9,620,790)
Net unrealized appreciation on investments	8,220,933

Total Net Assets	$85,223,585

Investments, at Cost	$77,444,042

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	6,635,248
Net Asset Value Per Share	$12.84

Statement of Operations For the Year Ended December 31, 2011
Investment Income
Dividends	$219,378
Interest	265
Withholding taxes on foreign dividends	(1,830)

Total Investment Income	217,813

Expenses
Investment advisory fees	732,613
Custodian fees	28,875
Shareholder reports	28,469
Professional fees	24,395
Administrative service fees	12,288
Trustees’ fees	3,879
Other expenses	6,542

Total Expenses	837,061

Less: Custody credits	(3)

Total Expenses, Net	837,058

Net Investment Loss	(619,245)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	13,933,320
Net change in unrealized appreciation/depreciation on investments	(15,191,646)

Net Loss on Investments	(1,258,326)

Net Decrease in Net Assets Resulting from Operations	$(1,877,571)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment loss	$(619,245)	$(540,804)
Net realized gain from investments	13,933,320	28,472,346
Net change in unrealized appreciation/depreciation on investments	(15,191,646)	(1,318,283)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,877,571)	26,613,259

Capital Share Transactions
Proceeds from sales of shares	10,876,447	7,600,453
Cost of shares redeemed	(24,004,736)	(52,154,875)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(13,128,289)	(44,554,422)

Net Decrease in Net Assets	(15,005,860)	(17,941,163)

Net Assets
Beginning of year	100,229,445	118,170,608

End of year	$85,223,585	$100,229,445

Other Information:
Shares
Sold	791,722	678,262
Redeemed	(1,784,950)	(4,519,985)

Net Decrease	(993,228)	(3,841,723)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Year Ended 12/31/11	$13.14	$(0.09)	$(0.21)	$(0.30)	$—	$—	$—	$—
Year Ended 12/31/10	10.30	(0.07)	2.91	2.84	—	—	—	—
Year Ended 12/31/09	7.51	(0.03)	2.82	2.79	—	—	—	—
Year Ended 12/31/08	11.82	0.01	(4.17)	(4.16)	(0.01)	(0.08)	(0.06)	(0.15)
Year Ended 12/31/07	15.03	0.13	0.60	0.73	(0.14)	(3.80)	—	(3.94)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
$12.84	(2.28)%	$85,224	0.86%	0.86%	(0.63)%	(0.63)%	97%
13.14	27.57%	100,229	0.86%	0.86%	(0.52)%	(0.52)%	121%
10.30	37.15%	118,171	0.85%	0.88%	(0.33)%	(0.36)%	177%
7.51	(35.18)%	88,939	0.85%	0.86%	0.06%	0.05%	118%
11.82	5.13%	203,087	0.85%	0.85%	0.68%	0.68%	149%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2011

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Small Cap Growth Equity VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

16

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to

17

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.75%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid to shareholders during the years ended December 31, 2011 and December 31, 2010.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

18

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(339,054)	$538,476	$(199,422)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During the year ended December 31, 2011, the Fund utilized $16,036,851 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2011 were $6,946,531, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital and currency losses of $1,971,584.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, was $78,227,485. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2011, aggregated $12,750,170 and $(5,312,680), respectively, resulting in net unrealized appreciation of $7,437,490.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $93,405,995 and $106,089,118, respectively, for the year ended December 31, 2011.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the

19

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. The Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Fund borrowed from the facility as follows:

Amount Outstanding at 12/31/11	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$496,982	3	1.48%
*	For the year ended December 31, 2011, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Small Cap Growth Equity VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Growth Equity VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

•

RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers (continued)
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007–July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006–March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee; President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009–December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996–February 2009).	37	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A
+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

28

2011 Annual Report

All data as of December 31, 2011

RS Variable Products Trust

•	RS Partners VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS PARTNERS VIP SERIES

The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different investment team than the predecessor fund.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Partners VIP Series

Highlights

•

The U.S. equity market as defined by the S&P 500® Index[1] delivered modest positive performance in 2011, despite heightened market volatility, continued economic uncertainty, and reduced investor appetite for risk.

•

RS Partners VIP Series underperformed the benchmark Russell 2000® Value Index[2] during 2011. Performance relative to the benchmark was hindered most by stock selection in the financial services sector. Stock selection in the producer durables, consumer discretionary, and energy sectors aided relative performance.

•	RS Partners VIP Series seeks long-term capital appreciation by identifying small companies with improving returns on invested capital.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan and a spike in oil prices in the spring contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a decline in equity markets on renewed recession fears. While the equity market managed to regain some ground late in the year, aided by improved economic data and receding recession fears, the overall mood among investors remained cautious, due in part to concerns over the future of the European Union and prospects for slowing growth in Asia.

Fund Performance Overview

RS Partners VIP Series returned -7.74% for the year ended December 31, 2011, underperforming the Russell 2000® Value Index, which returned -5.50%.

Stock selection in the financial services sector weighed on the Fund’s relative performance in 2011. Detractors included brokerage company MF Global Holdings Ltd. and MGIC Investment Corp., the nation’s largest provider of private mortgage insurance, both of which were sold from the Fund. In the case of MF Global, a series of risky investments and other missteps by management led us to exit the position before the company filed for bankruptcy protection on October 31, 2011, albeit at a significant loss. In our initial analysis of the financial services sector, we considered our investments in light of the recent credit crisis and identified potential risks including increased regulatory scrutiny, further pressure on already historically low interest rates, as well as the impact of a highly fragile global economy. While we believe that the fundamentals (e.g., credit and capital adequacy) of many of the regional banking businesses in the Fund held up reasonably well, several investments were overwhelmed by the negative impacts of increased regulatory scrutiny and the government’s stated objective to keep interest rates at historically low levels for the foreseeable future.

In a difficult environment for small cap technology shares, the Fund’s relative performance was hurt by an investment in Atmel Corp., a developer of microchips used in smart phone touchscreen technology. Within the technology sector, we continue to allocate capital to businesses that we believe have understandable and predictable revenue streams with high customer retention rates and recurring cash flow characteristics.

On a positive note, the Fund’s performance relative to the benchmark was aided by an investment in Torchmark Corp., a provider of life and supplemental health insurance. In the insurance space, we seek to identify companies with strong market positions in specialty lines of business that we believe can leverage structurally advantaged distribution models and generate superior risk-adjusted returns over our longer-term investment time horizon.

Other positive contributors to Fund performance during the period included Waste Connections Inc., a waste collection and disposal company that operates in secondary markets in the western United States, and Calpine Corp., an independent wholesale power

3

RS PARTNERS VIP SERIES

company, which benefited as investors moved into more defensive utility stocks.

Outlook

We believe that we are in a period of protracted volatility as the markets grapple with a variety of issues, including ongoing deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. We seek to be long-term investors, as we do not believe that our investors would be adequately compensated for the level of risk that we would have to assume if we sought to maximize short-term results. We believe that the strength of our team, a consistent and repeatable process, and a realistic investment horizon have put us in a position to benefit long-term investors. Moreover, we believe that the Fund is well-positioned for a fundamentally driven environment where company-specific structural change and improvements in cash flow returns on invested capital are the primary determinants of investment results.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

4

RS PARTNERS VIP SERIES

Characteristics (unaudited)

Total Net Assets: $14,182,071

Sector Allocation vs. Index[3]

Top Ten Holdings[4]

Holding	% of Total Net Assets
GameStop Corp., Class A	4.68%
Calpine Corp.	4.18%
Groupe Aeroplan, Inc.	4.15%
Compass Minerals International, Inc.	4.06%
AOL, Inc.	3.96%
Torchmark Corp.	3.55%
Acxiom Corp.	3.47%
StanCorp Financial Group, Inc.	3.35%
Peyto Exploration & Development Corp.	3.29%
Waste Connections, Inc.	3.26%
Total	37.95%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Value Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS PARTNERS VIP SERIES

Performance Update (unaudited)

Average Annual Returns

	Inception Date	1 Year	3 Year	5 Year	Since Inception
RS Partners VIP Series	2/3/03	-7.74%	17.75%	1.08%	7.66%
Russell 2000® Value Index[2]		-5.50%	12.36%	-1.87%	9.08%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 2/3/03 in RS Partners VIP Series and the Russell 2000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian UBS VC Small Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. The predecessor fund, a diversified mutual fund with generally similar investment objective, strategies, and policies, was advised by Guardian Investor Services LLC. The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different investment team than the predecessor fund. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
Based on Actual Return	$1,000.00	$884.80	$6.56	1.38%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.25	$7.02	1.38%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS PARTNERS VIP SERIES

December 31, 2011	Foreign Currency	Shares	Value
Common Stocks – 92.2%
Advertising Agencies – 4.1%
Groupe Aeroplan, Inc.	CAD	50,220	$588,591

			588,591
Auto Parts – 0.8%
BorgWarner, Inc.(1)		1,833	116,835

			116,835
Banks: Diversified – 6.2%
Associated Banc-Corp.		27,244	304,316
Commerce Bancshares, Inc.		2,749	104,792
First Horizon National Corp.		56,704	453,632
Susquehanna Bancshares, Inc.		2,530	21,201

			883,941
Biotechnology – 3.1%
Myriad Genetics, Inc.(1)		20,968	439,070

			439,070
Computer Services, Software & Systems – 12.1%
Acxiom Corp.(1)		40,311	492,197
AOL, Inc.(1)		37,235	562,249
DST Systems, Inc.		6,331	288,187
Parametric Technology Corp.(1)		20,374	372,029

			1,714,662
Consumer Electronics – 2.9%
Harman International Industries, Inc.		10,952	416,614

			416,614
Consumer Lending – 1.8%
MoneyGram International, Inc.(1)		14,218	252,370

			252,370
Financial Data & Systems – 2.7%
Euronet Worldwide, Inc.(1)		20,784	384,088

			384,088
Health Care Facilities – 2.6%
VCA Antech, Inc.(1)		18,700	369,325

			369,325
Health Care Management Services – 1.6%
Magellan Health Services, Inc.(1)		4,548	224,990

			224,990
Insurance: Life – 6.9%
StanCorp Financial Group, Inc.		12,943	475,655
Torchmark Corp.		11,618	504,105

			979,760
Insurance: Multi-Line – 1.5%
eHealth, Inc.(1)		14,729	216,516

			216,516
Insurance: Property - Casualty – 1.9%
Genworth MI Canada, Inc.	CAD	13,270	267,028

			267,028

December 31, 2011	Shares	Value
Medical Equipment – 2.8%
Sirona Dental Systems, Inc.(1)	8,962	$394,687

		394,687
Metals & Minerals: Diversified – 4.1%
Compass Minerals International, Inc.	8,357	575,379

		575,379
Oil: Crude Producers – 9.7%
Concho Resources, Inc.(1)	4,164	390,375
Denbury Resources, Inc.(1)	26,495	400,075
Laredo Petroleum Holdings, Inc.(1)	5,090	113,507
Peyto Exploration & Development Corp.	19,470	466,133

		1,370,090
Precious Metals & Minerals – 3.2%
New Gold, Inc.(1)	45,589	459,537

		459,537
Real Estate Investment Trusts – 1.4%
Redwood Trust, Inc.	19,030	193,725

		193,725
Scientific Instruments: Pollution Control – 3.3%
Waste Connections, Inc.	13,966	462,833

		462,833
Semiconductors & Components – 5.5%
Atmel Corp.(1)	50,419	408,394
Integrated Device Technology, Inc.(1)	67,148	366,628

		775,022
Specialty Retail – 4.7%
GameStop Corp., Class A(1)	27,481	663,117

		663,117
Textiles, Apparel & Shoes – 2.1%
Guess?, Inc.	10,208	304,403

		304,403
Utilities: Gas Distributors – 3.0%
Questar Corp.	21,410	425,203

		425,203
Utilities: Miscellaneous – 4.2%
Calpine Corp.(1)	36,334	593,334

		593,334
Total Common Stocks (Cost $11,987,329)		13,071,120

8	The accompanying notes are an integral part of these financial statements.

RS PARTNERS VIP SERIES

December 31, 2011	Principal Amount	Value
Repurchase Agreements – 7.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $1,108,001, due 1/3/2012(2)	$1,108,000	$1,108,000
Total Repurchase Agreements (Cost $1,108,000)		1,108,000
Total Investments - 100.0% (Cost $13,095,329)		14,179,120
Other Assets, Net - 0.0%		2,951
Total Net Assets – 100.0%		$14,182,071

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.00%	11/15/2021	$1,132,600

Legend:

Foreign-Denominated Security

CAD — Canadian Dollar

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$13,071,120	$—	$—	$13,071,120
Repurchase Agreements	—	1,108,000	—	1,108,000
Total	$13,071,120	$1,108,000	$—	$14,179,120

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

Statement of Assets and Liabilities As of December 31, 2011
Assets
Investments, at value	$14,179,120
Cash and cash equivalents	711
Foreign currency, at value	6,285
Receivable for investments sold	17,426
Dividends/interest receivable	3,584
Receivable for fund shares subscribed	1,258

Total Assets	14,208,384

Liabilities
Payable to adviser	12,095
Payable for fund shares redeemed	270
Accrued trustees’ fees	151
Accrued expenses/other liabilities	13,797

Total Liabilities	26,313

Total Net Assets	$14,182,071

Net Assets Consist of:
Paid-in capital	$15,052,410
Accumulated net realized loss from investments and foreign currency transactions	(1,954,146)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	1,083,807

Total Net Assets	$14,182,071

Investments, at Cost	$13,095,329

Foreign Currency, at Cost	$6,273

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	1,240,062
Net Asset Value Per Share	$11.44

Statement of Operations For the Year Ended December 31, 2011
Investment Income
Dividends	$122,741
Interest	216
Withholding taxes on foreign dividends	(7,165)

Total Investment Income	115,792

Expenses
Investment advisory fees	153,468
Custodian fees	26,071
Professional fees	19,343
Shareholder reports	7,577
Administrative service fees	1,955
Trustees’ fees	611
Other expenses	1,126

Total Expenses	210,151

Net Investment Loss	(94,359)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	1,577,503
Net realized loss from foreign currency transactions	(1,716)
Net change in unrealized appreciation/depreciation on investments	(2,618,280)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	53

Net Loss on Investments and Foreign Currency Transactions	(1,042,440)

Net Decrease in Net Assets Resulting from Operations	$(1,136,799)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment loss	$(94,359)	$(149,879)
Net realized gain from investments and foreign currency transactions	1,575,787	2,533,156
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(2,618,227)	1,469,618

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,136,799)	3,852,895

Capital Share Transactions
Proceeds from sales of shares	4,859,042	6,181,993
Cost of shares redeemed	(6,224,806)	(10,088,222)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,365,764)	(3,906,229)

Net Decrease in Net Assets	(2,502,563)	(53,334)

Net Assets
Beginning of year	16,684,634	16,737,968

End of year	$14,182,071	$16,684,634

Accumulated Net Investment Loss Included in Net Assets	$—	$(212)

Other Information:
Shares
Sold	401,882	570,539
Redeemed	(507,303)	(934,394)

Net Decrease	(105,421)	(363,855)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/11	$12.40	$(0.08)	$(0.88)	$(0.96)	$—	$—	$—
Year Ended 12/31/10	9.79	(0.11)	2.72	2.61	—	—	—
Year Ended 12/31/09	7.01	(0.05)	2.83	2.78	—	—	—
Year Ended 12/31/08	10.95	(0.03)	(3.71)	(3.74)	—	(0.20)	(0.20)
Year Ended 12/31/07	11.71	(0.02)	(0.22)	(0.24)	—	(0.52)	(0.52)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
$11.44	(7.74)%	$14,182	1.37%	1.37%	(0.61)%	(0.61)%	51%
12.40	26.66%	16,685	1.40%	1.40%	(0.97)%	(0.97)%	77%
9.79	39.66%	16,738	1.36%	1.47%	(0.54)%	(0.65)%	72%
7.01	(34.00)%	15,098	1.36%	1.49%	(0.35)%	(0.48)%	95%
10.95	(2.03)%	20,816	1.36%	1.50%	(0.13)%	(0.27)%	73%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

December 31, 2011

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Partners VIP Series (the “Fund”) is a series of the Trust. The Fund is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

15

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid to shareholders during the years ended December 31, 2011 and December 31, 2010.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(96,287)	$94,571	$1,716

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal

16

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized $1,501,550 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2011, were $1,844,206, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, was $13,205,268. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2011, aggregated $1,573,165 and $(599,313), respectively, resulting in net unrealized appreciation of $973,852.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $7,077,179 and $7,413,382, respectively, for the year ended December 31, 2011.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include,

but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. The Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

17

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

For the year ended December 31, 2011, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

At a meeting held on February 15, 2012, the Board of Trustees of the Trust has approved a proposal to liquidate the Fund. The proposed liquidation is subject to approval by the Fund’s shareholders at a meeting of shareholders expected to be held on or about April 13, 2012. If approved, the liquidation is planned for late April 2012. Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no other events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Partners VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Partners VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

•

RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairperson of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	37	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

26

2011 Annual Report

All data as of December 31, 2011

RS Variable Products Trust

•	RS S&P 500 Index VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 INDEX VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS S&P 500 Index VIP Series

Highlights

•	RS S&P 500 Index VIP Series (the “Fund”) slightly underperformed its benchmark, the S&P 500® Index[1] (the “Index”), for the year ended December 31, 2011.

•	The Index experienced heightened volatility in 2011 as economic uncertainty and a deepening debt crisis in Europe weighed on investor tolerance for risk.

•	In managing the Fund, our goal is to track the investment performance of the Index, while remaining close to being fully invested in stocks and to keep trading costs to a minimum.

Market Overview

Volatility characterized 2011, the fourth most volatile year since 1990 (after 2002, 2008 and 2009)2 as investors tried to assess risks associated with uneven global economic performance, the sovereign debt crisis in Europe, and political gridlock over deficit reduction at home. The Index proved resilient in the first quarter, as investors focused more on generally healthy corporate earnings and optimism on the economy than on tumultuous world events such as unrest in the Middle East, the earthquake in Japan, and the ongoing solvency crisis in the European Union. But as oil prices started to climb, investors became increasingly risk-averse and the stock market became more volatile, as reflected in the Chicago Board Options Exchange Market Volatility Index (VIX)2, a measure of the implied volatility of the S&P 500 options market.

This volatility intensified in the third quarter, as fears about the widening European sovereign debt crisis and its potential effect on the global economy caused investors to sell risky assets in August. The first six trading days in August brought a 13.4% decline in the value of the Index3, along with greatly increased volatility. Market volatility settled down somewhat in September, and in October the Index experienced its best single month of performance since 19914. Share prices continued to regain some lost ground late in November and December, as investors responded to several encouraging economic reports. The Index ended the year at 1257.60, almost exactly where it began (1257.64 on December 31, 2010)5. For the full year, sector returns for the Index were mixed, with negative returns in industrials (-2.92%), materials (-11.64%) and financials (-18.41%) offsetting gains in all other sectors6.

U.S. markets fared much better than did other developed markets in general. The MSCI EAFE Index returned -11.73% for the full year7.

Fund Performance Overview

The Fund returned 1.95% for the year ended December 31, 20111. The Index returned 2.11% over the same period. The difference in performance is primarily due to the fact that, unlike the Fund, the Fund’s Index does not incur fees and expenses.

Outlook

In this environment, we continue to manage the portfolio with the intention of being substantially fully invested in stocks, while we attempt to track the Index and try to keep trading costs to a minimum.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011.

There is no assurance that the Fund will track the performance of the S&P 500® Index perfectly. As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price.

3

RS S&P 500 INDEX VIP SERIES

Characteristics (unaudited)

Total Net Assets: $100,293,326

Sector Allocation[8]

Top Ten Holdings[9]

Holding	% of Total Net Assets
Exxon Mobil Corp.	3.47%
Apple, Inc.	3.21%
International Business Machines Corp.	1.85%
Chevron Corp.	1.81%
Microsoft Corp.	1.66%
General Electric Co.	1.61%
The Procter & Gamble Co.	1.57%
AT&T, Inc.	1.53%
Johnson & Johnson	1.53%
Pfizer, Inc.	1.42%
Total	19.66%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees and expenses. Statistical data for the index is as of 12/31/2011.

2

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility.

3	Source: Bloomberg, 7/29/2011 – 8/8/2011.
4	Source: The Financial Times, 11/1/2011.
5	Source: Bloomberg SPX Index HP, Monthly.
6	Source: Bloomberg.
7	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. Statistical data for the index is as of 12/31/2011.
8	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
9	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

4

RS S&P 500 INDEX VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS S&P 500 Index VIP Series	8/25/99	1.95%	13.90%	-0.47%	2.64%	0.85%
S&P 500® Index[1]		2.11%	14.11%	-0.25%	2.92%	1.07%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS S&P 500 Index VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
Based on Actual Return	$1,000.00	$962.50	$1.39	0.28%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.79	$1.43	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2011	Shares	Value
Common Stocks – 97.2%
Advertising Agencies – 0.1%
Omnicom Group, Inc.	2,364	$105,387
The Interpublic Group of Companies, Inc.	3,954	38,473

		143,860
Aerospace – 2.0%
FLIR Systems, Inc.	1,333	33,418
General Dynamics Corp.	3,056	202,949
Goodrich Corp.	1,063	131,493
L-3 Communications Holdings, Inc.	852	56,811
Lockheed Martin Corp.	2,280	184,452
Northrop Grumman Corp.	2,232	130,528
Raytheon Co.	2,967	143,544
Rockwell Collins, Inc.	1,309	72,479
Textron, Inc.	2,386	44,117
The Boeing Co.	6,357	466,286
United Technologies Corp.	7,752	566,594

		2,032,671
Air Transport – 0.3%
FedEx Corp.	2,717	226,897
Southwest Airlines Co.	6,674	57,129

		284,026
Aluminum – 0.1%
Alcoa, Inc.	9,116	78,853

		78,853
Asset Management & Custodian – 0.8%
BlackRock, Inc.	865	154,178
Federated Investors, Inc., Class B	784	11,878
Franklin Resources, Inc.	1,239	119,018
Invesco Ltd.	3,868	77,708
Legg Mason, Inc.	1,056	25,397
Northern Trust Corp.	2,064	81,858
State Street Corp.	4,217	169,987
T. Rowe Price Group, Inc.	2,179	124,094

		764,118
Auto Parts – 0.3%
BorgWarner, Inc.(1)	939	59,852
Genuine Parts Co.	1,326	81,151
Johnson Controls, Inc.	5,821	181,965

		322,968
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.(1)	2,080	29,474

		29,474
Automobiles – 0.3%
Ford Motor Co.(1)	32,532	350,044

		350,044
Back Office Support, HR and Consulting – 0.7%
Accenture PLC, Class A	5,484	291,913
Automatic Data Processing, Inc.	4,172	225,330

December 31, 2011	Shares	Value
Back Office Support, HR and Consulting (continued)
Iron Mountain, Inc.	1,588	$48,910
Paychex, Inc.	2,756	82,983
Robert Half International, Inc.	1,219	34,693

		683,829
Banks: Diversified – 3.1%
Bank of America Corp.(2)	86,782	482,508
BB&T Corp.	5,976	150,416
Comerica, Inc.	1,700	43,860
Fifth Third Bancorp	7,882	100,259
First Horizon National Corp.	2,244	17,952
Huntington Bancshares, Inc.	7,418	40,725
KeyCorp	8,165	62,789
M&T Bank Corp.	1,073	81,913
PNC Financial Services Group, Inc.	4,504	259,746
Regions Financial Corp.	10,765	46,289
SunTrust Banks, Inc.	4,603	81,473
U.S. Bancorp	16,335	441,862
Wells Fargo & Co.	45,146	1,244,224
Zions Bancorporation	1,580	25,722

		3,079,738
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	4,507	28,169
People’s United Financial, Inc.	3,112	39,989

		68,158
Beverage: Brewers & Distillers – 0.2%
Beam, Inc.	1,331	68,187
Brown-Forman Corp., Class B	861	69,319
Constellation Brands, Inc., Class A(1)	1,459	30,158
Molson Coors Brewing Co., Class B	1,349	58,735

		226,399
Beverage: Soft Drinks – 2.4%
Coca-Cola Enterprises, Inc.	2,678	69,039
Dr. Pepper Snapple Group, Inc.	1,845	72,840
PepsiCo, Inc.	13,402	889,223
The Coca-Cola Co.	19,474	1,362,596

		2,393,698
Biotechnology – 1.2%
Amgen, Inc.	6,801	436,692
Baxter International, Inc.	4,841	239,533
Biogen Idec, Inc.(1)	2,081	229,014
Celgene Corp.(1)	3,807	257,353
Life Technologies Corp.(1)	1,531	59,571

		1,222,163
Building Materials – 0.1%
Masco Corp.	3,057	32,037
Vulcan Materials Co.	1,099	43,246

		75,283

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2011	Shares	Value
Cable Television Services – 1.0%
Cablevision Systems Corp., Class A	1,889	$26,862
Comcast Corp., Class A	23,354	553,723
DIRECTV, Class A(1)	6,042	258,356
Scripps Networks Interactive, Inc., Class A	832	35,293
Time Warner Cable, Inc.	2,728	173,419

		1,047,653
Casinos & Gambling – 0.0%
International Game Technology	2,507	43,120

		43,120
Chemicals: Diversified – 1.0%
Airgas, Inc.	586	45,755
E.I. du Pont de Nemours & Co.	7,911	362,166
Eastman Chemical Co.	1,175	45,895
Ecolab, Inc.	2,558	147,878
FMC Corp.	608	52,312
Sigma-Aldrich Corp.	1,043	65,146
The Dow Chemical Co.	10,118	290,994

		1,010,146
Chemicals: Specialty – 0.5%
Air Products & Chemicals, Inc.	1,805	153,768
International Flavors & Fragrances, Inc.	690	36,170
Praxair, Inc.	2,568	274,519

		464,457
Coal – 0.2%
Alpha Natural Resources, Inc.(1)	1,880	38,408
CONSOL Energy, Inc.	1,945	71,382
Peabody Energy Corp.	2,320	76,815

		186,605
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	435	23,116

		23,116
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	3,071	115,070

		115,070
Communications Technology – 1.9%
Cisco Systems, Inc.	46,025	832,132
Harris Corp.	989	35,644
JDS Uniphase Corp.(1)	1,966	20,525
Juniper Networks, Inc.(1)	4,506	91,967
QUALCOMM, Inc.	14,387	786,969
TE Connectivity Ltd.	3,652	112,518

		1,879,755
Computer Services, Software & Systems – 5.4%
Adobe Systems, Inc.(1)	4,206	118,904
Akamai Technologies, Inc.(1)	1,538	49,647
Autodesk, Inc.(1)	1,945	58,992
BMC Software, Inc.(1)	1,462	47,924

December 31, 2011	Shares	Value
Computer Services, Software & Systems (continued)
CA, Inc.	3,179	$64,263
Citrix Systems, Inc.(1)	1,602	97,273
Cognizant Technology Solutions Corp., Class A(1)	2,584	166,177
Computer Sciences Corp.	1,318	31,237
Compuware Corp.(1)	1,875	15,600
F5 Networks, Inc.(1)	687	72,904
Google, Inc., Class A(1)	2,164	1,397,728
Intuit, Inc.	2,554	134,315
Microsoft Corp.(2)	64,066	1,663,153
Oracle Corp.	33,686	864,046
Red Hat, Inc.(1)	1,651	68,170
SAIC, Inc.(1)	2,371	29,139
Salesforce.com, Inc.(1)	1,167	118,404
Symantec Corp.(1)	6,346	99,315
Teradata Corp.(1)	1,429	69,321
VeriSign, Inc.	1,362	48,651
Yahoo! Inc.(1)	10,618	171,268

		5,386,431
Computer Technology – 6.4%
Apple, Inc.(1)(2)	7,957	3,222,585
Dell, Inc.(1)	13,116	191,887
EMC Corp.(1)	17,486	376,648
Hewlett-Packard Co.	17,014	438,281
International Business Machines Corp.(2)	10,094	1,856,085
NetApp, Inc.(1)	3,074	111,494
NVIDIA Corp.(1)	5,224	72,405
SanDisk Corp.(1)	2,058	101,274
Western Digital Corp.(1)	2,001	61,931

		6,432,590
Consumer Electronics – 0.0%
Harman International Industries, Inc.	606	23,052

		23,052
Consumer Lending – 0.1%
SLM Corp.	4,347	58,250

		58,250
Consumer Services: Miscellaneous – 0.3%
eBay, Inc.(1)	9,818	297,780
H & R Block, Inc.	2,494	40,727

		338,507
Containers & Packaging – 0.1%
Ball Corp.	1,393	49,744
Bemis Co., Inc.	899	27,042
Owens-Illinois, Inc.(1)	1,407	27,268
Sealed Air Corp.	1,378	23,715

		127,769
Copper – 0.3%
Freeport-McMoran Copper & Gold, Inc.	8,117	298,624

		298,624

8	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2011	Shares	Value
Cosmetics – 0.2%
Avon Products, Inc.	3,690	$64,464
Estee Lauder Companies, Inc., Class A	963	108,164

		172,628
Diversified Financial Services – 2.8%
Ameriprise Financial, Inc.	1,938	96,202
Bank of New York Mellon Corp.	10,379	206,646
Capital One Financial Corp.	3,926	166,030
Citigroup, Inc.	25,036	658,697
JPMorgan Chase & Co.(2)	32,539	1,081,922
Leucadia National Corp.	1,690	38,431
Morgan Stanley	12,706	192,242
The Goldman Sachs Group, Inc.	4,214	381,072

		2,821,242
Diversified Manufacturing Operations – 3.4%
3M Co.	6,003	490,625
Danaher Corp.	4,877	229,414
Dover Corp.	1,579	91,661
Eaton Corp.	2,864	124,670
General Electric Co.(2)	90,391	1,618,903
Honeywell International, Inc.	6,624	360,015
Illinois Tool Works, Inc.	4,137	193,239
Ingersoll-Rand PLC	2,675	81,507
Tyco International Ltd.	3,951	184,551

		3,374,585
Diversified Media – 0.7%
Discovery Communications, Inc., Class A(1)	2,271	93,043
News Corp., Class A	18,733	334,197
Time Warner, Inc.	8,579	310,045

		737,285
Diversified Retail – 2.5%
Amazon.com, Inc.(1)	3,115	539,207
Big Lots, Inc.(1)	561	21,183
Costco Wholesale Corp.	3,725	310,367
Dollar Tree, Inc.(1)	1,019	84,689
Family Dollar Stores, Inc.	1,009	58,179
J.C. Penney Co., Inc.	1,228	43,164
Kohl’s Corp.	2,171	107,139
Macy’s, Inc.	3,603	115,945
Nordstrom, Inc.	1,388	68,997
Sears Holdings Corp.(1)	332	10,551
Target Corp.	5,740	294,003
Wal-Mart Stores, Inc.	14,966	894,368

		2,547,792
Drug & Grocery Store Chains – 1.0%
CVS Caremark Corp.	11,166	455,349
Safeway, Inc.	2,901	61,037
SUPERVALU, Inc.	1,799	14,608
The Kroger Co.	5,121	124,031

December 31, 2011	Shares	Value
Drug & Grocery Store Chains (continued)
Walgreen Co.	7,624	$252,049
Whole Foods Market, Inc.	1,367	95,116

		1,002,190
Education Services – 0.1%
Apollo Group, Inc., Class A(1)	994	53,547
DeVry, Inc.	516	19,845

		73,392
Electronic Components – 0.3%
Amphenol Corp., Class A	1,418	64,363
Corning, Inc.	13,451	174,594
Molex, Inc.	1,177	28,083

		267,040
Electronic Entertainment – 0.1%
Electronic Arts, Inc.(1)	2,841	58,525

		58,525
Energy Equipment – 0.0%
First Solar, Inc.(1)	508	17,150

		17,150
Engineering & Contracting Services – 0.2%
Fluor Corp.	1,453	73,013
Jacobs Engineering Group, Inc.(1)	1,100	44,638
Quanta Services, Inc.(1)	1,802	38,815

		156,466
Entertainment – 0.8%
The Walt Disney Co.	15,384	576,900
Viacom, Inc., Class B	4,729	214,744

		791,644
Environmental, Maintenance, And Security Services – 0.0%
Cintas Corp.	930	32,373

		32,373
Fertilizers – 0.5%
CF Industries Holdings, Inc.	566	82,059
Monsanto Co.	4,576	320,640
The Mosaic Co.	2,551	128,647

		531,346
Financial Data & Systems – 1.7%
American Express Co.	8,676	409,247
Discover Financial Services	4,690	112,560
Equifax, Inc.	1,052	40,754
Fidelity National Information Services, Inc.	2,072	55,095
Fiserv, Inc.(1)	1,200	70,488
MasterCard, Inc., Class A	908	338,521
Moody’s Corp.	1,677	56,481
The Dun & Bradstreet Corp.	415	31,054
Total System Services, Inc.	1,408	27,540
Visa, Inc., Class A	4,352	441,859
Western Union Co.	5,291	96,614

		1,680,213

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2011	Shares	Value
Foods – 1.9%
Campbell Soup Co.	1,554	$51,655
ConAgra Foods, Inc.	3,549	93,694
Dean Foods Co.(1)	1,557	17,439
General Mills, Inc.	5,476	221,285
H.J. Heinz Co.	2,759	149,096
Hormel Foods Corp.	1,182	34,621
Kellogg Co.	2,142	108,321
Kraft Foods, Inc., Class A	15,106	564,360
McCormick & Co., Inc.	1,097	55,311
Mead Johnson Nutrition Co.	1,736	119,315
Sara Lee Corp.	5,037	95,300
Smucker (J.M.) Co.	970	75,825
Sysco Corp.	5,034	147,647
The Hershey Co.	1,317	81,364
Tyson Foods, Inc., Class A	2,539	52,405

		1,867,638
Forms And Bulk Printing Services – 0.0%
R.R. Donnelley & Sons Co.	1,605	23,160

		23,160
Fruit & Grain Processing – 0.2%
Archer-Daniels-Midland Co.	5,716	163,478

		163,478
Gas Pipeline – 0.4%
El Paso Corp.	6,600	175,362
EQT Corp.	1,282	70,241
Spectra Energy Corp.	5,568	171,216

		416,819
Gold – 0.2%
Newmont Mining Corp.	4,235	254,142

		254,142
Health Care Facilities – 0.1%
DaVita, Inc.(1)	803	60,875
Tenet Healthcare Corp.(1)	3,720	19,084

		79,959
Health Care Management Services – 1.0%
Aetna, Inc.	3,098	130,705
CIGNA Corp.	2,436	102,312
Coventry Health Care, Inc.(1)	1,230	37,355
Humana, Inc.	1,400	122,654
UnitedHealth Group, Inc.	9,127	462,556
WellPoint, Inc.	2,978	197,293

		1,052,875
Health Care Services – 0.6%
Cerner Corp.(1)	1,251	76,624
Express Scripts, Inc.(1)	4,157	185,776
McKesson Corp.	2,096	163,299
Medco Health Solutions, Inc.(1)	3,316	185,365

		611,064

December 31, 2011	Shares	Value
Home Building – 0.1%
D.R. Horton, Inc.	2,375	$29,949
Lennar Corp., Class A	1,369	26,901
Pulte Group, Inc.(1)	2,868	18,097

		74,947
Hotel/Motel – 0.3%
Marriott International, Inc., Class A	2,283	66,595
Starwood Hotels & Resorts Worldwide, Inc.	1,646	78,959
Wyndham Worldwide Corp.	1,351	51,108
Wynn Resorts Ltd.	679	75,023

		271,685
Household Appliances – 0.0%
Whirlpool Corp.	650	30,842

		30,842
Household Equipment & Products – 0.2%
Newell Rubbermaid, Inc.	2,474	39,955
Snap-On, Inc.	502	25,412
Stanley Black & Decker, Inc.	1,447	97,817

		163,184
Household Furnishings – 0.0%
Leggett & Platt, Inc.	1,213	27,948

		27,948
Insurance: Life – 0.6%
Aflac, Inc.	3,997	172,910
Lincoln National Corp.	2,578	50,065
Principal Financial Group, Inc.	2,616	64,354
Prudential Financial, Inc.	4,037	202,335
Torchmark Corp.	883	38,313
Unum Group	2,531	53,328

		581,305
Insurance: Multi-Line – 2.0%
American International Group, Inc.(1)	3,738	86,722
Aon Corp.	2,771	129,683
Assurant, Inc.	801	32,889
Berkshire Hathaway, Inc., Class B(1)	15,046	1,148,010
Genworth Financial, Inc., Class A(1)	4,194	27,471
Loews Corp.	2,628	98,944
Marsh & McLennan Companies, Inc.	4,589	145,104
MetLife, Inc.	9,053	282,272
The Hartford Financial Services Group, Inc.	3,814	61,977

		2,013,072
Insurance: Property-Casualty – 0.9%
ACE Ltd.	2,886	202,367
Cincinnati Financial Corp.	1,391	42,370
The Allstate Corp.	4,330	118,685
The Chubb Corp.	2,392	165,574
The Progressive Corp.	5,308	103,559

10	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2011	Shares	Value
Insurance: Property-Casualty (continued)
The Travelers Companies, Inc.	3,540	$209,462
XL Group PLC	2,765	54,664

		896,681
Leisure Time – 0.4%
Carnival Corp.	3,869	126,284
Expedia, Inc.	815	23,651
Priceline.com, Inc.(1)	430	201,116
TripAdvisor, Inc.(1)	815	20,546

		371,597
Luxury Items – 0.1%
Tiffany & Co.	1,081	71,627

		71,627
Machinery: Agricultural – 0.3%
Deere & Co.	3,543	274,051

		274,051
Machinery: Construction & Handling – 0.5%
Caterpillar, Inc.	5,536	501,562

		501,562
Machinery: Engines – 0.1%
Cummins, Inc.	1,656	145,761

		145,761
Machinery: Industrial – 0.1%
Joy Global, Inc.	894	67,023

		67,023
Medical & Dental Instruments & Supplies – 0.9%
Becton, Dickinson and Co.	1,854	138,531
Boston Scientific Corp.(1)	12,701	67,823
C.R. Bard, Inc.	738	63,099
Covidien PLC	4,141	186,386
DENTSPLY International, Inc.	1,208	42,268
Edwards Lifesciences Corp.(1)	983	69,498
Patterson Companies, Inc.	797	23,528
St. Jude Medical, Inc.	2,730	93,639
Stryker Corp.	2,791	138,741
Zimmer Holdings, Inc.(1)	1,522	81,305

		904,818
Medical Equipment – 0.8%
CareFusion Corp.(1)	1,919	48,762
Intuitive Surgical, Inc.(1)	338	156,497
Medtronic, Inc.	9,047	346,048
PerkinElmer, Inc.	976	19,520
Thermo Fisher Scientific, Inc.(1)	3,248	146,063
Varian Medical Systems, Inc.(1)	965	64,780

		781,670
Medical Services – 0.1%
Laboratory Corp. of America Holdings(1)	860	73,934
Quest Diagnostics, Inc.	1,342	77,917

		151,851

December 31, 2011	Shares	Value
Metal Fabricating – 0.3%
Fastenal Co.	2,520	$109,897
Precision Castparts Corp.	1,227	202,198

		312,095
Metals & Minerals: Diversified – 0.1%
Cliffs Natural Resources, Inc.	1,223	76,254
Titanium Metals Corp.	691	10,351

		86,605
Office Supplies & Equipment – 0.2%
Avery Dennison Corp.	905	25,955
Lexmark International Group, Inc., Class A	610	20,173
Pitney Bowes, Inc.	1,718	31,852
Xerox Corp.	11,889	94,636

		172,616
Offshore Drilling & Other Services – 0.0%
Diamond Offshore Drilling, Inc.	601	33,211

		33,211
Oil Well Equipment & Services – 1.9%
Baker Hughes, Inc.	3,736	181,719
Cameron International Corp.(1)	2,089	102,758
FMC Technologies, Inc.(1)	2,045	106,810
Halliburton Co.	7,877	271,835
Helmerich & Payne, Inc.	911	53,166
Nabors Industries Ltd.(1)	2,463	42,708
National Oilwell Varco, Inc.	3,627	246,600
Noble Corp.(1)	2,161	65,306
Rowan Companies, Inc.(1)	1,070	32,453
Schlumberger Ltd.	11,496	785,292

		1,888,647
Oil: Crude Producers – 2.4%
Anadarko Petroleum Corp.	4,261	325,242
Apache Corp.	3,288	297,827
Cabot Oil & Gas Corp.	889	67,475
Chesapeake Energy Corp.	5,644	125,805
Denbury Resources, Inc.(1)	3,401	51,355
Devon Energy Corp.	3,460	214,520
EOG Resources, Inc.	2,303	226,868
Newfield Exploration Co.(1)	1,136	42,861
Noble Energy, Inc.	1,497	141,302
Occidental Petroleum Corp.	6,951	651,309
Pioneer Natural Resources Co.	1,048	93,775
QEP Resources, Inc.	1,504	44,067
Range Resources Corp.	1,338	82,876
Southwestern Energy Co.(1)	2,982	95,245

		2,460,527
Oil: Integrated – 6.7%
Chevron Corp.	17,054	1,814,546
ConocoPhillips	11,365	828,168

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2011	Shares	Value
Oil: Integrated (continued)
Exxon Mobil Corp.(2)	41,047	$3,479,144
Hess Corp.	2,550	144,840
Marathon Oil Corp.	6,019	176,176
Murphy Oil Corp.	1,660	92,528
Williams Companies, Inc.	5,056	166,949

		6,702,351
Oil: Refining And Marketing – 0.3%
Marathon Petroleum Corp.	3,057	101,768
Sunoco, Inc.	916	37,574
Tesoro Corp.(1)	1,223	28,569
Valero Energy Corp.	4,795	100,935

		268,846
Paints & Coatings – 0.2%
PPG Industries, Inc.	1,321	110,290
The Sherwin-Williams Co.	743	66,328

		176,618
Paper – 0.2%
International Paper Co.	3,735	110,556
MeadWestvaco Corp.	1,457	43,637

		154,193
Personal Care – 2.3%
Clorox Co.	1,118	74,414
Colgate-Palmolive Co.	4,145	382,957
Kimberly-Clark Corp.	3,365	247,529
The Procter & Gamble Co.(2)	23,549	1,570,954

		2,275,854
Pharmaceuticals – 6.6%
Abbott Laboratories	13,322	749,096
Allergan, Inc.	2,619	229,791
AmerisourceBergen Corp.	2,220	82,562
Bristol-Myers Squibb Co.	14,507	511,227
Cardinal Health, Inc.	2,955	120,002
Eli Lilly & Co.	8,696	361,406
Forest Laboratories, Inc.(1)	2,288	69,235
Gilead Sciences, Inc.(1)	6,452	264,080
Hospira, Inc.(1)	1,407	42,731
Johnson & Johnson(2)	23,363	1,532,145
Merck & Co., Inc.	26,129	985,063
Mylan, Inc.(1)	3,647	78,265
Perrigo Co.	798	77,645
Pfizer, Inc.	65,859	1,425,189
Watson Pharmaceuticals, Inc.(1)	1,085	65,469

		6,593,906
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	519	97,152

		97,152
Production Technology Equipment – 0.2%
Applied Materials, Inc.	11,181	119,749

December 31, 2011	Shares	Value
Production Technology Equipment (continued)
KLA-Tencor Corp.	1,420	$68,515
Novellus Systems, Inc.(1)	570	23,535
Teradyne, Inc.(1)	1,570	21,399

		233,198
Publishing – 0.2%
Gannett Co., Inc.	2,042	27,302
The McGraw-Hill Companies, Inc.	2,516	113,144
The Washington Post Co., Class B	41	15,449

		155,895
Radio & TV Broadcasters – 0.1%
CBS Corp., Class B	5,603	152,065

		152,065
Railroads– 0.8%
CSX Corp.	8,985	189,224
Norfolk Southern Corp.	2,888	210,419
Union Pacific Corp.	4,138	438,380

		838,023
Real Estate – 0.0%
CBRE Group, Inc.(1)	2,771	42,175

		42,175
Real Estate Investment Trusts – 1.8%
Apartment Investment & Management Co., Class A	1,046	23,964
AvalonBay Communities, Inc.	809	105,655
Boston Properties, Inc.	1,258	125,297
Equity Residential	2,527	144,115
HCP, Inc.	3,488	144,508
Health Care REIT, Inc.	1,619	88,284
Host Hotels & Resorts, Inc.	6,047	89,314
Kimco Realty Corp.	3,493	56,726
Plum Creek Timber Co., Inc.	1,379	50,416
ProLogis, Inc.	3,930	112,359
Public Storage, Inc.	1,207	162,293
Simon Property Group, Inc.	2,515	324,284
Ventas, Inc.	2,450	135,069
Vornado Realty Trust	1,579	121,362
Weyerhaeuser Co.	4,603	85,938

		1,769,584
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	1,985	77,157

		77,157
Restaurants – 1.5%
Chipotle Mexican Grill, Inc.(1)	266	89,839
Darden Restaurants, Inc.	1,138	51,870
McDonald’s Corp.	8,762	879,091
Starbucks Corp.	6,378	293,452
Yum! Brands, Inc.	3,959	233,621

		1,547,873

12	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2011	Shares	Value
Scientific Instruments: Control & Filter – 0.4%
Flowserve Corp.	474	$47,078
Pall Corp.	993	56,750
Parker Hannifin Corp.	1,292	98,515
Rockwell Automation, Inc.	1,220	89,511
Roper Industries, Inc.	828	71,928
Waters Corp.(1)	774	57,315

		421,097
Scientific Instruments: Electrical – 0.4%
Cooper Industries PLC	1,353	73,265
Emerson Electric Co.	6,300	293,517

		366,782
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.(1)	2,976	103,952

		103,952
Scientific Instruments: Pollution Control – 0.3%
Republic Services, Inc.	2,716	74,826
Stericycle, Inc.(1)	727	56,648
Waste Management, Inc.	3,948	129,139

		260,613
Securities Brokerage & Services – 0.4%
CME Group, Inc.	567	138,161
E*TRADE Financial Corp.(1)	2,177	17,329
IntercontinentalExchange, Inc.(1)	625	75,344
NYSE Euronext	2,248	58,673
The Charles Schwab Corp.	9,242	104,065
The NASDAQ OMX Group, Inc.(1)	1,093	26,789

		420,361
Semiconductors & Components – 1.9%
Advanced Micro Devices, Inc.(1)	4,996	26,978
Altera Corp.	2,760	102,396
Analog Devices, Inc.	2,555	91,418
Broadcom Corp., Class A(1)	4,154	121,962
Intel Corp.	43,641	1,058,294
Linear Technology Corp.	1,929	57,928
LSI Corp.(1)	4,812	28,631
Microchip Technology, Inc.	1,626	59,560
Micron Technology, Inc.(1)	8,461	53,220
Texas Instruments, Inc.	9,794	285,103
Xilinx, Inc.	2,263	72,552

		1,958,042
Specialty Retail – 1.9%
Abercrombie & Fitch Co., Class A	741	36,190
AutoNation, Inc.(1)	408	15,043
AutoZone, Inc.(1)	237	77,018
Bed, Bath & Beyond, Inc.(1)	2,058	119,302
Best Buy Co., Inc.	2,509	58,635
CarMax, Inc.(1)	1,927	58,735
GameStop Corp., Class A(1)	1,181	28,498

December 31, 2011	Shares	Value
Specialty Retail (continued)
Limited Brands, Inc.	2,107	$85,017
Lowe’s Companies, Inc.	10,718	272,023
Netflix, Inc.(1)	471	32,636
O’Reilly Automotive, Inc.(1)	1,091	87,225
Orchard Supply Hardware Stores Corp., Class A(1)(3)	14	34
Ross Stores, Inc.	1,966	93,444
Staples, Inc.	5,995	83,271
The Gap, Inc.	2,969	55,075
The Home Depot, Inc.	13,197	554,802
The TJX Companies, Inc.	3,235	208,819
Urban Outfitters, Inc.(1)	946	26,072

		1,891,839
Steel – 0.2%
Allegheny Technologies, Inc.	906	43,307
Nucor Corp.	2,709	107,195
United States Steel Corp.	1,226	32,440

		182,942
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,557	30,611

		30,611
Telecommunications Equipment – 0.4%
American Tower Corp., Class A	3,375	202,534
Motorola Mobility Holdings, Inc.(1)	2,259	87,649
Motorola Solutions, Inc.	2,455	113,642

		403,825
Textiles, Apparel & Shoes – 0.6%
Coach, Inc.	2,499	152,539
NIKE, Inc., Class B	3,170	305,493
Ralph Lauren Corp.	550	75,944
VF Corp.	738	93,718

		627,694
Tobacco – 1.9%
Altria Group, Inc.	17,626	522,611
Lorillard, Inc.	1,158	132,012
Philip Morris International, Inc.	14,875	1,167,390
Reynolds American, Inc.	2,880	119,289

		1,941,302
Toys – 0.1%
Hasbro, Inc.	998	31,826
Mattel, Inc.	2,916	80,948

		112,774
Transportation Miscellaneous – 0.7%
Expeditors International of Washington, Inc.	1,821	74,588
United Parcel Service, Inc., Class B	8,271	605,355

		679,943

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2011	Shares	Value
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,410	$98,390

		98,390
Utilities: Electrical – 3.4%
Ameren Corp.	2,063	68,347
American Electric Power, Inc.	4,126	170,445
CMS Energy Corp.	2,172	47,958
Consolidated Edison, Inc.	2,501	155,137
Constellation Energy Group	1,737	68,907
Dominion Resources, Inc.	4,874	258,712
DTE Energy Co.	1,451	79,007
Duke Energy Corp.	11,425	251,350
Edison International	2,785	115,299
Entergy Corp.	1,507	110,086
Exelon Corp.	5,666	245,735
FirstEnergy Corp.	3,598	159,391
NextEra Energy, Inc.	3,607	219,594
Northeast Utilities	1,517	54,718
NRG Energy, Inc.(1)	1,986	35,986
Pepco Holdings, Inc.	1,917	38,915
PG&E Corp.	3,470	143,033
Pinnacle West Capital Corp.	942	45,386
PPL Corp.	4,973	146,306
Progress Energy, Inc.	2,514	140,834
Public Service Enterprise Group, Inc.	4,320	142,603
SCANA Corp.	989	44,564
Southern Co.	7,370	341,157
TECO Energy, Inc.	1,846	35,333
The AES Corp.(1)	5,545	65,653
Wisconsin Energy Corp.	1,967	68,766
Xcel Energy, Inc.	4,129	114,126

		3,367,348
Utilities: Gas Distributors – 0.4%
AGL Resources, Inc.	1,009	42,640
CenterPoint Energy, Inc.	3,660	73,529
NiSource, Inc.	2,395	57,025
ONEOK, Inc.	882	76,461
Sempra Energy	2,047	112,585

		362,240
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	667	36,138

		36,138
Utilities: Telecommunications – 2.9%
AT&T, Inc.(2)	50,707	1,533,380
CenturyLink, Inc.	5,300	197,160
Frontier Communications Corp.	8,534	43,950
MetroPCS Communications, Inc.(1)	2,506	21,752
Sprint Nextel Corp.(1)	25,646	60,012
Verizon Communications, Inc.	24,237	972,388

December 31, 2011	Shares	Value
Utilities: Telecommunications (continued)
Windstream Corp.	4,971	$58,359

		2,887,001
Utilities: Water – 0.0%
Xylem, Inc.	1,576	40,487

		40,487
Total Common Stocks (Cost $63,554,566)		97,485,029

	Shares	Value
Preferred Stocks – 0.0%
Specialty Retail – 0.0%
Orchard Supply Hardware Stores Corp., Series A(1)(3)	14	34

		34
Total Preferred Stocks (Cost $138)		34

	Principal Amount	Value
U.S. Government Securities – 0.3%
U.S. Treasury Bills 0.035% due 2/23/2012(2)	$50,000	49,998
0.039% due 5/3/2012(2)	60,000	59,992
U.S. Treasury Note 3.125% due 5/15/2019(2)	145,000	162,581

Total U.S. Government Securities (Cost $252,547)		272,571

	Principal Amount	Value
Repurchase Agreements – 2.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $2,394,003, due 1/3/2012(4)	2,394,000	2,394,000
Total Repurchase Agreements (Cost $2,394,000)		2,394,000
Total Investments - 99.9% (Cost $66,201,251)		100,151,634
Other Assets, Net - 0.1%		141,692
Total Net Assets - 100.0%		$100,293,326

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	Fair valued security. See 1a in Notes to Financial Statements.

14	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	3.15%	10/28/2020	$2,443,188

The table below presents futures contracts as of December 31, 2011.

Description	Counterparty	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Purchased Futures Contracts
S&P 500 E Mini Index	Goldman Sachs & Co.	43	03/16/2012	$2,693	$43,214

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$97,484,995	$34	$—	$97,485,029
Preferred Stocks	—	34	—	34
U.S. Government Securities	—	272,571	—	272,571
Repurchase Agreements	—	2,394,000	—	2,394,000
Other Financial Instruments:
Financial Futures Contracts	43,214			43,214
Total	$97,528,209	$2,666,639	$—	$100,194,848

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statement of Assets and Liabilities As of December 31, 2011
Assets
Investments, at value	$100,151,634
Cash and cash equivalents	729
Dividends/interest receivable	150,975
Receivable for fund shares subscribed	30,559
Due from distributor	13,416

Total Assets	100,347,313

Liabilities
Payable to adviser	21,142
Payable for fund shares redeemed	15,527
Payable for variation margin	10,331
Accrued trustees’ fees	1,088
Accrued expenses/other liabilities	5,899

Total Liabilities	53,987

Total Net Assets	$100,293,326

Net Assets Consist of:
Paid-in capital	$102,171,340
Accumulated net realized loss from investments and futures contracts	(35,871,611)
Net unrealized appreciation on investments and futures contracts	33,993,597

Total Net Assets	$100,293,326

Investments, at Cost	$66,201,251

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	10,995,403
Net Asset Value Per Share	$9.12

Statement of Operations For the Year Ended December 31, 2011
Investment Income
Dividends	$2,155,506
Interest	6,147

Total Investment Income	2,161,653

Expenses
Investment advisory fees	264,439
Custodian fees	41,419
Professional fees	36,892
Shareholder reports	27,303
Administrative service fees	13,342
Trustees’ fees	4,171
Other expenses	16,989

Total Expenses	404,555

Less: Expense reimbursement by distributor	(108,381)

Total Expenses, Net	296,174

Net Investment Income	1,865,479

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized gain from investments	2,775,866
Net realized gain from futures contracts	57,364
Net change in unrealized appreciation/depreciation on investments	(2,510,449)
Net change in unrealized appreciation/depreciation on futures contracts	3,743

Net Gain on Investments and Futures Contracts	326,524

Net Increase in Net Assets Resulting from Operations	$2,192,003

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment income	$1,865,479	$1,806,139
Net realized gain from investments and futures contracts	2,833,230	1,813,430
Net change in unrealized appreciation/depreciation on investments and futures contracts	(2,506,706)	11,122,427

Net Increase in Net Assets Resulting from Operations	2,192,003	14,741,996

Distributions to Shareholders
Net investment income	(1,854,887)	(1,800,090)

Total Distributions	(1,854,887)	(1,800,090)

Capital Share Transactions
Proceeds from sales of shares	9,975,108	7,883,279
Reinvestment of distributions	1,854,887	1,800,090
Cost of shares redeemed	(21,674,444)	(17,244,856)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(9,844,449)	(7,561,487)

Net Increase/(Decrease) in Net Assets	(9,507,333)	5,380,419

Net Assets
Beginning of year	109,800,659	104,420,240

End of year	$100,293,326	$109,800,659

Accumulated Undistributed Net Investment Income Included in Net Assets	$—	$6,049

Other Information:
Shares
Sold	1,084,293	970,612
Reinvested	210,543	199,788
Redeemed	(2,333,356)	(2,064,901)

Net Decrease	(1,038,520)	(894,501)

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/11	$9.12	$0.17	$—	$0.17	$(0.17)	$—	$(0.17)
Year Ended 12/31/10	8.08	0.15	1.04	1.19	(0.15)	—	(0.15)
Year Ended 12/31/09	6.52	0.15	1.56	1.71	(0.15)	—	(0.15)
Year Ended 12/31/08	10.71	0.21	(4.19)	(3.98)	(0.21)	—	(0.21)
Year Ended 12/31/07	10.36	0.19	0.35	0.54	(0.19)	—	(0.19)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$9.12	1.95%	$100,293	0.28%	0.38%	1.76%	1.66%	3%
9.12	14.77%	109,801	0.28%	0.37%	1.74%	1.65%	5%
8.08	26.25%	104,420	0.28%	0.36%	2.03%	1.95%	5%
6.52	(37.16)%	158,838	0.28%	0.35%	2.02%	1.95%	8%
10.71	5.22%	282,937	0.28%	0.35%	1.72%	1.65%	3%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2011

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Future contracts shall be valued at the settlement prices established each day by the boards of trade or exchange on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and

20

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or

21

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement in effect through April 30, 2012, expense limitations have been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 0.28% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive fees that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

22

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2011 and December 31, 2010, was as follows:

Ordinary Income
2011	$1,854,887
2010	1,800,090

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(9,522,727)	$(16,641)	$9,539,368

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund

utilized $2,424,861 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2011 were as follows:

Expiring	Amount
2013	$549,960
2016	7,289,622
2017	17,800,138
2018	2,431,713

Total	$28,071,433

Capital loss carryovers of $9,513,948 expired in the year ended December 31, 2011.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, was $73,958,215. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2011, aggregated $32,516,357 and $(6,322,938), respectively, resulting in net unrealized appreciation of $26,193,419.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Other Investments	U.S. Government Agency Obligations
Purchases	$2,874,255	$—
Sales	13,353,467	75,000

23

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

b. Derivative Instruments and Hedging Activities The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2011.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation on investments and futures contracts*	$43,214

*	The cumulative appreciation/depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2011.

Derivative Instrument Type	Location of Gain/ (Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$57,364
	Net change in unrealized appreciation/depreciation on futures contracts	3,743

The Fund held an average daily face value of $2,087,000 E-mini S&P 500 Futures Contracts for the year ended December 31, 2011.

The Fund may, but will not necessarily, enter into derivative transactions, such as financial futures contracts, as a substitute for the purchase or sale of securities or when there is significant cash received from fund shares sold.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. The Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Fund did not borrow from the facility.

Note 6. Legal Matters

Two lawsuits have been filed relating to the Fund’s investment in Tribune Company in connection with a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007. One has been filed in the U.S. Bankruptcy Court for the District of Delaware, naming the Trust as a defendant; the other was filed in Delaware Superior Court and has since been transferred to a consolidated proceeding in the U.S. District Court for the Southern District of New York. The plaintiffs in both lawsuits seek to recover amounts paid to Tribune shareholders in the leveraged buyout transaction. The Fund received $218,212 in the transaction. The Trust cannot predict the outcomes of these proceedings. If the proceedings were to be decided or settled in a manner adverse to the Fund, the payment of such judgments or settlements could have a material adverse effect on the Fund’s net asset value.

Note 7. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

24

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

Note 8. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 9. New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS S&P 500 Index VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10—11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

•	RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253 (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007 – July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006 – March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009 –December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996 –February 2009).	37	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

33

2011 Annual Report

All data as of December 31, 2011

RS Variable Products Trust

•	RS International Growth VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INTERNATIONAL GROWTH VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS International Growth VIP Series

Highlights

•	International equity markets, as defined by the MSCI EAFE Index[1], declined in 2011 amidst fears over the uncertain future paths of European reform and Chinese growth.

•

During 2011, RS International Growth VIP Series returned -11.65%, slightly outperforming the MSCI EAFE Index, which returned -11.73%. The Fund also outperformed the MSCI EAFE Growth Index[2], which returned -11.82%. Select positions in technology both aided and detracted from relative returns during the year.

•

RS International Growth VIP Series seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

International markets in 2011 can be characterized by persistently high levels of volatility under a backdrop of pessimistic news coverage. The first half of 2011 brought several newsworthy events: Chinese drought, Australian floods, widespread political unrest in the Arab world and the Japanese earthquake. Despite these events international markets posted positive absolute returns over the period. In the second half of the year markets panicked over the ongoing peripheral European debt worries. Share prices fell indiscriminately as many market participants predicted doomsday scenarios for Europe and the resultant pain that would be felt by the global economy. Looking at the year as a whole, markets finished down.

Performance Update

RS International Growth VIP Series returned -11.65%, slightly outperforming its benchmark MSCI EAFE Index, which returned -11.73%. The Fund also outperformed its secondary benchmark MSCI EAFE Growth Index, which returned -11.82%.

Portfolio Review

Several stocks within the technology sector aided returns relative to the MSCI EAFE Index during 2011. Baidu and Rakuten are two companies that we believe benefit from these technological trends and were also two top contributors to the Fund during the year. We are excited by the long-term developments in the technology sector as the pace of change in the world seems to us to be increasing; the implications of new technologies, network effects, tipping points, and potentially strong growth profiles for companies are frequent topics during our investment discussions.

Baidu is China’s leading Internet search engine. We believe it is an innovative company, working in what we view as a structurally growing industry. The stock has performed well as over the year the company exceeded expectations, almost doubling its profits. Rakuten is a Japanese e-commerce conglomerate whose main business is an online shopping mall called “Ichiba”. Its strong performance has been driven by increased online spending in its home market. It has also been expanding overseas through a series of acquisitions that we believe fit with the company’s strategic plan of buying and improving local sites.

Another contributor for the year was the Fund’s holding in Autonomy, a UK software company that specializes in developing software for the analysis of unstructured information. During the third quarter Hewlett-Packard made a bid for the company and following Autonomy’s announcement that they intended to accept the bid, we sold the shares at a significant premium.

While several of the Fund’s technology holdings aided relative returns during 2011, other stocks in the sector detracted from relative returns with Nintendo serving as one of the Fund’s largest detractors. The stock lagged, due, we believe, to the company’s ongoing insistence that its games should only be played on its own hardware. We believe that this suggests that the company will lose out amid a smartphone revolution that is transforming gaming.

The Fund also suffered setbacks in its alternative energy holdings Vestas Windsystems and SMA Solar, as falling government subsidies and rising Chinese competition made conditions difficult in 2011.

Outlook

We remain confident that global economies are resilient and we have three main areas of disagreement with the often gloomy consensus. First, while a resolution to the

3

RS INTERNATIONAL GROWTH VIP SERIES

European crisis is hard to predict, we believe that the Germans are fully committed to addressing the issues head on and that the southern European countries can emerge from their current crisis intact. Secondly, we see evidence of a recovery in the U.S. as the fourth quarter of 2011 saw significant positive economic surprises. While these surprises stemmed from a low base, we nonetheless view the trend favorably. Finally, developing economies such as China continue to be much better resourced than their western counterparts and we believe there are durable long-term forces at play in the region based on urbanization, emulation, and education. While the year ahead will no doubt present further political and economic challenges, we believe that there are many exciting opportunities for the patient investor.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

4

RS INTERNATIONAL GROWTH VIP SERIES

Characteristics (unaudited)

Total Net Assets: $208,247,296

Geographical Location[3]

Top Ten Holdings[3]

Holding	Country	% of Total Net Assets
Baidu, Inc., ADR	People’s Republic of China	4.85%
Atlas Copco AB, Class B	Sweden	3.92%
Rakuten, Inc.	Japan	3.14%
BHP Billiton PLC	United Kingdom	2.84%
PPR	France	2.77%
Standard Chartered PLC	United Kingdom	2.73%
Industria de Diseno Textil S.A.	Spain	2.69%
Tencent Holdings Ltd.	People’s Republic of China	2.63%
British American Tobacco PLC	United Kingdom	2.63%
Compagnie Financiere Richemont S.A., Class A	Switzerland	2.47%
Total		30.67%

1	The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	The MSCI EAFE Growth Index (Europe, Australasia, and Far East) generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities within the MSCI EAFE Index classified by MSCI as most representing the growth style. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS INTERNATIONAL GROWTH VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS International Growth VIP Series	2/8/91	-11.65%	11.94%	-1.77%	5.05%	6.73%
MSCI EAFE Index[1]		-11.73%	8.16%	-4.26%	5.12%	5.15%
MSCI EAFE Growth Index[2]		-11.82%	8.85%	-2.81%	4.62%	3.69%

Since inception performance for the indices is measured from 1/31/91, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International Growth VIP Series, in the MSCI EAFE Index, and in the MSCI EAFE Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
Based on Actual Return	$1,000.00	$837.60	$4.26	0.92%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.57	$4.69	0.92%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH VIP SERIES

December 31, 2011	Shares	Value
Common Stocks – 96.6%
Australia – 6.8%
Brambles Ltd.	470,504	$3,435,271
Fortescue Metals Group Ltd.	865,199	3,784,818
James Hardie Industries SE	142,882	996,120
Woodside Petroleum Ltd.	103,268	3,232,606
Woolworths Ltd.	103,344	2,652,671

		14,101,486
Brazil – 2.0%
B2W Companhia Global do Varejo	21,000	101,327
BM&F BOVESPA S.A.	383,700	2,015,955
OGX Petroleo e Gas Participacoes S.A.(1)	287,100	2,096,395

		4,213,677
Chile – 0.6%
Sociedad Quimica y Minera de Chile S.A., ADR	22,700	1,222,395

		1,222,395
Denmark – 3.0%
Novo Nordisk A/S, Class B	27,002	3,102,076
Novozymes A/S, Class B	80,960	2,494,212
Vestas Wind Systems A/S(1)	66,888	719,387

		6,315,675
France – 6.1%
Essilor International S.A.	36,315	2,559,902
L’Oreal S.A.	41,625	4,335,231
PPR	40,360	5,760,955

		12,656,088
Germany – 5.0%
Adidas AG	52,413	3,405,432
Aixtron AG	118,181	1,501,983
Axel Springer AG	24,195	1,038,279
HeidelbergCement AG	40,237	1,704,218
SMA Solar Technology AG	28,741	1,602,006
TUI AG(1)	187,816	1,165,016

		10,416,934
Hong Kong – 1.6%
Hong Kong Exchanges & Clearing Ltd.	146,900	2,348,772
Li & Fung Ltd.	568,000	1,045,152

		3,393,924
India – 0.6%
Housing Development Finance Corp. Ltd.	82,500	1,006,738
Reliance Capital Ltd.	64,826	286,172

		1,292,910
Israel – 0.8%
Teva Pharmaceutical Industries Ltd., ADR	43,400	1,751,624

		1,751,624

December 31, 2011	Shares	Value
Japan – 11.4%
Canon, Inc.	81,700	$3,595,396
Gree, Inc.	84,400	2,901,356
Hoya Corp.	69,600	1,496,338
Kyocera Corp.	14,200	1,138,749
Nintendo Co. Ltd.	5,700	782,565
Rakuten, Inc.	6,081	6,542,246
Rohm Co. Ltd.	24,200	1,125,323
SMC Corp.	22,600	3,636,017
Yamada Denki Co. Ltd.	15,360	1,046,311
Yamaha Motor Co. Ltd.	109,100	1,379,861

		23,644,162
People’s Republic of China – 8.8%
Baidu, Inc., ADR(1)	86,700	10,097,949
China Merchants Bank Co. Ltd., H shares	607,000	1,219,819
CNOOC Ltd.	745,000	1,302,916
Ports Design Ltd.	166,500	251,541
Tencent Holdings Ltd.	274,000	5,482,884

		18,355,109
Peru – 0.7%
Credicorp Ltd.	12,774	1,398,370

		1,398,370
Singapore – 0.7%
Singapore Exchange Ltd.	295,000	1,394,372

		1,394,372
South Africa – 0.4%
Impala Platinum Holdings Ltd.	42,800	886,126

		886,126
South Korea – 2.0%
Celltrion, Inc.(1)	54,813	1,729,951
Samsung Electronics Co. Ltd.	2,631	2,420,092

		4,150,043
Spain – 5.1%
Banco Santander S.A.	647,760	4,893,601
Industria de Diseno Textil S.A.	68,736	5,611,256

		10,504,857
Sweden – 9.0%
Alfa Laval AB	134,371	2,537,654
Atlas Copco AB, Class B	431,729	8,172,711
Oriflame Cosmetics S.A., SDR	25,515	803,605
Sandvik AB	258,054	3,154,830
Svenska Handelsbanken AB, Class A	154,516	4,049,180

		18,717,980
Switzerland – 7.8%
ABB Ltd. (Reg S)(1)	152,839	2,871,273
Compagnie Financiere Richemont S.A., Class A	102,174	5,139,627
Geberit AG(1)	14,434	2,774,528
The Swatch Group AG	2,787	1,037,368
Syngenta AG (Reg S)(1)	15,202	4,467,113

		16,289,909

8	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH VIP SERIES

December 31, 2011	Shares	Value
Taiwan – 1.0%
Taiwan Semiconductor Mfg. Co. Ltd., ADR	165,466	$2,136,166

		2,136,166
Turkey – 1.1%
Turkiye Garanti Bankasi A.S.	757,566	2,355,171

		2,355,171
United Kingdom – 22.1%
ARM Holdings PLC	502,000	4,633,696
BG Group PLC	121,790	2,601,878
BHP Billiton PLC	202,000	5,905,603
British American Tobacco PLC	115,500	5,479,364
Meggitt PLC	560,608	3,068,662
Prudential PLC	513,000	5,075,709
Rolls-Royce Holdings PLC	421,000	4,874,403
SABMiller PLC	100,600	3,536,748
Signet Jewelers Ltd.	35,325	1,533,701
Standard Chartered PLC	260,000	5,686,853
TESCO PLC	578,000	3,616,452

		46,013,069
Total Common Stocks (Cost $181,372,312)		201,210,047

	Shares	Value
Preferred Stocks – 2.2%
Brazil – 1.3%
Itau Unibanco Holding S.A., ADR	147,440	2,736,486

		2,736,486
Germany – 0.9%
Porsche Automobil Holding SE	35,175	1,877,820

		1,877,820
Total Preferred Stocks (Cost $5,317,360)		4,614,306

December 31, 2011	Principal Amount	Value
Repurchase Agreements – 1.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $1,925,002, due 1/3/2012(2)	$1,925,000	$1,925,000
Total Repurchase Agreements (Cost $1,925,000)		1,925,000
Total Investments - 99.8% (Cost $188,614,672)		207,749,353
Other Assets, Net - 0.2%		497,943
Total Net Assets - 100.0%		$208,247,296

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	3.875%	8/15/2040	$1,968,225

Legend:

ADR — American Depositary Receipt.

SDR — Swedish Depository Receipt.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$20,820,181	$180,389,866	*	$—	$201,210,047
Preferred Stocks	2,736,486	1,877,820	*	—	4,614,306
Repurchase Agreements	—	1,925,000		—	1,925,000
Total	$23,556,667	$184,192,686		$—	$207,749,353

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Statement of Assets and Liabilities As of December 31, 2011
Assets
Investments, at value	$207,749,353
Cash and cash equivalents	853
Foreign currency, at value	130,116
Dividends/interest receivable	400,007
Receivable for investments sold	141,584
Receivable for fund shares subscribed	37,577

Total Assets	208,459,490

Liabilities
Payable to adviser	142,649
Payable for fund shares redeemed	41,402
Accrued trustees’ fees	2,350
Accrued expenses/other liabilities	25,793

Total Liabilities	212,194

Total Net Assets	$208,247,296

Net Assets Consist of:
Paid-in capital	$190,729,670
Distributions in excess of net investment income	(429,520)
Accumulated net realized loss from investments and foreign currency transactions	(1,196,635)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	19,143,781

Total Net Assets	$208,247,296

Investments, at Cost	$188,614,672

Foreign Currency, at Cost	$131,575

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	12,256,957
Net Asset Value Per Share	$16.99

Statement of Operations For the Year Ended December 31, 2011
Investment Income
Dividends	$5,933,222
Interest	337
Withholding taxes on foreign dividends	(439,765)

Total Investment Income	5,493,794

Expenses
Investment advisory fees	1,904,610
Custodian fees	98,636
Shareholder reports	62,591
Professional fees	35,488
Administrative service fees	29,776
Trustees’ fees	9,471
Other expenses	16,285

Total Expenses	2,156,857

Less: Custody credits	(5)

Total Expenses, Net	2,156,852

Net Investment Income	3,336,942

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	7,877,551
Net realized loss from foreign currency transactions	(14,168)
Net change in unrealized appreciation/depreciation on investments	(38,438,900)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(7,445)

Net Loss on Investments and Foreign Currency Transactions	(30,582,962)

Net Decrease in Net Assets Resulting from Operations	$(27,246,020)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment income	$3,336,942	$3,238,545
Net realized gain from investments and foreign currency transactions	7,863,383	19,442,037
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(38,446,345)	9,748,856

Net Increase/(Decrease) in Net Assets Resulting from Operations	(27,246,020)	32,429,438

Distributions to Shareholders
Net investment income	(2,670,171)	(3,995,231)
Net realized gain on investments	(1,973,395)	—

Total Distributions	(4,643,566)	(3,995,231)

Capital Share Transactions
Proceeds from sales of shares	16,292,194	14,101,670
Reinvestment of distributions	4,643,566	3,995,231
Cost of shares redeemed	(36,732,397)	(39,664,438)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(15,796,637)	(21,567,537)

Net Increase/(Decrease) in Net Assets	(47,686,223)	6,866,670

Net Assets
Beginning of year	255,933,519	249,066,849

End of year	$208,247,296	$255,933,519

Distributions in Excess of Net Investment Income Included in Net Assets	$(429,520)	$(1,082,691)

Other Information:
Shares
Sold	861,750	822,081
Reinvested	282,455	205,834
Redeemed	(1,891,716)	(2,245,206)

Net Decrease	(747,511)	(1,217,291)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/11	$19.68	$0.27	$(2.58)	$(2.31)	$(0.22)	$(0.16)	$(0.38)
Year Ended 12/31/10	17.51	0.25	2.23	2.48	(0.31)	—	(0.31)
Year Ended 12/31/09	12.81	0.26	4.73	4.99	(0.28)	(0.01)	(0.29)
Year Ended 12/31/08	24.09	0.42	(10.88)	(10.46)	(0.36)	(0.46)	(0.82)
Year Ended 12/31/07	21.69	0.29	2.94	3.23	(0.83)	—	(0.83)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Net Asset Value, End of Year	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$16.99	(11.65)%	$208,247	0.91%	0.91%	1.40%	1.40%	14%
19.68	14.19%	255,934	0.91%	0.91%	1.33%	1.33%	87%
17.51	38.98%	249,067	0.92%	0.92%	1.74%	1.74%	23%
12.81	(43.28)%	188,697	0.91%	0.91%	2.03%	2.03%	38%
24.09	15.02%	318,968	0.96%	0.96%	1.14%	1.14%	27%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

December 31, 2011

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS International Growth VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

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NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within

Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

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NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Fund’s expenses.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.76% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement

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NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.32% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS or GBG serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2011 and December 31, 2010, was as follows:

	Ordinary Income	Long-Term Capital Gains
2011	$2,670,456	$1,973,110
2010	3,995,231	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(13,600)	$13,600

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Ordinary Income
$30,823

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized $7,100,222 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital and currency losses of $1,233,106.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, was $189,038,543. The gross unrealized appreciation and depreciation on investments, on a tax basis, at

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NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

December 31, 2011, aggregated $38,153,259 and $(19,442,449), respectively, resulting in net unrealized appreciation of $18,710,810.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $33,853,756 and $50,654,591, respectively, for the year ended December 31, 2011.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. The Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments

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NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS International Growth VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International Growth VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

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TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2011, the total foreign taxes expected to be passed-through to shareholders were $411,839 on foreign source income of $5,423,859.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had

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SUPPLEMENTAL INFORMATION (UNAUDITED)

stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

•	RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the

Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253 (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	37	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

28

2011 Annual Report

All data as of December 31, 2011

RS Variable Products Trust

•	RS Emerging Markets VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS EMERGING MARKETS VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund Prospectus or visit our Web site at www.guardianinvestor.com.

RS Emerging Markets VIP Series

Highlights

•	Emerging markets, as defined by the MSCI Emerging Markets (EM) Index[1], returned -18.17% in 2011.

•

RS Emerging Markets VIP Series returned -20.97% during the year. Underweight positions in a number of sectors viewed as defensive by the market, most noticeably telecommunications, along with stock selection in Brazil and China, were notable detractors from relative performance.

•

RS Emerging Markets VIP Series seeks long-term capital appreciation by investing in companies that we believe can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth.

Market Overview

Emerging market returns, as defined by the MSCI Emerging Markets Index, were almost flat over the first six months of the year. However, as market concerns over the European debt crisis intensified, coupled with renewed fears over slowing growth in a number of emerging countries, the Index fell dramatically during the third quarter and failed to recover sufficiently for the remainder of the year. Countries perceived to have strong domestic economies such as Indonesia and Malaysia were among the top performing markets, while those with heavy export exposure, such as China and Taiwan, were among the worst performers.

Politics played a significant role throughout the year. Egypt’s market suffered following its uprisings, ending the year as the worst performing country in the MSCI Emerging Markets Index, while nationwide protests against the recent Duma elections in Russia contributed to a reverse in the country’s strong first-half performance. In Europe, politicians’ inability to find a workable solution to the region’s debt crisis had negative ramifications for a number of Eastern European countries, with Poland and Hungary among the worst performers. Finally, coupled with concerns over its trade deficit and currency, political bureaucracy continued to weigh on the Indian market which fell nearly 40% in the Index during the year.

Performance Update

RS Emerging Markets VIP Series returned -20.97% during 2011, underperforming its benchmark MSCI Emerging Markets Index, which returned -18.17%.

Portfolio Review

Overall the largest detractor from Fund performance was an underweight position in a number of sectors perceived to be defensive by the market. Telecommunications is the most notable example, with the Fund’s underweight position in China Mobile the single biggest detractor from relative returns. Nevertheless we remain bearish on the sector, struggling to see any significant growth or competitive advantage within the industry. Recent evidence from South Korea where data growth was expected to drive telecommunication revenues has not been forthcoming and further supports our negative stance.

Stock selection in China held back performance with the Fund’s exposure to the Chinese rail companies CSR Corp and China Railway Construction detracting from the Fund’s performance. The sector was hit by a trio of issues: a corruption scandal at the Ministry of Rail, a high speed rail crash and concerns over future rail investment. However with valuations now implying nearly zero growth despite more than 20,000 kilometers of planned rail expansion, we believe these companies are attractive long-term investments.

On the positive side, the Fund’s overweight exposure to the energy sector through smaller oil and gas exploration companies added significantly to relative performance with Tullow Oil being the Fund’s top contributor. Tullow Oil’s operational performance throughout the year was strong, driven, we believe, by the company’s result at its Zaedyus exploration well in French Guiana.

South Korea was the largest contributor to the Fund’s performance by country, driven by stock selection and the Fund’s largest holding, Samsung Electronics. Samsung’s results continue to be very strong, particularly in mobile devices and components where Samsung’s sales have been exploding. The company recently overtook Apple to become the world’s largest vendor of smartphones with an approximate 25% global market share. Hyundai Glovis, the logistics business of the Hyundai Motor Group, was another strong Korean performer, the shares rising on the back of solid auto sales at Hyundai and Kia, and further market share gains within the Hyundai conglomerate.

3

RS EMERGING MARKETS VIP SERIES

Outlook

The fundamentals underpinning growth in the emerging markets remain intact in our view, and the Fund retains a strong procyclical growth bias to reflect this belief. During a year of heightened risk aversion and volatility, such a position has not been conducive to strong relative performance. Nevertheless, we do not intend to change our position or style. We believe that the companies we invest in continue to exhibit strong operational performance, and are likely to be major beneficiaries as emerging economies move from a period of rate tightening to loosening. We think that valuations are at the bottom of their long term norms, and with what we view as strong fundamentals, we believe that the emerging markets are a compelling place to invest for those with long-term time horizons.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our Web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

4

RS EMERGING MARKETS VIP SERIES

Characteristics (unaudited)

Total Net Assets: $97,132,601

Geographical Location[2]

Top Ten Holdings[2]

Holding	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	4.52%
Dragon Oil PLC	Other Emerging Markets Countries	3.35%
Vale S.A., ADR	Brazil	3.17%
Tullow Oil PLC	Other African Countries	2.96%
China Shenhua Energy Co. Ltd., H shares	People’s Republic of China	2.78%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.65%
Gulf Keystone Petroleum Ltd.	Other Emerging Markets Countries	2.28%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.23%
China Life Insurance Co. Ltd.	Taiwan	1.97%
Hyundai Mobis	South Korea	1.90%
Total		27.81%

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

5

RS EMERGING MARKETS VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Emerging Markets VIP Series	10/17/94	-20.97%	22.75%	3.11%	14.79%	8.81%
MSCI Emerging Markets Index[1]		-18.17%	20.42%	2.71%	14.20%	5.24%

Since inception performance for the index is measured from 9/30/94, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Emerging Markets VIP Series and the MSCI Emerging Markets Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
Based on Actual Return	$1,000.00	$818.00	$5.45	1.19%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.21	$6.06	1.19%

*	Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2011	Shares	Value
Common Stocks – 89.1%
Brazil – 5.8%
Embraer S.A., ADR	21,880	$551,814
MercadoLibre, Inc.	9,300	739,722
Petroleo Brasileiro S.A., ADR	52,424	1,302,736
Vale S.A., ADR	143,700	3,082,365

		5,676,637
Egypt – 0.5%
Commercial International Bank Egypt SAE	62,516	196,393
Egyptian Financial Group-Hermes Holding SAE(1)	168,855	282,452

		478,845
India – 5.5%
ACC Ltd.	32,400	694,931
GAIL India Ltd.	84,999	615,462
Hero Motocorp Ltd.	26,000	932,200
Housing Development Finance Corp. Ltd.	91,400	1,115,344
Infrastructure Development Finance Co. Ltd.	422,000	722,574
Niko Resources Ltd.	27,400	1,297,180

		5,377,691
Indonesia – 5.3%
PT Astra International Tbk	158,500	1,291,631
PT Bank Rakyat Indonesia Tbk	1,426,000	1,059,978
PT Bumi Resources Tbk	5,268,500	1,258,786
PT Semen Gresik (Persero) Tbk	742,000	936,235
PT Tambang Batubara Bukit Asam Tbk	319,500	610,191

		5,156,821
Kazakhstan – 0.9%
Kazakhmys PLC	59,000	851,889

		851,889
Malaysia – 1.0%
Public Bank Berhad	233,400	976,304

		976,304
Mexico – 2.5%
America Movil S.A.B. de C.V., ADR, Series L	41,400	935,640
Wal-Mart de Mexico S.A.B. de C.V.	525,484	1,442,241

		2,377,881
People’s Republic of China – 16.7%
Baidu, Inc., ADR(1)	14,500	1,688,815
Bank of China Ltd., H shares	3,108,900	1,144,009
China Construction Bank Corp., H shares	1,561,830	1,084,863
China National Building Material Co. Ltd., H shares	566,000	636,734
China Railway Construction Corp. Ltd., H shares	1,721,500	942,267

December 31, 2011	Shares	Value
People’s Republic of China (continued)
China Shenhua Energy Co. Ltd., H shares	623,000	$2,698,015
China Taiping Insurance Holdings Co. Ltd.(1)	384,000	708,221
CNOOC Ltd.	739,000	1,292,423
CSR Corp. Ltd., H shares	1,716,000	976,267
Focus Media Holding Ltd., ADR(1)	35,800	697,742
Hang Lung Properties Ltd.	317,000	899,831
Ping An Insurance (Group) Co. of China Ltd., H shares	163,500	1,074,780
Tencent Holdings Ltd.	47,000	940,495
Want Want China Holdings Ltd.	1,421,000	1,417,257

		16,201,719
Peru – 1.1%
Credicorp Ltd.	9,900	1,083,753

		1,083,753
Russia – 5.5%
Evraz PLC(1)	136,200	792,560
Gazprom OAO, ADR	86,750	924,229
NovaTek OAO, GDR, (Reg S)	6,900	863,157
Petropavlovsk PLC	57,054	545,986
Sberbank of Russia, ADR(1)	176,460	1,745,291
X5 Retail Group N.V., GDR (Reg S)(1)	22,020	501,927

		5,373,150
South Africa – 4.8%
Gold Fields Ltd.	46,470	712,565
Impala Platinum Holdings Ltd.	21,000	434,781
Lonmin PLC	76,318	1,162,811
Massmart Holdings Ltd.	29,754	621,733
Naspers Ltd., N shares	39,990	1,746,823

		4,678,713
South Korea – 14.6%
Cheil Industries, Inc.(1)	13,100	1,150,407
E-Mart Co. Ltd.(1)	3,712	897,600
Hyundai Engineering & Construction Co. Ltd.(1)	7,900	483,829
Hyundai Glovis Co. Ltd.(1)	10,600	1,770,073
Hyundai Mobis(1)	7,270	1,847,103
LG Corp.(1)	20,300	1,083,972
LS Corp.(1)	6,300	416,438
NHN Corp.(1)	4,200	769,756
Samsung Electronics Co. Ltd.	4,776	4,393,143
Samsung Fire & Marine Insurance Co. Ltd.	7,300	1,338,673

		14,150,994
Taiwan – 8.9%
China Life Insurance Co. Ltd.	2,373,507	1,915,746
Far Eastern Department Stores Ltd.	904,884	1,065,669
Hon Hai Precision Industry Co. Ltd.	793,089	2,168,887

8	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES

December 31, 2011	Shares	Value
Taiwan (continued)
MediaTek, Inc.	105,282	$963,646
Taiwan Semiconductor Manufacturing Co. Ltd.	1,028,385	2,569,522

		8,683,470
Thailand – 2.6%
Bank of Ayudhya Public Co. Ltd.	2,155,800	1,500,497
Siam Commercial Bank Public Co. Ltd.	280,100	1,032,338

		2,532,835
Turkey – 1.0%
Turkiye Garanti Bankasi A.S.	301,825	938,333

		938,333
Other African Countries – 6.8%
African Petroleum Corp. Ltd.(1)	1,462,300	598,256
Chariot Oil & Gas Ltd.(1)	275,842	456,285
First Quantum Minerals Ltd.	58,900	1,159,210
Kenmare Resources PLC(1)	2,083,584	1,491,111
Tullow Oil PLC	132,350	2,875,725

		6,580,587
Other Emerging Markets Countries – 5.6%
Dragon Oil PLC	457,702	3,255,618
Gulf Keystone Petroleum Ltd.(1)	746,599	2,217,058

		5,472,676
Total Common Stocks (Cost $73,840,058)		86,592,298

	Shares	Value
Preferred Stocks – 9.2%
Brazil – 7.6%
Banco Bradesco S.A.	90,042	1,484,408
Bradespar S.A.	33,400	567,455
Companhia Energetica de Minas Gerais	68,337	1,218,910
Itau Unibanco Holding S.A.	60,900	1,109,765
Itausa-Investimentos Itau S.A.	273,232	1,652,356

December 31, 2011	Shares	Value
Brazil (continued)
Petroleo Brasileiro S.A.	114,700	$1,321,487

		7,354,381
South Korea – 1.6%
Samsung Electronics Co. Ltd.	2,674	1,549,752

		1,549,752
Total Preferred Stocks (Cost $5,282,551)		8,904,133

	Principal Amount	Value
Repurchase Agreements – 1.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $1,409,002, due 1/3/2012(2)	$1,409,000	1,409,000
Total Repurchase Agreements (Cost $1,409,000)		1,409,000
Total Investments - 99.8% (Cost $80,531,609)		96,905,431
Other Assets, Net - 0.2%		227,170
Total Net Assets - 100.0%		$97,132,601

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.00%	11/15/2021	$1,441,031

Legend:

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$15,372,034	$71,220,264	*	$—	$86,592,298
Preferred Stocks	7,354,381	1,549,752	*	—	8,904,133
Repurchase Agreements	—	1,409,000		—	1,409,000
Total	$22,726,415	$74,179,016		$—	$96,905,431

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statement of Assets and Liabilities As of December 31, 2011
Assets
Investments, at value	$96,905,431
Cash and cash equivalents	783
Foreign currency, at value	405,656
Dividends/interest receivable	189,238
Receivable for fund shares subscribed	36,159

Total Assets	97,537,267

Liabilities
Payable for fund shares redeemed	166,782
Payable to adviser	83,808
Accrued foreign capital gains tax	67,305
Payable for investments purchased	53,141
Accrued trustees’ fees	1,203
Accrued expenses/other liabilities	32,427

Total Liabilities	404,666

Total Net Assets	$97,132,601

Net Assets Consist of:
Paid-in capital	$84,143,774
Distributions in excess of net investment income	(1,703,167)
Accumulated net realized loss from investments and foreign currency transactions	(1,601,228)
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	16,293,222

Total Net Assets	$97,132,601

Investments, at Cost	$80,531,609

Foreign Currency, at Cost	$407,620

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	5,866,336
Net Asset Value Per Share	$16.56

Statement of Operations For the Year Ended December 31, 2011
Investment Income
Dividends	$2,464,811
Interest	118
Withholding taxes on foreign dividends	(249,805)

Total Investment Income	2,215,124

Expenses
Investment advisory fees	1,235,296
Custodian fees	141,361
Shareholder reports	30,641
Professional fees	26,674
Administrative service fees	15,489
Trustees’ fees	4,991
Other expenses	15,389

Total Expenses	1,469,841

Less: Custody credits	(5)

Total Expenses, Net	1,469,836

Net Investment Income	745,288

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized gain from investments	10,755,663
Net realized loss from foreign currency transactions	(154,403)
Net change in unrealized appreciation/depreciation on investments	(39,311,617)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(6,884)
Net change in accrued foreign capital gains tax	49,765

Net Loss on Investments and Foreign Currency Transactions	(28,667,476)

Net Decrease in Net Assets Resulting from Operations	$(27,922,188)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment income	$745,288	$489,842
Net realized gain from investments and foreign currency transactions	10,601,260	18,553,058
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	(39,268,736)	5,272,580

Net Increase/(Decrease) in Net Assets Resulting from Operations	(27,922,188)	24,315,480

Distributions to Shareholders
Net investment income	—	(3,946,440)
Net realized gain on investments	(13,709,912)	(709,520)

Total Distributions	(13,709,912)	(4,655,960)

Capital Share Transactions
Proceeds from sales of shares	9,388,168	17,336,433
Reinvestment of distributions	13,709,912	4,655,960
Cost of shares redeemed	(36,864,420)	(37,073,825)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(13,766,340)	(15,081,432)

Net Increase/(Decrease) in Net Assets	(55,398,440)	4,578,088

Net Assets
Beginning of year	152,531,041	147,952,953

End of year	$97,132,601	$152,531,041

Distributions in Excess of Net Investment Income Included in Net Assets	$(1,703,167)	$(3,843,849)

Other Information:
Shares
Sold	430,698	795,145
Reinvested	851,019	198,633
Redeemed	(1,646,558)	(1,733,959)

Net Decrease	(364,841)	(740,181)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Year Ended 12/31/11	$24.48	$0.09	$(5.30)	$(5.21)	$—	$(2.71)	$—	$(2.71)
Year Ended 12/31/10	21.22	0.04	3.99	4.03	(0.65)	(0.12)	—	(0.77)
Year Ended 12/31/09	11.11	0.06	10.62	10.68	(0.57)	—	—	(0.57)
Year Ended 12/31/08	29.44	0.18	(16.87)	(16.69)	(0.04)	(1.57)	(0.03)	(1.64)
Year Ended 12/31/07	24.55	0.38	10.49	10.87	(0.62)	(5.36)	—	(5.98)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$16.56	(20.97)%	$97,133	1.19%	1.19%	0.60%	0.60%	41%
24.48	19.13%	152,531	1.19%	1.19%	0.35%	0.35%	36%
21.22	96.37%	147,953	1.28%	1.28%	0.34%	0.34%	57%
11.11	(56.65)%	79,807	1.18%	1.18%	0.81%	0.81%	61%
29.44	45.40%	246,687	1.26%	1.26%	1.16%	1.16%	54%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2011

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly

14

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

(including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of

15

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

h. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Fund’s expenses.

j. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.95% of the average daily net assets of the Fund. Payment of the

16

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

sub-investment advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the oversight and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.50% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS or GBG serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2011 and December 31, 2010, was as follows:

	Ordinary Income	Long-Term Capital Gains
2011	$—	$13,709,912
2010	3,896,849	759,111

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(352,354)	$1,395,393	$(1,043,039)

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Long-Term Capital Gains
$44,864

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital and currency losses of $617,398.

b. Tax Basis of Investments The cost of investment for federal income tax purposes at December 31, 2011, was $83,263,470. The gross unrealized appreciation and depreciation on investments, on a tax basis, at

17

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2011, aggregated $23,611,128 and $(9,969,167), respectively, resulting in net unrealized appreciation of $13,641,961.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $50,878,759 and $78,127,688, respectively, for the year ended December 31, 2011.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher and there may be delays in settlement procedures.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. The Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Fund borrowed from the facility as follows:

Amount Outstanding at 12/31/11	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$262,426	69	1.44%
*	For the year ended December 31, 2011, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for

18

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Emerging Markets VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Emerging Markets VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

20

TAX DESIGNATION (UNAUDITED)

Tax Designation (unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2011, the total foreign taxes expected to be passed-through to shareholders were $195,007 on foreign source income of $1,764,895.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

•	RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-

free 800-221-3253 (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	37	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

28

2011 Annual Report

All data as of December 31, 2011

RS Variable Products Trust

•	RS Investment Quality Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INVESTMENT QUALITY BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Investment Quality Bond VIP Series

Highlights

•	In a volatile year for fixed income markets, risk-averse investors sought safety in the Treasury market, which outperformed more credit-sensitive investments with similar maturities.

•

RS Investment Quality Bond VIP Series (the “Fund”) delivered a positive return for the year ended December 31, 2011, but underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index[1] (the “Index”). The Fund’s performance relative to the Index was hurt by a slight overweight in corporate bonds, which underperformed the aggregate bond market in 2011.

•	The Fund seeks to provide high current income and capital appreciation without undue risk to principal by investing primarily in investment-grade debt securities.

Market Overview

The past year saw heightened volatility in financial markets, as investors’ appetite for risk fluctuated against a backdrop of global economic uncertainty and a deepening sovereign debt crisis in Europe. Early in the year, investors sought higher yields in corporate bonds and other non-Treasury segments of the fixed income market. Investors became more risk-averse in the second quarter, however, due in part to fears that a potential default by Greece could damage the European banking system and adversely affect the global economy. These fears only increased in the third quarter, adding to a climate of unease created by weaker-than-expected U.S. economic data and a political impasse on debt reduction in Washington. Despite Standard & Poor’s downgrade of the U.S. credit rating in August, U.S. Treasury securities benefited from a flight to quality by worried investors who were shedding risk in the equity market and more credit-sensitive areas of the fixed income market. Later in the year, investors appeared to recover some confidence and focused once again on fundamentals as the worst fears on the U.S. economic outlook and the European situation were not realized. As investors regained some tolerance for risk, they experienced higher returns in corporate bonds, as well as in other non-Treasury fixed income segments such as commercial mortgage-backed securities (CMBS) and mortgage-backed securities (MBS).2

Despite improved performance by non-Treasury securities in the fourth quarter, the Treasury market was the major beneficiary of investor attention during this volatile year and outperformed the broader market. The Barclays Capital U.S. Treasury Index3, returned 9.81% for all of 2011, with most of this performance achieved in the first three quarters of the year. Corporate bonds and MBS underperformed Treasury securities with comparable durations in 2011, while the CMBS market slightly outperformed2.

Fund Performance Overview

For the year ended December 31, 2011, the Fund returned 7.08%, underperforming a 7.84% return by the Index2.

The Fund continued its strategy of overweighting non-Treasury segments of the fixed income market, notably investment-grade corporate bonds and CMBS. This strategy worked in the Fund’s favor in the first quarter, but proved detrimental mid-year as risk-averse investors sought safety in the Treasury market. While we reduced the Fund’s exposure to the corporate bond sector somewhat in the third quarter, our remaining overweight position still had a negative effect on the Fund’s performance for the year.

We remained overweight in non-Treasury sectors as the year came to a close, given our view that these sectors were attractively valued. Their yield premiums increased to recession-like levels, and since we did not expect a recession, we believed that those levels were attractive on a risk-return basis. Investment-grade and high yield corporate bonds and high yield bank loans accounted for 33% of the Fund’s portfolio at year-end.

On a positive note, the Fund’s overweight in CMBS benefited performance relative to similar duration Treasuries for the year overall, as the sector outperformed the aggregate bond market in 2011.2 Similarly, our decision to underweight agency MBS also contributed positively to relative performance. We continued to focus our CMBS and non-agency MBS investments on seasoned bonds that we believed would provide ample credit support and were backed by mortgages that were, in our view, underwritten with stronger credit standards than those bonds issued more recently. Given the reduced supply of new CMBS and non-agency MBS relative to past years, we believe the real challenge at

3

RS INVESTMENT QUALITY BOND VIP SERIES

this time is to find sufficient assets that meet our investment criteria. At year-end, the Fund held an 19% allocation to CMBS, compared to a 2% allocation for the Index1.

Outlook

We believe that markets could remain volatile in 2012 despite our outlook for continued and even improving

U.S. economic growth. We also believe that developments in Europe remain a significant risk for the global economy and financial markets. Given the risk/reward profiles we are seeing at this time, we will seek to focus on non-Treasury segments of the fixed income market. We believe that our disciplined investment process will help lead us to find appropriate investment opportunities for the Fund through different economic cycles.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS INVESTMENT QUALITY BOND VIP SERIES

Characteristics (unaudited)

Total Net Assets: $671,882,370

Sector Allocation

Bond Quality Allocation[4]

5

RS INVESTMENT QUALITY BOND VIP SERIES

Top Ten Holdings[5]

Holding	Coupon	Maturity Date	% of Total Net Assets
FNMA Mortgage Pass-Through	4.000%	9/1/2040	3.06%
FNMA Mortgage Pass-Through	4.500%	12/1/2041	2.33%
U.S. Treasury Bonds	4.250%	11/15/2040	2.14%
FNMA Mortgage Pass-Through	3.500%	12/1/2041	1.90%
FNMA Mortgage Pass-Through	4.000%	12/1/2041	1.89%
FNMA Mortgage Pass-Through	5.500%	5/1/2038	1.84%
FHLMC Mortgage Pass-Through	4.000%	1/1/2041	1.84%
FNMA Mortgage Pass-Through	4.000%	11/1/2040	1.44%
FHLMC — CMO	5.500%	9/15/2035	1.39%
FNMA Mortgage Pass-Through	5.000%	5/1/2038	1.31%
Total			19.14%

1	The Barclays Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclays Capital Aggregate Bond Index is an unmanaged Index that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund. Statistical data for the index is as of 12/31/2011.
2	Source: Barclays Capital Index Summary, Barclays Capital Inc.
3	The Barclays Capital U.S. Treasury Index is an unmanaged index of U.S. Treasury securities that is not available for direct investment. There are no expenses associated with the Index while there are expenses associated with the Fund.
4	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated. Also, certain securities that the Fund’s management consider “short-term” investments have been excluded from this presentation.

6

RS INVESTMENT QUALITY BOND VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Investment Quality Bond VIP Series	5/1/83	7.08%	8.66%	6.48%	5.72%	7.67%
Barclays Capital U.S. Aggregate Bond Index[1]		7.84%	6.77%	6.50%	5.78%	8.11%

Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Barclays Capital U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Bond Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
Based on Actual Return	$1,000.00	$1,043.70	$2.99	0.58%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.28	$2.96	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Asset Backed Securities – 1.3%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$1,256,147	$1,122,626
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	250,196	248,976
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(1)	725,077	719,262
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016	650,000	662,857
Miramax LLC 2011-1A A 6.25% due 10/20/2021(2)	6,200,000	6,199,928

Total Asset Backed Securities (Cost $9,064,472)		8,953,649

	Principal Amount	Value
Collateralized Mortgage Obligations – 14.2%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034(3)	4,064,966	4,115,900
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	627,639	634,151
Chase Mortgage Finance Corp. 2003-S11 3A1 5.50% due 10/25/2033	1,164,659	1,193,085
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	1,604,611	1,554,607
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	877,929	875,163
2006-19CB A15
6.00% due 8/25/2036	1,516,023	1,091,326
Countrywide Home Loans Trust 2003-J7 2A12 5.00% due 8/25/2033	3,098,977	3,192,550
2004-5 2A9
5.25% due 5/25/2034	1,454,552	1,488,488
2003-11 A31
5.50% due 5/25/2033	4,093,117	4,215,849
2002-19 1A1
6.25% due 11/25/2032	609,984	645,427

December 31, 2011	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
FHLMC
2663 VQ 5.00% due 6/15/2022	$2,800,000	$3,088,637
1534 Z
5.00% due 6/15/2023	544,116	543,941
3227 PR
5.50% due 9/15/2035	8,458,331	9,329,975
FNMA
2002-77 QG
5.50% due 12/25/2032	4,110,000	4,701,455
2006-45 AC
5.50% due 6/25/2036	369,329	369,663
2002-52 PB
6.00% due 2/25/2032	717,758	723,984
GMAC Mortgage Corp. Loan Trust 2004-J6 2A1 5.25% due 2/25/2035	37,065	37,011
GNMA 1997-19 PG 6.50% due 12/20/2027	2,469,018	2,791,752
GSR Mortgage Loan Trust 2004-10F 6A1 5.00% due 9/25/2034	3,782,719	3,926,550
J.P. Morgan Mortgage Trust 2005-A3 11A2 4.459% due 6/25/2035(1)(3)	5,913,000	5,700,676
2004-S2 1A3
4.75% due 11/25/2019	3,395,870	3,404,920
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	1,164,714	1,210,142
2003-10 3A7
5.50% due 11/25/2033	1,308,081	1,362,924
Prime Mortgage Trust 2004-2 A3 5.25% due 11/25/2019	872,685	905,518
2003-3 A9
5.50% due 1/25/2034	4,306,031	4,384,810
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	894,299	915,794
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	1,814,566	1,864,853
2005-S3 A1
4.75% due 3/25/2020	3,482,100	3,512,373
2006-S3 A7
5.50% due 3/25/2036	1,425,050	1,142,731
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(1)	3,204,139	3,230,663
2005-1 4A1
5.00% due 2/25/2020	2,008,483	2,049,173
Wells Fargo Mortgage Backed Securities Trust 2005-1 1A1 4.75% due 1/25/2020	2,346,058	2,412,024

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2005-2 2A1
4.75% due 4/25/2020(3)	$2,167,802	$2,232,524
2004-2 A1
5.00% due 1/25/2019	1,332,207	1,373,226
2006-1 A3
5.00% due 3/25/2021	3,845,320	3,836,475
2006-7 1A1
5.25% due 6/25/2021	916,309	923,317
2003-9 1A3
5.25% due 8/25/2033	2,069,079	2,150,007
2005-6 A1
5.25% due 8/25/2035	3,162,473	3,144,554
2004-6 A4
5.50% due 6/25/2034	2,941,040	3,097,071
2007-13 A7
6.00% due 9/25/2037	2,057,473	1,832,223

Total Collateralized Mortgage Obligations (Cost $94,380,126)		95,205,512

	Principal Amount	Value
Senior Secured Loans – 1.6%
Finance Companies – 0.1%
Springleaf Finance Corp. Term Loan 5.50% due 5/5/2017(1)	750,000	651,405

		651,405
Healthcare – 0.4%
Grifols, Inc. Term Loan B 6.00% due 6/1/2017(1)	1,990,000	1,983,473
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(1)	736,885	733,894

		2,717,367
Metals And Mining – 0.2%
Novelis, Inc. Term Loan 3.75% due 3/10/2017(1)	1,584,000	1,554,965

		1,554,965
Pharmaceuticals – 0.9%
RPI Finance Trust Term Loan Tranche 1 3.75% due 11/9/2016(1)	5,970,000	5,934,180

		5,934,180
Total Senior Secured Loans (Cost $11,033,045)		10,857,917

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 19.3%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(2)(3)	4,420,000	4,684,506

December 31, 2011	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Banc of America Commercial Mortgage, Inc. 2005-6 A4 5.193% due 9/10/2047(1)(3)	$5,800,000	$6,414,736
2006-2 A4 5.731% due 5/10/2045(1)(3)	3,400,000	3,805,967
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	4,500,000	4,624,142
2005-PW10 A4 5.405% due 12/11/2040(1)	3,735,000	4,111,398
2005-PW10 AM 5.449% due 12/11/2040(1)	3,466,000	3,286,853
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	2,942,324	3,049,922
Citigroup Commercial Mortgage Trust 2006-C5 A4 5.431% due 10/15/2049(3)	6,320,000	7,019,833
Citigroup/Deutsche Bank Commercial Mortgage Trust 2005-CD1 AM 5.225% due 7/15/2044(1)	4,295,000	4,504,282
Credit Suisse Mortgage Capital Certificates 2006-C3 A3 5.815% due 6/15/2038(1)	380,000	422,680
Crown Castle Towers LLC Sr. Sec. Nt. 6.113% due 1/15/2020(2)(3)	5,800,000	6,399,366
CS First Boston Mortgage Securities Corp. 2005-C1 AJ 5.075% due 2/15/2038(1)	2,765,000	2,684,569
2005-C5 AM 5.10% due 8/15/2038(1)	2,100,000	2,198,511
DBUBS Mortgage Trust 2011-LC3A A2 3.642% due 8/10/2044	6,400,000	6,742,042
GE Capital Commercial Mortgage Corp. 2003-C2 A4 5.145% due 7/10/2037	4,975,000	5,175,194
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	2,100,000	2,093,662
Greenwich Capital Commercial Funding Corp. 2003-C2 A4 4.915% due 1/5/2036	3,900,000	4,079,665
2004-GG1 A7 5.317% due 6/10/2036(1)	3,764,000	4,011,257

10	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4 4.936% due 8/15/2042(1)(3)	$4,000,000	$4,367,420
2005-LDP5 A4 5.206% due 12/15/2044(1)(3)	2,880,000	3,185,856
LB Commercial Conduit Mortgage Trust 1998-C1 F 6.30% due 2/18/2030(2)	5,000,000	5,161,545
LB UBS Commercial Mortgage Trust 2002-C7 A4 4.96% due 12/15/2031	4,068,886	4,177,143
2003-C8 A4 5.124% due 11/15/2032(1)	1,000,000	1,051,201
2002-C1 A4 6.462% due 3/15/2031	239,051	239,314
Merrill Lynch Mortgage Trust 2005-CKI1 A6 5.22% due 11/12/2037(1)	6,250,000	6,920,894
Morgan Stanley Capital I 2004-HQ3 A3 4.49% due 1/13/2041	122,061	122,486
2005-HQ7 AAB 5.18% due 11/14/2042(1)	3,967,531	4,052,032
NCUA Guaranteed Notes 2010-C1 A2 2.90% due 10/29/2020	2,190,000	2,312,229
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 7.161% due 5/18/2032(1)(2)	4,237,000	4,354,191
SBA Tower Trust Sec. Nt. 4.254% due 4/15/2015(2)(3)	5,500,000	5,654,181
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	1,813,180	1,900,807
2005-C18 A4 4.935% due 4/15/2042	2,495,000	2,711,289
2004-C11 A5 5.215% due 1/15/2041(1)	3,477,000	3,723,926
2006-C23 AM 5.466% due 1/15/2045(1)	4,050,000	4,121,786

Total Commercial Mortgage-Backed Securities (Cost $125,988,423)		129,364,885

	Principal Amount	Value
Corporate Bonds – 31.7%
Aerospace & Defense – 0.1%
Northrop Grumman Space 7.75% due 6/1/2029	500,000	682,532

		682,532

December 31, 2011	Principal Amount	Value
Automotive – 1.1%
Banque PSA Finance Sr. Nt. 5.75% due 4/4/2021(2)	$1,600,000	$1,444,923
BorgWarner, Inc. Sr. Nt. 4.625% due 9/15/2020	1,500,000	1,593,930
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 6/1/2014	3,000,000	3,265,401
RCI Banque SA Sr. Nt. 4.60% due 4/12/2016(2)	1,500,000	1,427,828

		7,732,082
Banking – 5.1%
American Express Bank FSB Sr. Nt. 6.00% due 9/13/2017	500,000	566,509
Bank of America Corp. Sr. Nt. 7.375% due 5/15/2014	1,500,000	1,555,289
Bank One Corp. Sr. Nt. 5.25% due 1/30/2013	600,000	620,398
Citigroup, Inc. Sr. Nt. 6.125% due 11/21/2017 - 5/15/2018	3,400,000	3,622,837
City National Corp. Sr. Nt. 5.125% due 2/15/2013	700,000	710,981
Credit Suisse First Boston USA, Inc. 6.50% due 1/15/2012	800,000	801,453
Credit Suisse/New York NY Sr. Nt. 3.50% due 3/23/2015	1,000,000	989,814
5.30% due 8/13/2019	1,200,000	1,237,572
Deutsche Bank AG London Sr. Nt. 6.00% due 9/1/2017	800,000	893,433
Discover Bank Sub. Nt. 7.00% due 4/15/2020	1,600,000	1,674,029
Fifth Third Capital Trust IV 6.50% due 4/15/2037(1)	1,500,000	1,470,000
HSBC USA, Inc. Sub. Nt. 4.625% due 4/1/2014	700,000	715,254
Huntington BancShares, Inc. Sub. Nt. 7.00% due 12/15/2020	1,500,000	1,699,998
JPMorgan Chase Bank N.A. Sub. Nt. 6.00% due 10/1/2017	1,500,000	1,613,557
Lloyds TSB Bank PLC 5.80% due 1/13/2020(2)	1,500,000	1,424,067

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Banking (continued)
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	$1,000,000	$1,014,441
Morgan Stanley Sr. Nt. 5.95% due 12/28/2017	2,300,000	2,191,293
Northern Trust Corp. Sr. Nt. 3.375% due 8/23/2021	1,600,000	1,639,995
PNC Bank N.A. Sub. Nt. 6.875% due 4/1/2018	800,000	907,299
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	1,500,000	1,466,250
The Bear Stearns Cos. LLC Sub. Nt. 5.55% due 1/22/2017	800,000	845,758
The Goldman Sachs Group, Inc. Sr. Nt. 5.125% due 1/15/2015	1,600,000	1,635,376
Sub. Nt. 5.625% due 1/15/2017	370,000	362,819
UBS AG Stamford CT Sr. Nt. 4.875% due 8/4/2020	1,600,000	1,589,086
USB Realty Corp. Jr. Sub. Nt. 6.091% due 1/15/2017(1)(2)(4)	950,000	660,250
Wachovia Corp. Sub. Nt. 5.25% due 8/1/2014	700,000	738,341
Wells Fargo Bank N.A. Sub. Nt. 5.75% due 5/16/2016	1,200,000	1,309,003

		33,955,102
Brokerage – 1.0%
BlackRock, Inc. Sr. Nt. 3.50% due 12/10/2014	1,200,000	1,281,391
4.25% due 5/24/2021	1,700,000	1,777,245
Nomura Holdings, Inc. Sr. Nt. 5.00% due 3/4/2015	1,600,000	1,611,154
Raymond James Financial Sr. Nt. 4.25% due 4/15/2016	1,200,000	1,225,945
The Charles Schwab Corp. Sr. Nt. 4.95% due 6/1/2014	1,000,000	1,083,745

		6,979,480
Building Materials – 0.4%
CRH America, Inc. 6.00% due 9/30/2016	1,350,000	1,442,096
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	1,500,000	1,522,261

		2,964,357

December 31, 2011	Principal Amount	Value
Chemicals – 1.3%
Celanese US Holdings LLC Sr. Nt. 5.875% due 6/15/2021	$1,300,000	$1,342,250
Ecolab, Inc. Sr. Nt. 5.50% due 12/8/2041	2,600,000	2,881,169
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	500,000	560,617
Incitec Pivot Finance LLC 6.00% due 12/10/2019(2)	1,200,000	1,311,154
Lubrizol Corp. Sr. Nt. 8.875% due 2/1/2019	500,000	687,020
The Dow Chemical Co. Sr. Nt. 5.70% due 5/15/2018	1,500,000	1,671,075

		8,453,285
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	1,200,000	1,347,995

		1,347,995
Consumer Products – 0.2%
Whirlpool Corp. Sr. Nt. 8.00% due 5/1/2012	1,000,000	1,022,314

		1,022,314
Diversified Manufacturing – 0.1%
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	750,000	910,444

		910,444
Electric – 1.3%
Alabama Power Co. Sr. Nt. 5.65% due 3/15/2035	750,000	809,521
Duquesne Light Holdings, Inc. Sr. Nt. 5.50% due 8/15/2015	1,515,000	1,578,366
Florida Power & Light Co. 4.95% due 6/1/2035	750,000	862,094
Nevada Power Co. 6.65% due 4/1/2036	600,000	803,878
PacifiCorp 5.25% due 6/15/2035	350,000	403,672
PPL Electric Utilities Corp. 6.25% due 5/15/2039	1,455,000	1,962,462
San Diego Gas & Electric Co. 3.00% due 8/15/2021	1,300,000	1,336,921
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	800,000	1,321,779

		9,078,693

12	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Energy - Integrated – 0.9%
BP Capital Markets PLC 4.50% due 10/1/2020	$1,600,000	$1,762,194
Hess Corp. Sr. Nt. 5.60% due 2/15/2041	2,000,000	2,234,544
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	1,200,000	1,511,347
Tosco Corp. Sr. Nt. 8.125% due 2/15/2030	500,000	732,120

		6,240,205
Entertainment – 0.7%
Time Warner, Inc. 4.00% due 1/15/2022	2,000,000	2,062,942
7.57% due 2/1/2024	1,450,000	1,823,470
Viacom, Inc. Sr. Nt. 6.875% due 4/30/2036	800,000	1,001,245

		4,887,657
Food And Beverage – 1.4%
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 1/15/2015	1,650,000	1,778,967
General Mills, Inc. Sr. Nt. 3.15% due 12/15/2021	1,600,000	1,620,994
Kraft Foods, Inc. Sr. Nt. 6.50% due 2/9/2040	500,000	650,470
Mead Johnson Nutrition Co. Sr. Nt. 4.90% due 11/1/2019	1,200,000	1,320,714
Pernod-Ricard S.A. Sr. Nt. 5.75% due 4/7/2021(2)	2,000,000	2,256,402
Smucker (J.M.) Co. 3.50% due 10/15/2021	1,600,000	1,636,877

		9,264,424
Gaming – 0.2%
Seminole Tribe of Fla Sr. Sec. Nt. 5.798% due 10/1/2013(2)	1,030,000	1,034,079

		1,034,079
Government Related – 1.0%
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	1,500,000	1,595,036
Pemex Project Funding Master Trust 5.75% due 3/1/2018	700,000	770,000
Petrobras International Finance Co. 5.875% due 3/1/2018	1,250,000	1,367,961
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	2,300,000	2,723,200

		6,456,197

December 31, 2011	Principal Amount	Value
Health Insurance – 0.3%
UnitedHealth Group, Inc. Sr. Nt. 6.50% due 6/15/2037	$500,000	$635,917
WellPoint, Inc. Sr. Nt. 4.35% due 8/15/2020	1,200,000	1,296,292

		1,932,209
Healthcare – 0.5%
Bio-Rad Laboratories, Inc. Sr. Nt. 4.875% due 12/15/2020	650,000	674,419
Fresenius Medical Care US Finance, Inc. 6.875% due 7/15/2017	1,500,000	1,597,500
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	600,000	768,546

		3,040,465
Independent Energy – 1.0%
Canadian Natural Resources Ltd. Sr. Nt. 6.25% due 3/15/2038	600,000	759,038
Chesapeake Energy Corp. 6.125% due 2/15/2021	1,400,000	1,438,500
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	1,685,800	1,829,093
Nexen, Inc. Sr. Nt. 6.20% due 7/30/2019	900,000	1,045,896
Whiting Petroleum Corp. 6.50% due 10/1/2018	1,600,000	1,672,000

		6,744,527
Industrial - Other – 0.3%
Princeton University Sr. Nt. 5.70% due 3/1/2039	1,600,000	2,086,112

		2,086,112
Insurance - Life – 1.5%
American International Group, Inc. Sr. Nt. 5.85% due 1/16/2018	1,000,000	978,015
AXA SA Jr. Sub. Nt. 6.463% due 12/14/2018(1)(2)(4)	800,000	508,000
MetLife, Inc. Jr. Sub. Nt. 6.40% due 12/15/2036	500,000	473,126
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(2)	1,000,000	1,276,946
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	1,500,000	1,773,088

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Insurance - Life (continued)
Symetra Financial Corp. Sr. Nt. 6.125% due 4/1/2016(2)	$800,000	$808,430
Teachers Insurance & Annuity Association of America Sub. Nt. 6.85% due 12/16/2039(2)	1,200,000	1,540,082
The Hartford Financial Services Group, Inc. Sr. Nt. 5.50% due 3/30/2020	1,500,000	1,522,385
UnumProvident Finance Co. 6.85% due 11/15/2015(2)	1,100,000	1,217,861

		10,097,933
Insurance P&C – 1.6%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	1,000,000	1,171,223
Allied World Assurance Co. Hldgs. Ltd. 7.50% due 8/1/2016	1,100,000	1,241,420
Allstate Life Global Funding Trust Nt. 5.375% due 4/30/2013	750,000	791,950
Berkshire Hathaway Finance Corp. 5.75% due 1/15/2040	1,500,000	1,779,741
Liberty Mutual Group, Inc. 5.00% due 6/1/2021(2)	1,400,000	1,371,868
The Northwestern Mutual Life Insurance Co. Nt. 6.063% due 3/30/2040(2)	1,500,000	1,800,648
The Travelers Cos., Inc. Sr. Nt. 5.75% due 12/15/2017	1,000,000	1,167,242
ZFS Finance USA Trust II Jr. Sub. Nt. 6.45% due 12/15/2065(1)(2)	1,600,000	1,456,000

		10,780,092
Lodging – 0.3%
Host Hotels & Resorts LP 6.875% due 11/1/2014	1,700,000	1,734,000

		1,734,000
Media Cable – 1.1%
Comcast Corp.
6.45% due 3/15/2037	1,000,000	1,212,243
6.50% due 1/15/2017	1,100,000	1,293,795
Time Warner Cable, Inc. 5.85% due 5/1/2017	2,900,000	3,302,601
Virgin Media Secured Finance PLC Sr. Sec. Nt. 6.50% due 1/15/2018	1,500,000	1,593,750

		7,402,389
Media Noncable – 0.2%
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	1,500,000	1,503,750

		1,503,750

December 31, 2011	Principal Amount	Value
Metals And Mining – 1.3%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	$1,500,000	$1,915,618
Cliffs Natural Resources, Inc. Sr. Nt. 5.90% due 3/15/2020	1,250,000	1,332,323
FMG Resources August 2006 6.375% due 2/1/2016(2)	2,000,000	1,940,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	1,200,000	1,275,000
Steel Dynamics, Inc. 6.75% due 4/1/2015	1,500,000	1,533,750
Vale Overseas Ltd. 6.25% due 1/23/2017	400,000	450,767

		8,447,458
Non Captive Consumer – 0.3%
HSBC Finance Corp. Sr. Nt. 6.375% due 11/27/2012	1,000,000	1,028,540
SLM Corp. Sr. Nt. 6.25% due 1/25/2016	1,200,000	1,166,975

		2,195,515
Non Captive Diversified – 1.2%
Ally Financial, Inc. 4.50% due 2/11/2014	1,500,000	1,447,500
CIT Group, Inc. Sec. Nt. 5.25% due 4/1/2014(2)	1,500,000	1,494,375
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	650,000	663,124
General Electric Capital Corp. Sr. Nt. 5.625% due 5/1/2018	1,200,000	1,344,002
6.75% due 3/15/2032	1,000,000	1,170,941
KKR Group Finance Co. 6.375% due 9/29/2020(2)	1,600,000	1,643,103

		7,763,045
Oil Field Services – 0.4%
Transocean, Inc. 6.00% due 3/15/2018	550,000	562,112
Weatherford Bermuda
5.15% due 3/15/2013	700,000	727,924
6.50% due 8/1/2036	1,500,000	1,633,618

		2,923,654
Paper – 0.2%
Georgia-Pacific LLC 5.40% due 11/1/2020(2)	1,000,000	1,107,648

		1,107,648

14	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Pharmaceuticals – 1.3%
Abbott Laboratories Sr. Nt. 5.125% due 4/1/2019	$1,400,000	$1,625,594
Amgen, Inc. Sr. Nt. 5.85% due 6/1/2017	400,000	460,000
Eli Lilly & Co. Sr. Nt. 4.20% due 3/6/2014	1,500,000	1,607,203
Gilead Sciences, Inc. Sr. Nt. 4.40% due 12/1/2021	2,400,000	2,540,861
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	800,000	987,126
Teva Pharmaceutical Finance IV BV 3.65% due 11/10/2021	1,600,000	1,627,416

		8,848,200
Pipelines – 0.9%
Boardwalk Pipelines LP 5.75% due 9/15/2019	1,600,000	1,768,983
El Paso Pipeline Partners Operating Co. LLC 5.00% due 10/1/2021	1,600,000	1,646,742
Energy Transfer Partners LP Sr. Nt. 8.50% due 4/15/2014	750,000	840,887
Enterprise Products Operating LLC 8.375% due 8/1/2066(1)	400,000	428,000
Williams Partners LP Sr. Nt. 5.25% due 3/15/2020	1,000,000	1,106,968

		5,791,580
Railroads – 0.1%
Canadian National Railway Co. Sr. Nt. 5.85% due 11/15/2017	800,000	961,354

		961,354
Refining – 0.4%
Motiva Enterprises LLC Nt. 5.75% due 1/15/2020(2)	1,500,000	1,743,256
Valero Energy Corp. Sr. Nt. 9.375% due 3/15/2019	600,000	769,409

		2,512,665
REITs – 1.1%
CommonWealth REIT Sr. Nt. 5.875% due 9/15/2020	1,200,000	1,208,158
Equity One, Inc. 6.25% due 12/15/2014	1,100,000	1,156,823
ERP Operating LP Sr. Nt. 5.375% due 8/1/2016	775,000	843,161

December 31, 2011	Principal Amount	Value
REITs (continued)
ProLogis LP 6.875% due 3/15/2020	$1,500,000	$1,665,487
Simon Property Group LP Sr. Nt. 4.125% due 12/1/2021	1,600,000	1,673,070
WEA FIN LLC/WCI FIN LLC 5.40% due 10/1/2012(2)	900,000	922,117

		7,468,816
Technology – 0.7%
Computer Sciences Corp. Sr. Nt. Ser. WI 6.50% due 3/15/2018	800,000	784,000
Hewlett-Packard Co. Sr. Nt. 4.65% due 12/9/2021	1,600,000	1,688,128
KLA-Tencor Corp. Sr. Nt. 6.90% due 5/1/2018	1,500,000	1,729,729
National Semiconductor Corp. Sr. Nt. 6.60% due 6/15/2017	500,000	614,136

		4,815,993
Wireless – 0.8%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019	1,500,000	1,660,356
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015	1,500,000	1,563,468
Cellco Partnership Sr. Nt. 5.55% due 2/1/2014	800,000	869,169
Vodafone Group PLC Sr. Nt. 5.45% due 6/10/2019	1,000,000	1,164,088
6.15% due 2/27/2037	350,000	435,540

		5,692,621
Wirelines – 1.2%
AT&T, Inc. Sr. Nt. 6.30% due 1/15/2038	1,200,000	1,473,284
Deutsche Telekom International Finance BV 8.75% due 6/15/2030	850,000	1,185,673
France Telecom S.A. Sr. Nt. 8.50% due 3/1/2031	335,000	477,684
Qwest Communications International, Inc. 7.125% due 4/1/2018	1,500,000	1,560,000
Telecom Italia Capital 5.25% due 11/15/2013 - 10/1/2015	2,050,000	1,945,408
Verizon Communications, Inc. Sr. Nt. 6.40% due 2/15/2038	1,250,000	1,586,752

		8,228,801
Total Corporate Bonds (Cost $197,066,300)		213,087,673

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Hybrid ARMS – 0.2%
FNMA 2.44% due 8/1/2046(1)	$333,181	$352,470
2.857% due 12/1/2036(1)	839,414	887,502

Total Hybrid ARMS (Cost $1,179,719)		1,239,972

	Principal Amount	Value
Mortgage Pass-Through Securities – 20.8%
FHLMC 4.00% due 12/1/2040 - 1/1/2041	16,755,471	17,598,904
5.50% due 2/1/2037 - 6/1/2038	3,218,561	3,498,802
7.00% due 9/1/2038	621,747	708,409
FNMA 3.50% due 12/1/2041(5)	12,400,000	12,752,625
4.00% due 9/1/2040 - 11/1/2040	28,767,932	30,234,299
4.00% due 12/1/2041(5)	12,100,000	12,710,673
4.50% due 12/1/2041(5)	14,700,000	15,641,719
5.00% due 4/1/2023 - 12/1/2039	19,015,755	20,550,400
5.00% due 12/1/2041(5)	4,000,000	4,321,250
5.50% due 1/1/2038 - 2/1/2039	17,883,372	19,488,250
6.00% due 8/1/2021	494,846	539,054
6.50% due 2/1/2013 - 12/1/2014	73,453	76,486
7.00% due 9/1/2014 - 6/1/2032	216,860	248,812
7.50% due 12/1/2029	209,790	249,885
8.00% due 1/1/2030 - 9/1/2030	78,792	95,175
GNMA
6.00% due 10/15/2032 - 12/15/2033	566,447	647,259

Total Mortgage Pass-Through Securities (Cost $135,852,219)		139,362,002

	Principal Amount	Value
Municipal Bonds – 2.0%
Arizona Wtr. Infrastructure Fin. Auth. Rev. Wtr. Quality Ser. A 5.00% due 10/1/2027	1,200,000	1,361,844
California St. G.O. 5.25% due 4/1/2014	800,000	854,440
Chicago Illinois Metropolitan Wtr. Reclamation Dist. Greater Chicago G.O. Build America Bonds Taxable Direct Payment 5.72% due 12/1/2038	1,600,000	1,959,296

December 31, 2011	Principal Amount	Value
Municipal Bonds (continued)
Illinois St. Toll Hwy. Auth. Toll Hwy. Rev. Build America Bonds Ser. A 6.184% due 1/1/2034	$1,000,000	$1,150,900
Massachusetts Bay Transn. Auth. Rev. Ser. A 5.25% due 7/1/2034	2,400,000	2,631,696
Massachusetts St. Health & Ed. Facs. Auth. Rev. Harvard Univ. Ser. A 5.50% due 11/15/2036	1,190,000	1,364,454
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Rev. Build America Bonds Ser. EE 6.011% due 6/15/2042	1,600,000	2,015,584
Oregon Sch. Brd. Association 4.759% due 6/30/2028	450,000	487,611
San Diego Cnty. California Wtr. Auth. Fing. Agcy. Wtr. Rev. Build America Bonds Ser. B 6.138% due 5/1/2049	1,500,000	1,886,220

Total Municipal Bonds (Cost $11,836,009)		13,712,045

	Principal Amount	Value
U.S. Government Securities – 6.5%
U.S. Treasury Bonds
3.125% due 11/15/2041	7,590,000	7,951,709
3.75% due 8/15/2041	4,270,000	5,021,921
3.875% due 8/15/2040	5,300,000	6,353,375
4.25% due 11/15/2040	11,280,000	14,385,519
4.375% due 5/15/2041	4,050,000	5,277,025
4.75% due 2/15/2041	290,000	399,656
U.S. Treasury Notes
0.875% due 11/30/2016	695,000	697,118
2.00% due 11/15/2021	3,700,000	3,742,202

Total U.S. Government Securities (Cost $37,034,541)		43,828,525

	Principal Amount	Value
Short-Term Investments – 3.4%
General Electric Capital Corp. 0.01% due 1/12/2012(3)	5,000,000	4,999,985
Koch Resources LLC 0.13% due 1/12/2012(3)	5,000,000	4,999,801
Motiva Enterprises LLC 0.10% due 1/4/2012	3,000,000	2,999,975
NetJets, Inc. 0.06% due 1/12/2012(3)	5,000,000	4,999,908
Roche Holdings, Inc. 0.04% due 1/12/2012(3)	5,000,000	4,999,939

Total Short-Term Investments (Cost $22,999,608)		22,999,608

16	The accompanying notes are an integral part of these financial statements.

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Repurchase Agreements – 5.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $36,779,041, due 1/3/2012(6)	$36,779,000	$36,779,000
Total Repurchase Agreements (Cost $36,779,000)		36,779,000
Total Investments - 106.5% (Cost $683,213,462)		715,390,788
Other Liabilities, Net - (6.5)%		(43,508,418)
Total Net Assets - 100.0%		$671,882,370

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2011.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2011, the aggregate market value of these securities amounted to $70,950,449, representing 10.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated to cover to be announced securities, TBA.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	TBA — To be announced.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	0.00%	6/18/2012	$37,516,233

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$8,953,649	$—	$8,953,649
Collateralized Mortgage Obligations	—	95,205,512	—	95,205,512
Senior Secured Loans	—	10,857,917	—	10,857,917
Commercial Mortgage-Backed Securities	—	129,364,885	—	129,364,885
Corporate Bonds	—	213,087,673	—	213,087,673
Hybrid ARMS	—	1,239,972	—	1,239,972
Mortgage Pass-Through Securities	—	139,362,002	—	139,362,002
Municipal Bonds	—	13,712,045	—	13,712,045
U.S. Government Securities	—	43,828,525	—	43,828,525
Short-Term Investments	—	22,999,608	—	22,999,608
Repurchase Agreements	—	36,779,000	—	36,779,000
Total	$—	$715,390,788	$—	$715,390,788

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2011
Assets
Investments, at value	$715,390,788
Cash and cash equivalents	19,911
Interest receivable	4,513,977
Receivable for fund shares subscribed	399,727

Total Assets	720,324,403

Liabilities
Payable for investments purchased	47,825,453
Payable to adviser	282,280
Payable for fund shares redeemed	279,617
Accrued trustees’ fees	7,198
Accrued expenses/other liabilities	47,485

Total Liabilities	48,442,033

Total Net Assets	$671,882,370

Net Assets Consist of:
Paid-in capital	$639,418,716
Accumulated net realized gain from investments	286,328
Net unrealized appreciation on investments	32,177,326

Total Net Assets	$671,882,370

Investments, at Cost	$683,213,462

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	53,432,556
Net Asset Value Per Share	$12.57

Statement of Operations For the Year Ended December 31, 2011
Investment Income
Interest	$28,503,058
Withholding taxes on foreign dividends	(4,746)

Total Investment Income	28,498,312

Expenses
Investment advisory fees	3,299,395
Shareholder reports	124,880
Custodian fees	97,605
Administrative service fees	83,978
Professional fees	73,534
Trustees’ fees	25,721
Other expenses	39,929

Total Expenses	3,745,042

Less: Custody credits	(60)

Total Expenses, Net	3,744,982

Net Investment Income	24,753,330

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	6,939,651
Net change in unrealized appreciation/depreciation on investments	14,003,882

Net Gain on Investments	20,943,533

Net Increase in Net Assets Resulting from Operations	$45,696,863

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment income	$24,753,330	$23,391,043
Net realized gain from investments	6,939,651	9,432,310
Net change in unrealized appreciation/depreciation on investments	14,003,882	10,780,992

Net Increase in Net Assets Resulting from Operations	45,696,863	43,604,345

Distributions to Shareholders
Net investment income	(24,984,835)	(23,557,061)
Net realized gain on investments	(6,483,567)	(6,729,196)

Total Distributions	(31,468,402)	(30,286,257)

Capital Share Transactions
Proceeds from sales of shares	110,638,125	104,961,765
Reinvestment of distributions	31,468,402	30,286,257
Cost of shares redeemed	(115,589,205)	(76,774,232)

Net Increase in Net Assets Resulting from Capital Share Transactions	26,517,322	58,473,790

Net Increase in Net Assets	40,745,783	71,791,878

Net Assets
Beginning of year	631,136,587	559,344,709

End of year	$671,882,370	$631,136,587

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(35,861)

Other Information:
Shares
Sold	8,743,837	8,275,610
Reinvested	2,511,445	2,484,517
Redeemed	(9,051,795)	(6,059,343)

Net Increase	2,203,487	4,700,784

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/11	$12.32	$0.49	$0.38	$0.87	$(0.49)	$(0.13)	$(0.62)
Year Ended 12/31/10	12.02	0.48	0.44	0.92	(0.48)	(0.14)	(0.62)
Year Ended 12/31/09	11.32	0.50	0.78	1.28	(0.50)	(0.08)	(0.58)
Year Ended 12/31/08	11.95	0.61	(0.56)	0.05	(0.61)	(0.07)	(0.68)
Year Ended 12/31/07	11.78	0.53	0.20	0.73	(0.56)[3]	—	(0.56)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$12.57	7.08%	$671,882	0.57%	0.57%	3.75%	3.75%	102%
12.32	7.72%	631,137	0.56%	0.56%	3.90%	3.90%	121%
12.02	11.20%	559,345	0.58%	0.58%	4.54%	4.54%	153%
11.32	0.47%	419,579	0.56%	0.57%	4.57%	4.56%	186%
11.95	6.22%	473,404	0.59%	0.59%	4.79%	4.79%	145%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

[3]	Includes return of capital distribution rounding $0.00 per share.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2011

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

22

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

23

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Fund’s expenses.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010, was as follows:

	Ordinary Income	Long-Term Capital Gains
2011	$28,152,789	$3,315,613
2010	25,618,477	4,667,780

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of

24

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain
$267,366	$(267,366)

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Ordinary Income
$372,136

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital losses of $27,025.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, was $683,272,245. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2011, aggregated $36,211,553 and $(4,093,010), respectively, resulting in net unrealized appreciation/depreciation of $32,118,543.

Note 4. Investments

a. Investment Purchases and Sales The cost of U.S. government and agency obligations and other investments purchased and the proceeds from U.S. government and agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2011 were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$183,489,936	$562,832,345
Sales	138,239,458	522,637,773

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invests are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the

25

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or could become, illiquid. See note (f) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Assets have been segregated for these securities.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted in the schedule of investments.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. The Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

26

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Investment Quality Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

•

RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253 (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007 – July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006 – March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009 – December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996 – February 2009).	37	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

35

2011 Annual Report

All data as of December 31, 2011

RS Variable Products Trust

•	RS Low Duration Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LOW DURATION BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Low Duration Bond VIP Series

Highlights

•

In a volatile year for the investment markets, the Barclays Capital U.S. Government 1-3 Year Bond Index[1] (the “Index”) returned modest positive performance, aided in part by a mid-year investor flight to quality that favored shorter duration Treasury securities.

•

RS Low Duration Bond VIP Series (the “Fund”) delivered a positive return for the year ended December 31, 2011, while also outperforming the Index. The Fund’s performance relative to the Index was aided by its exposure to non-Treasury sectors such as high quality corporate bonds and commercial mortgage-backed securities (CMBS), which ultimately outperformed despite the mid-year flight to quality.

•	The Fund seeks to deliver high levels of current income while preserving capital by investing primarily in investment-grade debt securities with a duration consistent with that of the Index.

Market Overview

The past year saw heightened volatility in financial markets, as investors’ appetite for risk fluctuated against a backdrop of global economic uncertainty and a deepening sovereign debt crisis in Europe. Early in the year, investors sought higher yields in corporate bonds and other non-Treasury segments of the fixed income markets. Investors became more risk-averse in the second quarter, however, due in part to fears that a potential default by Greece could damage the European banking system and adversely affect the global economy. These fears only increased in the third quarter, adding to a climate of unease created by weaker-than-expected U.S. economic data and a political impasse on debt reduction in Washington. Despite Standard & Poor’s downgrade of the U.S. credit rating in August, U.S. Treasury securities benefited from a flight to quality by worried investors who were shedding risk in the equity market and more credit-sensitive areas of the fixed income market. Later in the year, investors appeared to recover some confidence and focused once again on fundamentals as the worst fears on the U.S. economic outlook and the European situation were not realized. As investors regained some tolerance for risk, they once again experienced higher returns in corporate bonds, as well as in other non-Treasury fixed income segments such as CMBS and mortgage-backed securities (MBS).

Despite these dramatic reversals in investors’ perspectives on risk, we did see lower duration, more credit-sensitive, non-Treasury fixed income securities outperform Treasury securities for the year overall. This was due in part to very strong fourth quarter performance by corporate bonds and CMBS, as investors experienced higher returns outside of the Treasury market2.

Fund Performance Overview

The Fund returned 1.91% for the year ended December 31, 2011. The Index returned 1.56% for the period2.

The Fund’s relative performance for the year benefited on balance from a higher weighting in corporate bonds and CMBS, relative to the Index. We maintained this overweight exposure to non-Treasury sectors as the year came to a close, because we viewed these sectors as attractively valued. Their yield premiums increased to recession-like levels, and since we did not expect a recession, those levels were attractive on a risk-return basis. Nonetheless, within this segment of the Fund, we shifted emphasis away from high yield bonds toward investment-grade securities. By year-end, corporate securities accounted for 41% of the Fund. We also sought to maintain our overweight in the CMBS and non-agency MBS sectors. We continued the Fund’s strategy of owning seasoned bonds that we believed would provide ample credit support and were backed by mortgages that were, in our view, underwritten with stronger credit standards than more recently issued bonds. Given the reduced supply of new CMBS and non-agency MBS relative to past years, we believe the real challenge at this time is to find sufficient assets that meet our investment criteria.

Outlook

We believe that markets could remain volatile in 2012 despite our outlook for continued and even improving U.S. economic growth. We also believe that developments in Europe remain a significant risk for the global economy and financial markets. Given the risk/reward profiles we are seeing at this time, we will seek to focus our investments on non-Treasury segments of the

3

RS LOW DURATION BOND VIP SERIES

fixed income market. We believe that our disciplined investment process will help lead us to find appropriate investment opportunities for the Fund through different economic cycles.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS LOW DURATION BOND VIP SERIES

Characteristics (unaudited) Total Net Assets: $146,318,233

Sector Allocation

Bond Quality Allocation[3]

5

RS LOW DURATION BOND VIP SERIES

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	0.875%	11/30/2016	3.50%
U.S. Treasury Notes	1.000%	8/31/2016	2.22%
Federal Home Loan Mortgage Corp. Agency	2.000%	8/25/2016	2.13%
U.S. Treasury Notes	1.000%	10/31/2016	1.59%
Miramax LLC	6.250%	10/20/2021	1.37%
U.S. Treasury Notes	0.250%	12/15/2014	1.02%
GE Capital Credit Card Master Note Trust	2.210%	6/15/2016	0.87%
CNH Equipment Trust	3.000%	8/17/2015	0.83%
CS First Boston Mortgage Securities Corp.	5.416%	5/15/2036	0.80%
CS First Boston Mortgage Securities Corp.	3.936%	5/15/2038	0.79%
Total			15.12%

1	The Barclays Capital U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. Statistical data for the index is as of 12/31/2011.
2	Source: Barclays Capital Index Summary, Barclays Capital Inc. from 6/30/2011, 9/30/2011 and 12/31/2011.
3	Source: Moody’s, Standard and Poors, Fitch Investors Service.
4

Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS LOW DURATION BOND VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	Since Inception
RS Low Duration Bond VIP Series	8/28/03	1.91%	4.28%	4.37%	3.48%
Barclays Capital U.S. Government 1-3 Year Bond Index[1]		1.56%	1.79%	3.80%	3.24%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 8/28/03 in RS Low Duration Bond VIP Series and the Barclays Capital U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
Based on Actual Return	$1,000.00	$1,005.60	$2.88	0.57%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.33	$2.91	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Asset Backed Securities – 15.0%
Ally Auto Receivables Trust 2010-3 A3 1.11% due 10/15/2014	$1,000,000	$1,002,925
Ally Master Owner Trust 2011-1 A2 2.15% due 1/15/2016	350,000	353,761
2010-3 A 2.88% due 4/15/2015(1)	800,000	813,200
AmeriCredit Automobile Receivables Trust 2010-3 A3 1.14% due 4/8/2015	900,000	897,629
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(2)	115,183	102,940
Bank of America Auto Trust 2010-1A A4 2.18% due 2/15/2017(1)	450,000	457,657
2009-2A A4 3.03% due 10/15/2016(1)	740,000	752,295
Capital One Multi-Asset Execution Trust 2005-A10 A 0.358% due 9/15/2015(2)	260,000	259,634
2005-A7 A7 4.70% due 6/15/2015	850,000	870,761
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	193,700	192,756
Citibank Credit Card Issuance Trust 2004-A8 A8 4.90% due 12/12/2016	950,000	1,056,907
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 5.053% due 8/25/2033(2)	144,706	143,545
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015(3)	1,200,000	1,218,243
Ford Credit Auto Lease Trust 2011-B A3 1.05% due 10/15/2014	1,000,000	998,762
Ford Credit Floorplan Master Owner Trust 2010-3 A2 1.978% due 2/15/2017(1)(2)	985,000	1,012,689
GE Capital Credit Card Master Note Trust 2010-3 A 2.21% due 6/15/2016	1,250,000	1,274,724
Harley-Davidson Motorcycle Trust 2009-2 A4 3.32% due 2/15/2017	1,000,000	1,013,363

December 31, 2011	Principal Amount	Value
Asset Backed Securities (continued)
Honda Auto Receivables Owner Trust 2010-3 A4 0.94% due 12/21/2016	$954,000	$955,293
Huntington Auto Trust 2011-1A A3 1.01% due 1/15/2016(1)	1,000,000	994,023
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	600,000	616,966
John Deere Owner Trust 2009-B A4 2.33% due 5/16/2016(3)	850,000	856,386
Mercedes-Benz Auto Lease Trust 2011-B A3 1.07% due 8/15/2014(1)	500,000	499,379
Miramax LLC 2011-1A A 6.25% due 10/20/2021(1)	2,000,000	1,999,977
Navistar Financial Corp. Owner Trust 2010-A A3 1.99% due 1/21/2014(1)	950,000	955,427
PG&E Energy Recovery Funding LLC 2005-1 A4 4.37% due 6/25/2014	217,541	220,045
2005-1 A5 4.47% due 12/25/2014	420,000	430,869
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 6.163% due 8/25/2032(2)	20,695	10,770
Toyota Auto Receivables Owner Trust 2010-C A4 1.09% due 12/15/2014	500,000	501,400
Volkswagen Auto Lease Trust 2010-A A4 1.18% due 10/20/2015	900,000	902,194
World Omni Auto Receivables Trust 2010-A A4 2.21% due 5/15/2015	600,000	608,357

Total Asset Backed Securities (Cost $21,935,166)		21,972,877

	Principal Amount	Value
Collateralized Mortgage Obligations – 8.8%
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	153,816	155,412

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
Chase Mortgage Finance Corp. 2003-S10 A1 4.75% due 11/25/2018	$399,769	$411,085
2003-S14 3A1 5.50% due 1/25/2034	160,328	161,480
Citicorp Mortgage Securities, Inc. 2005-1 1A9 5.25% due 2/25/2035	103,784	103,325
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	190,219	189,620
Countrywide Home Loans Trust 2003-50 A1 5.00% due 11/25/2018	601,527	617,607
Countrywide Home Loans Trust 2004-9 A1 5.00% due 6/25/2034	445,040	452,532
2003-11 A31 5.50% due 5/25/2033	717,280	738,787
2002-19 1A1 6.25% due 11/25/2032	36,417	38,533
CS First Boston Mortgage Securities Corp. 2003-23 2A8 4.50% due 10/25/2018	237,265	243,608
2003-8 2A1 5.00% due 4/25/2018	388,878	395,212
2004-5 5A1 5.00% due 8/25/2019	592,094	601,067
FHLMC 1534 Z 5.00% due 6/15/2023	74,293	74,269
20 H 5.50% due 10/25/2023	37,695	39,404
First Horizon Mortgage Pass-Through Trust 2004-4 2A3 4.50% due 7/25/2019	434,346	440,320
FNMA 2003-63 GU 4.00% due 7/25/2033	2,290	2,341
2006-45 AC 5.50% due 6/25/2036	26,473	26,497
2002-52 PB 6.00% due 2/25/2032	53,114	53,575
GMAC Mortgage Corp. Loan Trust 2004-J6 2A1 5.25% due 2/25/2035	9,612	9,598
J.P. Morgan Mortgage Trust 2005-A1 5A1 4.445% due 2/25/2035(2)	82,970	82,174
2004-S2 1A3 4.75% due 11/25/2019	222,972	223,567
2004-S1 1A7 5.00% due 9/25/2034	95,958	98,743

December 31, 2011	Principal Amount	Value
Collateralized Mortgage Obligations (continued)
2005-A1 3A1 5.017% due 2/25/2035(2)	$809,310	$827,692
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	192,687	200,203
Morgan Stanley Mortgage Loan Trust 2004-1 1A9 4.50% due 11/25/2018	231,290	235,074
Prime Mortgage Trust 2004-2 A2 4.75% due 11/25/2019	379,479	390,355
2003-3 A9 5.50% due 1/25/2034	385,604	392,659
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	30,711	31,449
Residential Asset Securitization Trust 2003-A2 A1 4.25% due 5/25/2033	686,268	669,725
Residential Funding Mortgage Securities I 2004-S9 2A1 4.75% due 12/25/2019	299,261	305,017
2005-S1 2A1 4.75% due 2/25/2020	274,944	282,564
Structured Asset Securities Corp. 2004-21XS 2A6A 4.74% due 12/25/2034(2)	569,297	574,009
2005-1 4A1 5.00% due 2/25/2020	325,162	331,749
2003-29 2A1 5.25% due 9/25/2023	525,722	530,412
2004-3 3A1 5.50% due 3/25/2019	187,134	194,130
Wells Fargo Mortgage Backed Securities Trust 2003-J 2A1 4.415% due 10/25/2033(2)	219,426	220,820
2003-8 A1 4.50% due 8/25/2018	160,072	166,522
2003-J 1A9 4.582% due 10/25/2033(2)	939,649	920,070
2003-N 2A1 4.742% due 12/25/2033(2)	552,244	559,805
2003-15 1A1 4.75% due 12/25/2018	52,469	54,111
2005-1 1A1 4.75% due 1/25/2020	313,619	322,437
2004-2 A1 5.00% due 1/25/2019	390,041	402,050
2006-7 1A1 5.25% due 6/25/2021	143,056	144,150

Total Collateralized Mortgage Obligations (Cost $12,931,437)		12,913,759

10	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Senior Secured Loans – 2.2%
Energy – 0.2%
CITGO Petroleum Corp. Term Loan C 9.00% due 6/23/2017(2)	$295,500	$299,616

		299,616
Finance Companies – 0.1%
Springleaf Finance Corp. Term Loan 5.50% due 5/10/2017(2)	200,000	173,708

		173,708
Food And Beverage – 0.1%
B&G Foods, Inc. Term Loan B 4.50% due 11/30/2018(2)	194,118	194,279

		194,279
Healthcare – 0.3%
Grifols, Inc. Term Loan B 6.00% due 6/1/2017(2)	248,750	247,934
IMS Health, Inc. New Term Loan B 4.50% due 8/25/2017(2)	245,628	244,631

		492,565
Pharmaceuticals – 0.7%
RP Select Finance Trust Term Loan A 2.829% due 8/12/2016(2)	950,000	946,438

		946,438
Real Estate Investment Trusts – 0.5%
Istar Financial, Inc. Term Loan A1 5.00% due 6/28/2013(2)	293,580	291,231
LNR Property Corp. Term Loan B 4.75% due 4/29/2016(2)	475,000	466,241

		757,472
Retailers – 0.3%
BJ’s Wholesale Club, Inc. Term Loan B 7.00% due 9/28/2018(2)	350,000	350,623

		350,623
Total Senior Secured Loans (Cost $3,234,693)		3,214,701

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 21.8%
American Tower Trust 2007-1A AFX 5.42% due 4/15/2037(1)	580,000	614,709
Banc of America Commercial Mortgage, Inc. 2004-1 A4 4.76% due 11/10/2039	750,000	787,419

December 31, 2011	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2005-5 A4 5.115% due 10/10/2045(2)	$1,030,000	$1,136,231
2005-6 A4 5.193% due 9/10/2047(2)	1,000,000	1,105,989
2006-2 A4 5.731% due 5/10/2045(2)	500,000	559,701
Bear Stearns Commercial Mortgage Securities 2004-PWR3 A4 4.715% due 2/11/2041	540,000	564,928
2003-T10 A2 4.74% due 3/13/2040	550,000	565,173
2003-PWR2 A4 5.186% due 5/11/2039(2)	700,000	732,980
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(1)(2)	353,920	366,862
Citigroup Commercial Mortgage Trust 2004-C1 A4 5.364% due 4/15/2040(2)	1,030,000	1,102,097
2006-C5 A4 5.431% due 10/15/2049	800,000	888,586
Commercial Mortgage Asset Trust 1999-C1 B 7.23% due 1/17/2032(2)	1,000,000	1,067,676
Commercial Mortgage Pass-Through Certificates 2003-LB1A A1 3.251% due 6/10/2038	166,437	167,796
2005-LP5 A4 4.982% due 5/10/2043(2)	530,000	577,928
Credit Suisse Mortgage Capital Certificates 2006-C3 A3 5.815% due 6/15/2038(2)	500,000	556,158
Crown Castle Towers LLC Sr. Sec. Nt. 3.214% due 8/15/2035(1)	350,000	353,911
4.523% due 1/15/2035(1)	550,000	573,618
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	1,135,000	1,160,119
2002-CP5 A1 4.106% due 12/15/2035	85,221	85,343
2004-C2 A2 5.416% due 5/15/2036(2)	1,102,000	1,176,889
1997-C2 F 7.46% due 1/17/2035(2)	575,000	604,209
First Union-Lehman Brothers-Bank of America 1998-C2 E 6.778% due 11/18/2035	872,000	907,618
GE Capital Commercial Mortgage Corp. 2004-C1 A3 4.596% due 11/10/2038	583,933	606,916

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
2004-C1 B 4.692% due 11/10/2038(2)	$385,000	$387,195
2005-C1 AJ 4.826% due 6/10/2048(2)	500,000	488,296
2003-C2 A4 5.145% due 7/10/2037	545,000	566,931
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.453% due 5/10/2040(2)	730,000	769,626
Greenwich Capital Commercial Funding Corp. 2005-GG3 A3 4.569% due 8/10/2042	890,000	899,832
2004-GG1 A7 5.317% due 6/10/2036(2)	1,075,000	1,145,617
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP5 A4 5.206% due 12/15/2044(2)	100,000	110,620
2005-LDP5 AM 5.248% due 12/15/2044(2)	940,000	989,782
2003-CB6 A2 5.255% due 7/12/2037(2)	800,000	837,030
LB UBS Commercial Mortgage Trust 2003-C7 A4 4.931% due 9/15/2035(2)	1,005,000	1,048,416
2002-C7 A4 4.96% due 12/15/2031	554,848	569,610
2003-C8 A4 5.124% due 11/15/2032(2)	500,000	525,600
Merrill Lynch Mortgage Trust 2003-KEY1 A4 5.236% due 11/12/2035(2)	500,000	527,349
Morgan Stanley Capital I 2004-HQ3 A4 4.80% due 1/13/2041	928,000	972,043
2003-T11 A3 4.80% due 6/13/2041	22,390	22,479
2005-HQ7 AAB 5.179% due 11/14/2042(2)	396,753	405,203
Morgan Stanley Dean Witter Capital I 2002-IQ2 B 5.93% due 12/15/2035	347,000	349,077
Nomura Asset Securities Corp. 1998-D6 B1 6.00% due 3/15/2030(1)	580,000	594,514
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A2 4.467% due 3/18/2036	102,800	102,945
2002-KEY2 A3 4.865% due 3/18/2036	270,000	272,480
1999-C1 G 7.161% due 5/18/2032(1)(2)	450,500	462,960

December 31, 2011	Principal Amount	Value
Commercial Mortgage-Backed Securities (continued)
Wachovia Bank Commercial Mortgage Trust 2003-C8 A3 4.445% due 11/15/2035	$624,007	$626,137
2004-C10 A4 4.748% due 2/15/2041	543,316	569,573
2005-C21 A4 5.204% due 10/15/2044(2)	900,000	986,482
2004-C11 A5 5.215% due 1/15/2041(2)	575,000	615,835
2006-C23 AM 5.466% due 1/15/2045(2)	750,000	763,294

Total Commercial Mortgage-Backed Securities (Cost $31,892,806)		31,871,782

	Principal Amount	Value
Corporate Bonds – 38.8%
Aerospace/Defense – 0.2%
L-3 Communications Corp. Ser. B 6.375% due 10/15/2015	237,000	242,925

		242,925
Automotive – 1.3%
Banque PSA Finance Sr. Nt. 3.375% due 4/4/2014(1)	500,000	482,247
Daimler Finance North America LLC 1.875% due 9/15/2014(1)	350,000	348,105
Ford Motor Credit Co. LLC Sr. Nt. 7.50% due 8/1/2012	500,000	516,059
RCI Banque S.A. Sr. Nt. 3.40% due 4/11/2014(1)	500,000	487,689

		1,834,100
Banking – 7.1%
Abbey National Treasury Services PLC 2.875% due 4/25/2014	500,000	466,126
ANZ National Int’l Ltd. 2.375% due 12/21/2012(1)	500,000	508,631
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	400,000	398,294
Capital One Financial Corp. Sr. Nt. 2.125% due 7/15/2014	500,000	493,590
Citigroup, Inc. Sr. Nt. 5.50% due 4/11/2013	300,000	306,277
Credit Suisse/New York NY Sr. Nt. 3.45% due 7/2/2012	200,000	202,470
5.00% due 5/15/2013	250,000	256,452

12	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Banking (continued)
Deutsche Bank AG Sr. Nt. 2.375% due 1/11/2013	$300,000	$297,777
Fifth Third Capital Trust IV 6.50% due 4/15/2037(2)	650,000	637,000
ING Bank N.V. Sr. Nt. 2.375% due 6/9/2014(1)	600,000	584,914
JPMorgan Chase & Co. Sr. Nt. 2.05% due 1/24/2014	500,000	500,378
Merrill Lynch & Co., Inc. Sr. Nt. Ser. C 6.05% due 8/15/2012	350,000	355,054
Morgan Stanley Sr. Nt. 2.875% due 1/24/2014	250,000	239,448
5.30% due 3/1/2013	250,000	253,060
PNC Preferred Funding Trust III Jr. Sub. Nt. 8.70% due 3/15/2013(1)(2)(4)	400,000	406,532
Rabobank Nederland N.V. Sr. Nt. 2.65% due 8/17/2012(1)	250,000	252,334
Regions Financial Corp. Sr. Nt. 4.875% due 4/26/2013	500,000	488,750
Royal Bank of Canada Sr. Nt. 1.45% due 10/30/2014	500,000	502,596
Royal Bank of Scotland PLC 3.25% due 1/11/2014	500,000	479,117
The Goldman Sachs Group, Inc. Sr. Nt. 3.625% due 8/1/2012	500,000	503,012
Toronto-Dominion Bank Sr. Nt. 1.375% due 7/14/2014	500,000	505,897
U.S. Bancorp Sr. Nt 2.875% due 11/20/2014	500,000	521,129
UBS AG Stamford CT Sr. Nt. 2.25% due 8/12/2013	500,000	495,543
Union Bank N.A. Sr. Nt. 2.125% due 12/16/2013	500,000	505,682
Westpac Banking Corp. Sr. Nt. 2.10% due 8/2/2013	300,000	302,931

		10,462,994
Building Materials – 0.2%
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	250,000	253,710

		253,710

December 31, 2011	Principal Amount	Value
Chemicals – 1.2%
Airgas, Inc. Sr. Nt. 2.85% due 10/1/2013	$500,000	$509,378
Ecolab, Inc. Sr. Nt. 2.375% due 12/8/2014	400,000	407,769
Lyondell Chemical Co. Sec. Nt. 11.00% due 5/1/2018	500,000	546,250
The Dow Chemical Co. Sr. Nt. 4.85% due 8/15/2012	300,000	306,923

		1,770,320
Construction Machinery – 0.2%
Case New Holland, Inc. 7.75% due 9/1/2013	250,000	265,625

		265,625
Consumer Products – 0.2%
Whirlpool Corp. Sr. Nt. 8.00% due 5/1/2012	250,000	255,579

		255,579
Diversified Manufacturing – 0.5%
Danaher Corp. Sr. Nt. 1.30% due 6/23/2014	200,000	202,873
Textron, Inc. Sr. Nt. 6.20% due 3/15/2015	500,000	536,740

		739,613
Electric – 2.0%
AEP Texas North Co. Sr. Nt. Ser. B 5.50% due 3/1/2013	150,000	156,594
Edison Mission Energy Sr. Nt. 7.50% due 6/15/2013	500,000	485,000
EDP Finance BV Sr. Nt. 5.375% due 11/2/2012(1)	500,000	493,820
Great Plains Energy, Inc. Sr. Nt. 2.75% due 8/15/2013	200,000	202,844
MidAmerican Energy Holdings Co. Sr. Nt. 3.15% due 7/15/2012	200,000	202,343
Mirant Mid Atlantic Pass Through Trust Ser. A 8.625% due 6/30/2012	127,764	130,319
National Rural Utilities Cooperative Finance Corp. 1.125% due 11/1/2013	500,000	500,214
2.625% due 9/16/2012	200,000	202,540

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Electric (continued)
Oncor Electric Delivery Co. Sr. Sec. Nt. 6.375% due 5/1/2012	$250,000	$254,093
The AES Corp. Sr. Nt. 7.75% due 3/1/2014	250,000	270,000

		2,897,767
Energy - Integrated – 0.6%
BP Capital Markets PLC 3.125% due 3/10/2012	500,000	502,294
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	400,000	434,748

		937,042
Food And Beverage – 1.5%
Anheuser-Busch InBev Worldwide, Inc. 2.50% due 3/26/2013	450,000	458,318
3.00% due 10/15/2012	200,000	203,131
Coca-Cola Enterprises, Inc. Sr. Nt. 1.125% due 11/12/2013	300,000	300,957
General Mills, Inc. Sr. Nt. 1.55% due 5/16/2014	250,000	251,678
Kraft Foods, Inc. Sr. Nt. 2.625% due 5/8/2013	600,000	612,976
Wm. Wrigley Jr. Co. Sec. Nt. 2.45% due 6/28/2012(1)	150,000	151,111
Sr. Sec. Nt. 3.05% due 6/28/2013(1)	150,000	152,739

		2,130,910
Gaming – 0.1%
Seminole Tribe of Fla Sr. Sec. Nt. 5.798% due 10/1/2013(1)	205,000	205,812

		205,812
Government Related – 0.2%
Ras Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 4.50% due 9/30/2012(1)	250,000	253,875

		253,875
Health Insurance – 0.4%
UnitedHealth Group, Inc. Sr. Nt. 4.875% due 4/1/2013	500,000	522,410

		522,410
Healthcare – 1.5%
AmerisourceBergen Corp. 5.625% due 9/15/2012	250,000	257,936

December 31, 2011	Principal Amount	Value
Healthcare (continued)
CareFusion Corp. Sr. Nt. 4.125% due 8/1/2012	$250,000	$253,799
Express Scripts, Inc. 5.25% due 6/15/2012	300,000	305,671
Life Technologies Corp. Sr. Nt. 3.375% due 3/1/2013	550,000	557,018
Owens & Minor, Inc. 6.35% due 4/15/2016	490,000	532,083
Thermo Fisher Scientific, Inc. Sr. Nt. 2.15% due 12/28/2012	300,000	303,601

		2,210,108
Independent Energy – 1.4%
Anadarko Petroleum Corp. Sr. Nt. 5.95% due 9/15/2016	300,000	340,065
Canadian Natural Resources Ltd. Sr. Nt. 1.45% due 11/14/2014	350,000	352,039
Chesapeake Energy Corp. 7.625% due 7/15/2013	350,000	370,125
Petrohawk Energy Corp. 7.875% due 6/1/2015	400,000	426,000
Woodside Finance Ltd. 5.00% due 11/15/2013(1)	600,000	629,027

		2,117,256
Insurance - Life – 2.6%
Aegon N.V. Sr. Nt. 4.75% due 6/1/2013	500,000	511,611
American International Group, Inc. Sr. Nt. 3.65% due 1/15/2014	500,000	485,595
Assurant, Inc. Sr. Nt. 5.625% due 2/15/2014	500,000	522,883
Genworth Financial, Inc. Sr. Nt. 5.65% due 6/15/2012	500,000	502,823
Hartford Financial Services Group, Inc. Sr. Nt. 4.625% due 7/15/2013	250,000	254,673
Lincoln National Corp. Sr. Nt. 5.65% due 8/27/2012	600,000	612,088
Metropolitan Life Global Funding I Sr. Sec. Nt. 2.875% due 9/17/2012(1)	500,000	506,536
New York Life Global Funding 2.25% due 12/14/2012(1)	200,000	202,652
Prudential Financial, Inc. Sr. Nt. 3.625% due 9/17/2012	200,000	203,100

		3,801,961

14	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Insurance P&C – 1.7%
Aspen Insurance Holdings Ltd. Sr. Nt. 6.00% due 8/15/2014	$350,000	$371,282
Axis Capital Holdings Ltd. Sr. Nt. 5.75% due 12/1/2014	300,000	315,429
Berkshire Hathaway Finance Corp. 1.50% due 1/10/2014	250,000	252,780
Marsh & McLennan Cos., Inc. Sr. Nt. 4.85% due 2/15/2013	500,000	515,884
Willis Group Holdings PLC 4.125% due 3/15/2016	500,000	507,819
XL Capital Finance Europe PLC Sr. Nt. 6.50% due 1/15/2012	500,000	500,607

		2,463,801
Lodging – 0.2%
Royal Caribbean Cruises Ltd. Sr. Nt. 7.00% due 6/15/2013	300,000	315,000

		315,000
Media Cable – 0.3%
Time Warner Cable, Inc. 5.40% due 7/2/2012	500,000	511,274

		511,274
Media Noncable – 0.9%
NBCUniversal Media LLC Sr. Nt. 2.10% due 4/1/2014	500,000	508,238
News America, Inc. 5.30% due 12/15/2014	500,000	544,560
Scholastic Corp. Sr. Nt. 5.00% due 4/15/2013	250,000	250,625

		1,303,423
Metals and Mining – 2.1%
Alcoa, Inc. Sr. Nt. 6.00% due 1/15/2012	300,000	300,292
Anglo American Capital PLC 2.15% due 9/27/2013(1)	300,000	300,498
ArcelorMittal Sr. Nt. 5.375% due 6/1/2013	250,000	255,925
BHP Billiton Finance USA Ltd. 1.125% due 11/21/2014	300,000	300,704
FMG Resources August 2006 7.00% due 11/1/2015(1)	500,000	505,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	450,000	478,125
Steel Dynamics, Inc. 7.375% due 11/1/2012	300,000	312,375

December 31, 2011	Principal Amount	Value
Metals and Mining (continued)
United States Steel Corp. Sr. Nt. 5.65% due 6/1/2013	$300,000	$307,125
Xstrata Canada Financial Corp. 2.85% due 11/10/2014(1)	250,000	251,277

		3,011,321
Non Captive Consumer – 0.6%
HSBC Finance Corp. Sr. Nt. 4.75% due 7/15/2013	500,000	510,572
SLM Corp. Sr. Nt. Ser. A 5.00% due 10/1/2013	300,000	300,000

		810,572
Non Captive Diversified – 1.2%
Ally Financial, Inc. 4.50% due 2/11/2014	450,000	434,250
CIT Group, Inc. Sec. Nt. 5.25% due 4/1/2014(1)	300,000	298,875
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	300,000	306,057
General Electric Capital Corp. Sr. Nt. 2.80% due 1/8/2013	650,000	662,350

		1,701,532
Oil Field Services – 0.9%
Transocean Ltd. 5.25% due 3/15/2013	550,000	565,398
Weatherford Bermuda 5.15% due 3/15/2013	761,000	791,357

		1,356,755
Packaging – 0.7%
Bemis Co., Inc. Sr. Nt. 4.875% due 4/1/2012	210,000	211,707
Pactiv Corp. Sr. Nt. 5.875% due 7/15/2012	400,000	400,000
Sealed Air Corp. Sr. Nt. 5.625% due 7/15/2013(1)	400,000	415,704

		1,027,411
Pharmaceuticals – 0.9%
Amgen, Inc. Sr. Nt. 1.875% due 11/15/2014	500,000	506,471
Eli Lilly & Co. Sr. Nt. 3.55% due 3/6/2012	350,000	351,827
Gilead Sciences, Inc. Sr. Nt. 2.40% due 12/1/2014	500,000	509,004

		1,367,302

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Pipelines – 1.4%
Energy Transfer Partners LP Sr. Nt. 5.65% due 8/1/2012	$200,000	$204,334
Enterprise Products Operating LLC 4.60% due 8/1/2012	300,000	304,414
Kinder Morgan Energy Partners LP Sr. Nt. 7.125% due 3/15/2012	300,000	303,428
Kinder Morgan, Inc. Sr. Nt. 6.50% due 9/1/2012	400,000	409,000
NGPL PipeCo LLC Sr. Nt. 6.514% due 12/15/2012(1)	300,000	303,043
Plains All American Pipeline LP 4.25% due 9/1/2012	500,000	510,033

		2,034,252
REITs – 2.0%
Camden Property Trust Sr. Nt. 5.875% due 11/30/2012	250,000	256,862
CommonWealth REIT Sr. Nt. 6.40% due 2/15/2015	200,000	211,641
6.95% due 4/1/2012	300,000	300,000
ERP Operating LP Sr. Nt. 5.20% due 4/1/2013	600,000	622,276
HCP, Inc. Sr. Nt. 5.65% due 12/15/2013	300,000	315,499
Liberty Property LP Sr. Nt. 6.375% due 8/15/2012	200,000	204,326
ProLogis LP 5.625% due 11/15/2015	400,000	425,422
Tanger Properties LP Sr. Nt. 6.15% due 11/15/2015	500,000	553,417

		2,889,443
Retailers – 0.7%
Home Depot, Inc. Sr. Nt. 5.25% due 12/16/2013	600,000	651,544
Macy’s Retail Holdings, Inc. 5.35% due 3/15/2012	350,000	352,400

		1,003,944
Supermarkets – 0.1%
TESCO PLC Sr. Nt. 2.00% due 12/5/2014(1)	200,000	202,089

		202,089

December 31, 2011	Principal Amount	Value
Technology – 2.2%
Agilent Technologies, Inc. Sr. Nt. 2.50% due 7/15/2013	$200,000	$201,889
4.45% due 9/14/2012	300,000	305,873
Broadcom Corp. Sr. Nt. 1.50% due 11/1/2013	500,000	505,407
Computer Sciences Corp. Sr. Nt. 5.50% due 3/15/2013	400,000	398,000
Hewlett-Packard Co. Sr. Nt. 2.35% due 3/15/2015	300,000	298,547
4.25% due 2/24/2012	200,000	200,900
Lexmark International, Inc. Sr. Nt. 5.90% due 6/1/2013	350,000	365,856
Maxim Integrated Products, Inc. Sr. Nt. 3.45% due 6/14/2013	250,000	256,790
National Semiconductor Corp. Sr. Nt. 6.15% due 6/15/2012	250,000	256,128
Pitney Bowes, Inc. Sr. Nt. 3.875% due 6/15/2013	400,000	413,367

		3,202,757
Transportation Services – 0.3%
ERAC USA Finance LLC 2.25% due 1/10/2014(1)	500,000	497,926

		497,926
Wireless – 0.6%
America Movil SAB de C.V. 3.625% due 3/30/2015	500,000	523,935
Cellco Partnership Sr. Nt. 5.25% due 2/1/2012	400,000	401,379

		925,314
Wirelines – 0.8%
Telecom Italia Capital 5.25% due 11/15/2013	500,000	480,292
Telefonica Emisiones SAU 2.582% due 4/26/2013	700,000	683,058

		1,163,350
Total Corporate Bonds (Cost $56,754,995)		56,689,473

	Principal Amount	Value
Government Agencies – 0.3%
PNC Funding Corp. 2.30% due 6/22/2012(5)	350,000	353,488

Total Government Agencies (Cost $350,285)		353,488

16	The accompanying notes are an integral part of these financial statements.

RS LOW DURATION BOND VIP SERIES

December 31, 2011	Principal Amount	Value
Hybrid ARMS – 0.0%
FNMA 2.44% due 8/1/2046(2)	$25,009	$26,457

Total Hybrid ARMS (Cost $25,225)		26,457

	Principal Amount	Value
Mortgage-Backed Securities – 0.0%
FHLMC 7.00% due 9/1/2038	52,883	60,255

Total Mortgage-Backed Securities (Cost $54,921)		60,255

	Principal Amount	Value
U.S. Agencies – 2.1%
Federal Home Loan Mortgage Corp. 2.00% due 8/25/2016	3,000,000	3,119,598

Total U.S. Agencies (Cost $3,111,313)		3,119,598

	Principal Amount	Value
U.S. Government Securities – 9.1%
U.S. Treasury Notes 0.25% due 12/15/2014	1,500,000	1,495,079
0.875% due 11/30/2016	5,103,000	5,118,549
1.00% due 8/31/2016 -10/31/2016	5,515,000	5,572,448
1.50% due 6/30/2016 -7/31/2016	1,128,000	1,166,256

Total U.S. Government Securities (Cost $13,242,017)		13,352,332

	Principal Amount	Value
Repurchase Agreements – 1.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $1,848,002, due 1/3/2012(6)	1,848,000	1,848,000
Total Repurchase Agreements (Cost $1,848,000)		1,848,000
Total Investments - 99.4% (Cost $145,380,858)		145,422,722
Other Assets, Net - 0.6%		895,511
Total Net Assets - 100.0%		$146,318,233
(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2011, the aggregate market value of these securities amounted to $18,891,657, representing 12.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2011.
(3)	Securities are segregated for anticipated collateral requirements.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)	Classified under Government Agencies as a result of participation in the U.S. Government Troubled Asset Relief Program.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.50%	12/31/2013	$1,889,475

The accompanying notes are an integral part of these financial statements.	17

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$21,972,877	$—	$21,972,877
Collateralized Mortgage Obligations	—	12,913,759	—	12,913,759
Senior Secured Loans	—	3,214,701	—	3,214,701
Commercial Mortgage-Backed Securities	—	31,871,782	—	31,871,782
Corporate Bonds	—	56,689,473	—	56,689,473
Government Agencies	—	353,488	—	353,488
Hybrid ARMS	—	26,457	—	26,457
Mortgage-Backed Securities	—	60,255	—	60,255
U.S. Agencies	—	3,119,598	—	3,119,598
U.S. Government Securities	—	13,352,332	—	13,352,332
Repurchase Agreements	—	1,848,000	—	1,848,000
Total	$—	$145,422,722	$—	$145,422,722

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2011
Assets
Investments, at value	$145,422,722
Cash and cash equivalents	457
Interest receivable	896,348
Receivable for fund shares subscribed	386,693
Receivable for investments sold	750

Total Assets	146,706,970

Liabilities
Payable for investments purchased	194,603
Payable for fund shares redeemed	116,678
Payable to adviser	54,926
Accrued trustees’ fees	1,420
Accrued expenses/other liabilities	21,110

Total Liabilities	388,737

Total Net Assets	$146,318,233

Net Assets Consist of:
Paid-in capital	$146,237,841
Accumulated net realized gain from investments	38,528
Net unrealized appreciation on investments	41,864

Total Net Assets	$146,318,233

Investments, at Cost	$145,380,858

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	14,157,854
Net Asset Value Per Share	$10.33

Statement of Operations For the Year Ended December 31, 2011
Investment Income
Interest	$4,160,881

Total Investment Income	4,160,881

Expenses
Investment advisory fees	571,025
Custodian fees	50,811
Shareholder reports	36,876
Professional fees	32,451
Administrative service fees	16,121
Trustees’ fees	4,943
Other expenses	6,828

Total Expenses	719,055

Less: Custody credits	(11)

Total Expenses, Net	719,044

Net Investment Income	3,441,837

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	92,245
Net change in unrealized appreciation/depreciation on investments	(1,136,567)

Net Loss on Investments	(1,044,322)

Net Increase in Net Assets Resulting from Operations	$2,397,515

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment income	$3,441,837	$2,981,045
Net realized gain from investments	92,245	681,771
Net change in unrealized appreciation/depreciation on investments	(1,136,567)	171,656

Net Increase in Net Assets Resulting from Operations	2,397,515	3,834,472

Distributions to Shareholders
Net investment income	(3,443,871)	(3,010,378)
Net realized gain on investments	(76,318)	(711,405)

Total Distributions	(3,520,189)	(3,721,783)

Capital Share Transactions
Proceeds from sales of shares	58,673,331	52,728,718
Reinvestment of distributions	3,520,189	3,721,783
Cost of shares redeemed	(19,293,766)	(22,294,491)

Net Increase in Net Assets Resulting from Capital Share Transactions	42,899,754	34,156,010

Net Increase in Net Assets	41,777,080	34,268,699

Net Assets
Beginning of year	104,541,153	70,272,454

End of year	$146,318,233	$104,541,153

Other Information:
Shares
Sold	5,592,979	4,978,794
Reinvested	341,103	358,899
Redeemed	(1,836,665)	(2,094,797)

Net Increase	4,097,417	3,242,896

20	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

21

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/11	$10.39	$0.25	$(0.05)	$0.20	$(0.25)	$(0.01)	$(0.26)
Year Ended 12/31/10	10.31	0.32	0.15	0.47	(0.32)	(0.07)	(0.39)
Year Ended 12/31/09	9.94	0.27	0.37	0.64	(0.27)	—	(0.27)
Year Ended 12/31/08	9.91	0.32	0.03	0.35	(0.32)	—	(0.32)
Year Ended 12/31/07	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$10.33	1.91%	$146,318	0.57%	0.57%	2.71%	2.71%	58%
10.39	4.57%	104,541	0.58%	0.58%	3.33%	3.33%	103%
10.31	6.38%	70,272	0.62%	0.62%	3.38%	3.38%	335%
9.94	3.56%	33,679	0.68%	0.68%	3.46%	3.46%	136%
9.91	5.48%	26,935	0.70%	0.79%	4.38%	4.29%	69%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	23

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2011

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

24

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

25

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Fund’s expenses.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010, was as follows:

	Ordinary Income	Long-Term Capital Gains
2011	$3,505,384	$14,805
2010	3,328,463	393,320

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of

26

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
$2,034	$(2,034)

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Ordinary Income
$38,665

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, was $145,380,996. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2011, aggregated $957,456 and $(915,730), respectively, resulting in net unrealized appreciation of $41,726.

Note 4. Investments

a. Investment Purchases and Sales The cost of U.S. government and agency obligations and other investments purchased and the proceeds from U.S. government and agency obligations and other investments sold (excluding short-term investments) for the year ended December 31, 2011, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$62,021,352	$65,288,902
Sales	18,732,028	52,997,197

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these

27

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or could become, illiquid. See note (e) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

e. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. The Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Low Duration Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Low Duration Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS

Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and

RS Investments agreed that an appropriately structured

total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

•

RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253 (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007– July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006– March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	37	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A

35

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

36

2011 Annual Report

All data as of December 31, 2011

RS Variable Products Trust

•	RS High Yield VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS HIGH YIELD VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS High Yield VIP Series

Highlights

•	Despite heightened volatility, the high yield market delivered positive performance in 2011, supported by generally healthy corporate earnings performance and low default rates.

•

RS High Yield VIP Series (the “Fund”) returned positive performance for the year ended December 31, 2011, but underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Index[1] (the “Index”).

•	The Fund invests primarily in high-yield securities, with the aim of providing high current income and with capital appreciation as a secondary objective.

Market Overview

The high yield market as represented by the Index delivered mixed performance in 2011, as sound corporate fundamentals, a low default rate, modest economic growth, and solid mutual fund inflows were partially offset and sometimes overshadowed by ongoing concerns about the European sovereign debt crisis. After delivering strong performance early in the year, the high yield market sold off sharply in the third quarter as concerns over the European debt situation and economic uncertainty curbed investor appetites for risk. Market conditions stabilized somewhat in the fourth quarter, as some positive economic reports and news of a temporary stabilization plan2 for Europe helped calm investor fears. As a result, the high yield market was able to end the year on a positive note. Meanwhile, high yield bond issuance slowed dramatically in the second half of the year after a record $90 billion in new issuance in the first six months of 2011. High yield issuance measured $246 billion for 2011 overall, down from 2010’s record $302 million.3 On a positive note, improving corporate fundamentals helped to keep the high yield default rate low in 2011. The twelve-month par weighted default rate measured 1.76% at year-end, well below the 25-year average of 4.21%.4

Fund Performance Overview

The Fund returned 4.19% for the year ended December 31, 2011, but underperformed the Index, which returned 4.98% for the period1.

We positioned the Fund for moderate spread tightening entering 2011 despite the ongoing sovereign debt concerns in Europe. We believed the high yield sector was attractive on a fundamental basis as well as relative to other asset classes.

The Fund’s relative performance early in the year benefited from two homebuilding credits, Hovnanian Enterprises and Beazer Homes, which we purchased believing they were undervalued despite the continued weak housing market. The bonds rallied in the first quarter, aiding our performance, and we subsequently reduced our investment given our belief that a pickup in housing demand was still at least two years away. Our subsequent underweight in homebuilders, relative to the Index, worked in our favor later in the year. In particular, we avoided exposure to a number of Chinese homebuilder bonds that were included in the Index and which declined in the third quarter.

Relative performance later in the year was aided by our security selection in the technology sector, notably from our investments in Softbrands, Igate Corp, and CDW Corp. We continue to believe that technology is an attractive sector, but we seek to avoid highly cyclical semiconductor and hardware names and focus on less cyclical software and services names.

The Fund’s performance relative to the Index was hurt by our investment in the bonds of the transportation services companies CMA and Navios Maritime. CMA sold off mid-year on concerns over negative worldwide shipping trends, as well as the company’s disappointing earnings performance, European market exposure, and an incident involving the violation of trade sanctions against Iran. We held onto the CMA bonds until they recovered some of their value and then sold off the position before year-end due to our lost confidence in the company’s management.

The healthcare sector suffered a tumultuous year as the federal government announced cutbacks to the reimbursement rate for post-acute healthcare providers. The Fund’s relative performance was hurt by our investments in Apria Healthcare (Apria), Alliance Imaging (Alliance), and Convatec Healthcare. We held onto our position in Apria, as we felt the sell-off was overdone, but exited our position in Alliance as its core medical imaging business suffered from erosion and we saw no prospect for a turnaround.

3

RS HIGH YIELD VIP SERIES

Outlook

As we look ahead, we believe we will see moderate spread contraction in the high yield market and expanded risk tolerance from investors in 2012. We also believe we will see positive corporate earnings performance, balance sheet improvement, and low default risk for high yield issuers. Nonetheless, we believe that events in Europe present a risk for the high yield market that could potentially overwhelm these positive fundamentals. We will continue to seek to avoid any credits with direct European exposure.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS HIGH YIELD VIP SERIES

Characteristics (unaudited)

Total Net Assets: $67,454,611

Bond Quality Allocation[5]

Top Ten Holdings[6]

Holding	Coupon	Maturity Date	% of Total Net Assets
Exopack LLC	6.500%	5/31/2017	1.44%
Chrysler Group LLC	6.000%	5/24/2017	1.39%
E*Trade Financial Corp.	12.500%	11/30/2017	1.37%
Block Communications, Inc.	8.250%	12/15/2015	1.36%
Dolphin Subsidiary II, Inc.	7.250%	10/15/2021	1.23%
ARAMARK Holdings Corp.	8.625%	5/1/2016	1.19%
Michael Foods, Inc.	9.750%	7/15/2018	1.17%
Sabra Health Care L.P.	8.125%	11/1/2018	1.08%
Clear Channel Communication, Inc.	3.946%	1/28/2016	1.05%
NII Capital Corp.	8.875%	12/15/2019	1.03%
			12.31%

1	The Barclays Capital U.S. Corporate High-Yield Index is generally considered to be representative of the investable universe of the U.S.-dominated high-yield debt market. The Barclays Capital U.S. Corporate High Yield Index is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. Statistical data for the index is as of 12/31/2011.
2	Source: European Central Bank. Press release dated December 19, 2011.
3	Source: JP Morgan High Yield Market Monitor, 1/3/2012, pg 8.
4	Source: JP Morgan High Yield Market Monitor, 1/3/2012, pg 17.
5	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

5

RS HIGH YIELD VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS High Yield VIP Series	9/13/99	4.19%	17.85%	5.56%	6.79%	5.48%
Barclays Capital U.S. Corporate High-Yield Index[1]		4.98%	24.12%	7.54%	8.85%	7.15%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS High Yield VIP Series and the Barclays Capital U.S. Corporate High-Yield Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
Based on Actual Return	$1,000.00	$998.00	$3.73	0.74%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.48	$3.77	0.74%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

December 31, 2011	Principal Amount	Value
Corporate Bonds – 87.4%
Aerospace/Defense – 0.5%
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	$325,000	$342,875

		342,875
Automotive – 4.2%
American Axle & Manufacturing, Inc. 7.75% due 11/15/2019	70,000	68,600
7.875% due 3/1/2017	400,000	396,000
Ford Motor Credit Co. LLC Sr. Nt. 8.00% due 12/15/2016	300,000	340,382
8.125% due 1/15/2020	440,000	517,910
General Motors Financial Co., Inc. 6.75% due 6/1/2018(1)	360,000	367,200
Pittsburgh Glass Works LLC Sr. Sec. Nt. 8.50% due 4/15/2016(1)	300,000	288,750
UCI International, Inc. 8.625% due 2/15/2019	470,000	455,900
Visteon Corp. 6.75% due 4/15/2019(1)	370,000	369,075

		2,803,817
Banking – 0.8%
AmSouth Bank Sub. Nt., Ser. AI 5.20% due 4/1/2015	400,000	372,000
Royal Bank of Scotland Group PLC Jr. Sub. Nt. 7.648% due 9/30/2031(2)(3)	200,000	136,250

		508,250
Brokerage – 2.2%
E*Trade Financial Corp. Sr. Nt. 6.75% due 6/1/2016	300,000	291,000
7.875% due 12/1/2015	240,000	241,200
12.50% due 11/30/2017	818,000	924,340

		1,456,540
Building Materials – 0.8%
American Standard Americas Sr. Sec. Nt. 10.75% due 1/15/2016(1)	400,000	238,000
Norcraft Cos. L.P. Sec. Nt. 10.50% due 12/15/2015	350,000	326,375

		564,375
Chemicals – 0.4%
Huntsman International LLC 8.625% due 3/15/2020	250,000	265,000

		265,000
Consumer Cyclical Services – 0.3%
The Geo Group, Inc. 6.625% due 2/15/2021	200,000	201,000

		201,000

December 31, 2011	Principal Amount	Value
Consumer Products – 1.2%
Armored Autogroup, Inc. Sr. Nt. 9.25% due 11/1/2018(1)	$230,000	$177,675
NBTY, Inc. 9.00% due 10/1/2018	600,000	660,000

		837,675
Electric – 6.0%
Calpine Corp. Sr. Sec. Nt. 7.50% due 2/15/2021(1)	200,000	214,000
7.875% due 7/31/2020(1)	400,000	431,000
Dolphin Subsidiary II, Inc. Sr. Nt. 7.25% due 10/15/2021(1)	770,000	831,600
Energy Future Intermediate Holding Co. LLC Sr. Sec. Nt. 10.00% due 12/1/2020	250,000	263,750
GenOn Energy, Inc. Sr. Nt. 7.875% due 6/15/2017	300,000	289,500
Mirant Americas Generation LLC Sr. Nt. 8.50% due 10/1/2021	110,000	102,575
Mirant Mid Atlantic Pass Through Trust Ser. A 8.625% due 6/30/2012	34,922	35,621
North American Energy Alliance LLC Sec. Nt 10.875% due 6/1/2016	490,000	519,400
NRG Energy, Inc. 8.25% due 9/1/2020	150,000	150,750
8.50% due 6/15/2019	600,000	609,000
The AES Corp. Sr. Nt. 7.375% due 7/1/2021(1)	270,000	290,925
8.00% due 6/1/2020	260,000	286,000

		4,024,121
Entertainment – 0.9%
NAI Entertainment Holdings LLC Sr. Sec. Nt. 8.25% due 12/15/2017(1)	300,000	317,250
WMG Acquisition Corp. Sr. Sec. Nt. 9.50% due 6/15/2016	300,000	325,500

		642,750
Food And Beverage – 2.5%
ARAMARK Corp. 3.929% due 2/1/2015(2)	108,000	104,220
ARAMARK Holdings Corp. Sr. Nt. 8.625% due 5/1/2016(1)(4)	780,000	803,400
Michael Foods, Inc. 9.75% due 7/15/2018	750,000	789,375

		1,696,995

8	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

December 31, 2011	Principal Amount	Value
Gaming – 2.6%
Caesar’s Entertainment Operating Co., Inc. 5.625% due 6/1/2015	$400,000	$217,000
MGM Resorts International Sr. Sec. Nt. 9.00% due 3/15/2020	400,000	443,000
Pinnacle Entertainment, Inc. 8.75% due 5/15/2020	350,000	343,000
Scientific Games International, Inc. 9.25% due 6/15/2019	480,000	508,800
Wynn Las Vegas LLC 7.75% due 8/15/2020	200,000	222,000

		1,733,800
Healthcare – 7.1%
AMERIGROUP Corp. 7.50% due 11/15/2019	225,000	231,750
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014	390,000	357,825
ConvaTec Healthcare E S.A. Sr. Nt. 10.50% due 12/15/2018(1)	600,000	535,500
DaVita, Inc. 6.625% due 11/1/2020	400,000	411,000
HCA Holdings, Inc. Sr. Nt. 7.75% due 5/15/2021	380,000	386,650
HCA, Inc. Sr. Nt. 6.375% due 1/15/2015	200,000	203,750
Sr. Sec. Nt. 7.875% due 2/15/2020	200,000	216,000
8.50% due 4/15/2019	260,000	284,700
9.875% due 2/15/2017	143,000	156,227
IMS Health, Inc. Sr. Nt. 12.50% due 3/1/2018(1)	330,000	371,250
INC Research LLC Sr. Nt. 11.50% due 7/15/2019(1)	320,000	286,400
Kinetic Concepts, Inc. 10.50% due 11/1/2018(1)	300,000	294,000
Teleflex, Inc. 6.875% due 6/1/2019	170,000	177,225
Universal Hospital Services, Inc. Sec. Nt. 8.50% due 6/1/2015(4)	300,000	303,000
Vanguard Health Holding Co. II LLC 8.00% due 2/1/2018	570,000	565,725

		4,781,002
Home Construction – 1.0%
Beazer Homes USA, Inc. 9.125% due 5/15/2019	250,000	170,625
Meritage Homes Corp. 7.15% due 4/15/2020	550,000	528,000

		698,625

December 31, 2011	Principal Amount	Value
Independent Energy – 9.4%
Alta Mesa Holdings 9.625% due 10/15/2018	$500,000	$485,000
Bill Barrett Corp. 7.625% due 10/1/2019	400,000	418,000
Chesapeake Energy Corp. 6.625% due 8/15/2020	162,000	173,745
9.50% due 2/15/2015	400,000	458,000
Clayton Williams Energy, Inc. 7.75% due 4/1/2019(1)	320,000	305,600
Concho Resources, Inc. Sr. Nt. 7.00% due 1/15/2021	150,000	161,062
Connacher Oil and Gas Ltd. Sec. Nt. 8.50% due 8/1/2019(1)	360,000	325,800
Continental Resources, Inc. 8.25% due 10/1/2019	230,000	253,000
Eagle Rock Energy Partners L.P. 8.375% due 6/1/2019(1)	180,000	180,000
Energy XXI Gulf Coast, Inc. 9.25% due 12/15/2017	100,000	108,500
EV Energy Partners L.P. 8.00% due 4/15/2019	160,000	162,800
Harvest Operations Corp. 6.875% due 10/1/2017(1)	500,000	517,500
Kodiak Oil & Gas Corp. 8.125% due 12/1/2019(1)	150,000	155,438
Linn Energy LLC 6.50% due 5/15/2019(1)	60,000	59,550
7.75% due 2/1/2021	410,000	426,400
Oasis Petroleum, Inc. 6.50% due 11/1/2021	340,000	337,450
OGX Petroleo e Gas Participacoes S.A. 8.50% due 6/1/2018(1)	420,000	411,600
Plains Exploration & Production Co. 6.625% due 5/1/2021	370,000	388,500
6.75% due 2/1/2022	200,000	209,500
SandRidge Energy, Inc. 7.50% due 3/15/2021	350,000	347,375
Venoco, Inc. 11.50% due 10/1/2017	440,000	444,400

		6,329,220
Insurance - Life – 1.1%
CNO Financial Group, Inc. Sr. Sec. Nt. 9.00% due 1/15/2018(1)	300,000	316,500
Symetra Financial Corp. Jr. Sub. Nt. 8.30% due 10/15/2037(1)(2)	440,000	405,900

		722,400
Media Cable – 1.7%
AMC Networks, Inc. 7.75% due 7/15/2021(1)	280,000	304,500

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

December 31, 2011	Principal Amount	Value
Media Cable (continued)
CCO Holdings LLC 7.375% due 6/1/2020	$130,000	$137,150
7.875% due 4/30/2018	250,000	266,563
CSC Holdings LLC Sr. Nt. 6.75% due 11/15/2021(1)	450,000	473,625

		1,181,838
Media Noncable – 6.2%
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	900,000	916,875
EH Holding Corp. Sr. Sec. Nt. 6.50% due 6/15/2019(1)	240,000	250,200
7.625% due 6/15/2021(1)	500,000	525,000
Entravision Communications Corp. Sr. Sec. Nt. 8.75% due 8/1/2017	140,000	137,200
Inmarsat Finance PLC 7.375% due 12/1/2017(1)	100,000	104,500
Intelsat Jackson Holdings S.A. 7.25% due 4/1/2019(1)	200,000	203,000
7.50% due 4/1/2021(1)	460,000	465,175
11.25% due 6/15/2016	410,000	430,756
Intelsat Luxembourg S.A. 11.50% due 2/4/2017(1)(4)	300,000	289,500
Lamar Media Corp. 6.625% due 8/15/2015	110,000	111,925
Univision Communications, Inc. Sr. Sec. Nt. 7.875% due 11/1/2020(1)	320,000	324,800
Valassis Communications, Inc. 6.625% due 2/1/2021	470,000	437,100

		4,196,031
Metals and Mining – 2.3%
American Rock Salt Co. LLC Sec. Nt. 8.25% due 5/1/2018(1)	380,000	364,800
Arch Coal, Inc. 7.00% due 6/15/2019(1)	250,000	255,000
FMG Resources August 2006 7.00% due 11/1/2015(1)	500,000	505,000
Sr. Nt. 8.25% due 11/1/2019(1)	170,000	172,975
Penn Virginia Resource Partners L.P. 8.25% due 4/15/2018	270,000	271,350

		1,569,125
Natural Gas - Distributors – 0.2%
Inergy L.P. 7.00% due 10/1/2018	150,000	152,250

		152,250
Non Captive Consumer – 0.2%
Springleaf Finance Corp. Sr. Nt. Ser. J 6.90% due 12/15/2017	200,000	144,000

		144,000

December 31, 2011	Principal Amount	Value
Non Captive Diversified – 1.3%
Ally Financial, Inc. 8.00% due 11/1/2031	$300,000	$289,500
International Lease Finance Corp. Sr. Nt. 8.625% due 9/15/2015	250,000	256,250
8.75% due 3/15/2017	320,000	329,600

		875,350
Oil Field Services – 2.3%
Basic Energy Services, Inc. 7.75% due 2/15/2019	340,000	342,550
Chesapeake Oilfield Operating LLC 6.625% due 11/15/2019(1)	330,000	343,200
Oil States International, Inc. 6.50% due 6/1/2019	180,000	184,050
Precision Drilling Corp. 6.50% due 12/15/2021(1)	200,000	204,000
SESI LLC 7.125% due 12/15/2021(1)	200,000	210,000
Stallion Oilfield Holdings Ltd. Sr. Sec. Nt. 10.50% due 2/15/2015	279,000	298,530

		1,582,330
Packaging – 3.3%
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.125% due 4/15/2019(1)	400,000	407,000
9.25% due 5/15/2018(1)	440,000	421,300
Sr. Nt. 9.875% due 8/15/2019(1)	500,000	485,000
Sealed Air Corp. Sr. Nt. 8.125% due 9/15/2019(1)	600,000	657,000
8.375% due 9/15/2021(1)	250,000	276,250

		2,246,550
Paper – 0.9%
Cascades, Inc. 7.75% due 12/15/2017	200,000	198,000
Longview Fibre Paper & Packaging, Inc. Sr. Sec. Nt. 8.00% due 6/1/2016(1)	380,000	380,000

		578,000
Pharmaceuticals – 1.2%
Endo Pharmaceuticals Holdings, Inc. 7.00% due 7/15/2019	270,000	287,550
Grifols, Inc. 8.25% due 2/1/2018	200,000	210,000
Jaguar Holding Co. II 9.50% due 12/1/2019(1)	300,000	315,000

		812,550
Pipelines – 3.4%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	260,000	273,000
Copano Energy LLC 7.125% due 4/1/2021	400,000	404,000

10	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

December 31, 2011	Principal Amount	Value
Pipelines (continued)
MarkWest Energy Partners L.P. 6.50% due 8/15/2021	$400,000	$416,500
Martin Midstream Partners L.P. 8.875% due 4/1/2018	300,000	309,000
Niska Gas Storage US LLC 8.875% due 3/15/2018	440,000	430,100
Regency Energy Partners L.P. 6.50% due 7/15/2021	280,000	291,200
Targa Resources Partners L.P. 6.875% due 2/1/2021(1)	150,000	151,875

		2,275,675
Railroads – 0.4%
RailAmerica, Inc. Sr. Sec. Nt. 9.25% due 7/1/2017	250,000	273,125

		273,125
Refining – 1.7%
Calumet Specialty Products Partners L.P. 9.375% due 5/1/2019(1)	380,000	368,600
Citgo Petroleum Corp. Sr. Sec. Nt. 11.50% due 7/1/2017(1)	525,000	580,125
Northern Tier Energy LLC Sr. Sec. Nt. 10.50% due 12/1/2017(1)	200,000	214,000

		1,162,725
REITs – 1.1%
Sabra Health Care L.P. 8.125% due 11/1/2018	720,000	727,200

		727,200
Retailers – 3.4%
Burlington Coat Factory Warehouse Corp. 10.00% due 2/15/2019	700,000	684,250
Number Merger Sub, Inc. Sr. Nt. 11.00% due 12/15/2019(1)	500,000	505,000
Susser Holdings LLC 8.50% due 5/15/2016	450,000	485,437
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	280,000	290,853
YCC Holdings LLC Sr. Nt. 10.25% due 2/15/2016(4)	340,000	297,500

		2,263,040
Supermarkets – 1.5%
BI-LO LLC Sr. Sec. Nt. 9.25% due 2/15/2019(1)	480,000	494,400
Tops Holding Corp. Sr. Sec. Nt. 10.125% due 10/15/2015	470,000	491,150

		985,550

December 31, 2011	Principal Amount	Value
Technology – 6.2%
Amkor Technology, Inc. Sr. Nt. 6.625% due 6/1/2021	$150,000	$144,375
7.375% due 5/1/2018	180,000	184,050
CDW LLC 8.50% due 4/1/2019	450,000	453,375
12.535% due 10/12/2017	200,000	201,000
DuPont Fabros Technology L.P. 8.50% due 12/15/2017	380,000	406,600
First Data Corp. Sr. Sec. Nt. 8.75% due 1/15/2022(1)(4)	706,000	607,160
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015	380,000	351,500
iGate Corp. 9.00% due 5/1/2016(1)	150,000	154,875
Lawson Software, Inc. Sr. Nt. 11.50% due 7/15/2018(1)	330,000	320,100
Lender Processing Services, Inc. 8.125% due 7/1/2016	400,000	393,000
Sanmina-SCI Corp. 7.00% due 5/15/2019(1)	280,000	273,000
Sitel LLC Sr. Nt. 11.50% due 4/1/2018	330,000	243,375
TransUnion LLC 11.375% due 6/15/2018	400,000	457,000

		4,189,410
Transportation Services – 2.2%
Avis Budget Car Rental LLC 7.75% due 5/15/2016	255,000	256,913
9.625% due 3/15/2018	350,000	362,250
9.75% due 3/15/2020	300,000	308,250
Hertz Corp. 7.50% due 10/15/2018	300,000	313,500
Navios Maritime Holdings, Inc. Sr. Sec. Nt. 8.875% due 11/1/2017	280,000	266,700

		1,507,613
Wireless – 5.5%
Cricket Communications, Inc. 7.75% due 10/15/2020	330,000	288,750
Digicel Ltd. Sr. Nt. 8.25% due 9/1/2017(1)	600,000	603,000
MetroPCS Wireless, Inc. 7.875% due 9/1/2018	500,000	506,875
NII Capital Corp. 7.625% due 4/1/2021	225,000	223,312
8.875% due 12/15/2019	660,000	694,650
10.00% due 8/15/2016	270,000	306,450
Sprint Nextel Corp. 6.00% due 12/1/2016	530,000	439,900
9.00% due 11/15/2018(1)	225,000	236,250

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS HIGH YIELD VIP SERIES

December 31, 2011	Principal Amount	Value
Wireless (continued)
Trilogy International Partners LLC Sr. Sec. Nt. 10.25% due 8/15/2016(1)	$300,000	$274,500
Wind Acquisition Finance S.A. Sr. Sec. Nt. 7.25% due 2/15/2018(1)	160,000	145,600

		3,719,287
Wirelines – 1.4%
Frontier Communications Corp. Sr. Nt. 8.125% due 10/1/2018	460,000	463,450
8.25% due 4/15/2017	220,000	224,950
Windstream Corp. 7.875% due 11/1/2017	240,000	259,800

		948,200
Total Corporate Bonds (Cost $58,774,848)		58,998,294

	Principal Amount	Value
Senior Secured Loans – 5.5%
Automotive – 1.4%
Chrysler Group LLC Term Loan 6.00% due 5/24/2017(2)	995,000	939,529

		939,529
Electric – 0.9%
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.776% due 10/10/2017(2)	1,000,000	631,070

		631,070
Gaming – 0.7%
Harrah’s Prop Co. Senior Note 3.28% due 2/13/2013(2)	600,000	435,750

		435,750
Media Noncable – 1.1%
Clear Channel Communication, Inc. Term Loan B 3.946% due 1/28/2016(2)	964,025	711,373

		711,373
Paper – 1.4%
Exopack LLC Term Loan 6.50% due 5/31/2017(2)	995,000	970,125

		970,125
Total Senior Secured Loans (Cost $4,088,853)		3,687,847

December 31, 2011	Shares	Value
Common Stocks – 0.5%
Banking – 0.5%
Citigroup, Inc.	12,569	$330,691

		330,691
Total Common Stocks (Cost $378,402)		330,691

	Principal Amount	Value
Repurchase Agreements – 5.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.010%, dated 12/30/2011, maturity value of $3,433,004, due 1/3/2012(5)	$3,433,000	3,433,000
Total Repurchase Agreements (Cost $3,433,000)		3,433,000
Total Investments - 98.5% (Cost $66,675,103)		66,449,832
Other Assets, Net - 1.5%		1,004,779
Total Net Assets - 100.0%		$67,454,611

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2011, the aggregate market value of these securities amounted to $22,276,098, representing 33.0% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate security. The rate shown is the rate in effect at December 31, 2011.
(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	0.00%	6/18/2012	$3,503,248

12	The accompanying notes are an integral part of these financial statements.

RS HIGH YIELD VIP SERIES

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$58,998,294	$—	$58,998,294
Senior Secured Loans	—	3,687,847	—	3,687,847
Common Stocks	330,691	—	—	330,691
Repurchase Agreements	—	3,433,000	—	3,433,000
Total	$330,691	$66,119,141	$—	$66,449,832

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statement of Assets and Liabilities As of December 31, 2011
Assets
Investments, at value	$66,449,832
Cash and cash equivalents	898
Interest receivable	1,173,696
Receivable for fund shares subscribed	113,529
Receivable for investments sold	2,500

Total Assets	67,740,455

Liabilities
Payable for fund shares redeemed	234,295
Payable to adviser	33,865
Accrued trustees’ fees	754
Accrued expenses/other liabilities	16,930

Total Liabilities	285,844

Total Net Assets	$67,454,611

Net Assets Consist of:
Paid-in capital	$72,298,194
Accumulated net realized loss from investments	(4,618,312)
Net unrealized depreciation on investments	(225,271)

Total Net Assets	$67,454,611

Investments, at Cost	$66,675,103

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	9,388,228
Net Asset Value Per Share	$7.19

Statement of Operations For the Year Ended December 31, 2011
Investment Income
Interest	$5,920,430
Dividends	377
Withholding taxes on foreign interest	(446)

Total Investment Income	5,920,361

Expenses
Investment advisory fees	446,198
Custodian fees	42,960
Professional fees	23,992
Shareholder reports	23,592
Administrative service fees	9,405
Trustees’ fees	2,900
Other expenses	4,868

Total Expenses	553,915

Less: Custody credits	(20)

Total Expenses, Net	553,895

Net Investment Income	5,366,466

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	2,374,238
Net change in unrealized appreciation/depreciation on investments	(4,537,277)

Net Loss on Investments	(2,163,039)

Net Increase in Net Assets Resulting from Operations	$3,203,427

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment income	$5,366,466	$6,478,378
Net realized gain from investments	2,374,238	2,534,284
Net change in unrealized appreciation/depreciation on investments	(4,537,277)	1,477,084

Net Increase in Net Assets Resulting from Operations	3,203,427	10,489,746

Distributions to Shareholders
Net investment income	(5,392,869)	(6,507,704)

Total Distributions	(5,392,869)	(6,507,704)

Capital Share Transactions
Proceeds from sales of shares	10,062,588	15,929,776
Reinvestment of distributions	5,392,869	6,507,704
Cost of shares redeemed	(24,889,219)	(30,455,660)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(9,433,762)	(8,018,180)

Net Decrease in Net Assets	(11,623,204)	(4,036,138)

Net Assets
Beginning of year	79,077,815	83,113,953

End of year	$67,454,611	$79,077,815

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(2)

Other Information:
Shares
Sold	1,317,521	2,091,583
Reinvested	760,630	874,692
Redeemed	(3,220,861)	(3,974,027)

Net Decrease	(1,142,710)	(1,007,752)

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/11	$7.51	$0.63	$(0.32)	$0.31	$(0.63)	$—	$(0.63)
Year Ended 12/31/10	7.20	0.67	0.31	0.98	(0.67)	—	(0.67)
Year Ended 12/31/09	5.59	0.53	1.60	2.13	(0.52)	—	(0.52)
Year Ended 12/31/08	7.90	0.63	(2.31)	(1.68)	(0.63)	—	(0.63)
Year Ended 12/31/07	8.47	0.67	(0.57)	0.10	(0.67)	—	(0.67)

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$7.19	4.19%	$67,455	0.74%	0.74%	7.22%	7.22%	92%
7.51	13.72%	79,078	0.74%	0.74%	7.85%	7.85%	99%
7.20	38.10%	83,114	0.75%	0.75%	8.39%	8.39%	59%
5.59	(20.83)%	47,250	0.76%	0.77%	8.50%	8.49%	69%
7.90	1.19%	62,424	0.76%	0.80%	7.49%	7.45%	97%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	17

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

December 31, 2011

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS High Yield VIP Series (formerly known as RS High Yield Bond VIP Series) (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a service does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

18

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities.

The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

19

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Fund’s expenses.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.57% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010, was as follows:

Ordinary Income
2011	$5,392,869
2010	6,507,704

20

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income/(Loss)
$(26,405)	$26,405

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized $2,759,789 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2011 were as follows:

Expiring	Amount
2016	$2,003,207
2017	2,229,558

Total	$4,232,765

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital losses of $385,551.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, was $66,675,103. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2011, aggregated $1,727,003 and $(1,952,274), respectively, resulting in net unrealized depreciation of $(225,271).

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $65,578,786 and $74,018,865, respectively, for the year ended December 31, 2011.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

c. Loans Floating rate loans in which the Fund invest are primarily “senior” loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of the

21

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or could become, illiquid. See note (f) regarding below investment grade securities.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

d. Payment In-Kind Securities The Fund may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (except pursuant to an applicable exemption). If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market and the economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. The Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a

22

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD VIP SERIES

particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of: RS High Yield VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS High Yield VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

•

RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	37	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers (continued)
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

31

2011 Annual Report

All data as of December 31, 2011

RS Variable Products Trust

•	RS Money Market VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS MONEY MARKET VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Money Market VIP Series

Highlights

•

The U.S. economy continued to grow at a slow pace in 2011, despite renewed recession fears triggered by weak employment growth, a depressed housing sector, limited access to credit and fiscal tightening at all levels of government.

•

RS Money Market VIP Series (the “Fund”) returned 0.03% for the year ended December 31, 2011, and underperformed its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1] (the “Index”).

•	The Fund seeks a high level of current income consistent with liquidity and preservation of capital by normally investing in money market instruments.

Market Overview

Several factors affected money market performance in 2011. The federal funds rate remained anchored in the range of 0.00% to 0.25% throughout the year, reducing available returns. Proceeds from maturing investments across the entire money market space were also being reinvested at interest rates that were among the lowest ever offered. Many commercial paper issuers and programs also reduced or halted issuance, as commercial paper outstanding continued to decline in 2011 from the peak issuance period in 2007.2

Money market participants also faced several other challenges in 2011, including weak U.S. economic data, concerns over the impact of the European sovereign debt crisis on the global economic outlook and a lack of political consensus on addressing U.S. federal debt. Against this backdrop, liquidity and funding in money market funds deteriorated as many money managers increased cash positions and shunned some commercial paper issues deemed as less creditworthy.

In August, the Federal Open Market Committee (FOMC) warned of continued deterioration in overall labor market conditions and weakening household spending. FOMC stated its intention to maintain the 0.00% to 0.25% target rate for the federal funds rate through mid-2013. FOMC also announced a new initiative, named “Operation Twist,” which was designed to reduce long-term Treasury interest rates as the Federal Reserve (the

“Fed”) planned to purchase long-term Treasury securities and sell shorter-maturity Treasuries. FOMC also announced plans to reinvest principal payments from its holdings of agency debt and agency mortgage-backed securities (MBS) in longer-term Treasury securities. While U.S. economic data improved modestly near year-end, FOMC confirmed it would continue with these programs for the near-term.3

Meanwhile, sovereign debt concerns in Europe weighed on confidence in the wider European banking system, and created uncertainty for many money market funds with exposure to European bank commercial paper and certificates of deposit. As Eurozone leaders considered their options, a number of institutions, including the Fed and the European Central Bank, announced plans to provide liquidity support to the global financial system.4 While Eurozone countries finally agreed on a stabilization plan near year-end5, reaction to the plan was mixed and the threat of a recession in Europe or a fracture of the Eurozone continued to weigh on the markets.

Portfolio Review

The Fund returned 0.03% for the year ended December 31, 2011, compared to a 0.11% return by the Index1.

The Fund holds the majority of its exposure in high grade Tier 1 commercial paper of either financial or industrial issuers. The Fund was overweight in high quality industrial names and recently began to add high quality insurance/finance names. We also maintained the Fund’s exposure to high grade taxable municipal paper and to floating rate taxable municipal bonds, due to our belief that high quality issuers are offering attractive rates. In the final quarter of 2011, the Fund increased its exposure to U.S. Treasury bills and U.S. agency repurchase agreements. We also continued to avoid exposure to asset-based commercial paper and Tier 2 commercial paper.

As of December 31, 2011, the effective 7-day annualized yield6 for the Fund was 0.92%. The Fund’s seven-day yield reflects distributions of prior year undistributed net income. In contrast, the effective 7-day annualized yield of Tier One money market funds, as measured by iMoneyNet, Inc. was 0.01%7; iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) is a research firm that tracks money market funds.

3

RS MONEY MARKET VIP SERIES

Outlook

Given our outlook for improving but still moderate economic growth, we expect the federal funds rate to remain in the current range of near zero through at least the first half of 2012. Nonetheless, we expect to focus on issuers that we believe can survive even in a less certain economic environment. Research remains the cornerstone of our investment process, as we strive to understand evolving economic conditions, along with the fundamentals of each credit in which we invest.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

4

RS MONEY MARKET VIP SERIES

Characteristics (unaudited)

Total Net Assets: $165,167,903

Portfolio Statistics		Sector Allocation
Average Maturity (days)	43
Current 7-Day Yield[6]
With expense limitation and yield maintenance	0.91%
Without expense limitation and yield maintenance	0.50%
Effective 7-Day Yield[6]
With expense limitation and yield maintenance	0.92%
Without expense limitation and yield maintenance	0.50%

Annualized historical yields for the 7-day period ended December 31, 2011. Yields reflect distributions of prior year undistributed net income. Without the effect of the distributions, the current 7-day yields with and without expense limitation and yield maintenance would be 0.01% and -0.40%, respectively. Without the effect of the distributions, the effective 7-day yields with and without expense limitation and yield maintenance would be 0.01% and -0.41%, respectively. Effective yield assumes reinvested income. Yields will vary.

Top Ten Holdings[8]

Holding	Discount/ Coupon	Maturity Date	% of Total Net Assets
Connecticut St. Housing Fin. Auth.	0.550%	1/5/2012	3.90%
Novartis Finance Corp.	0.010%	1/4/2012	3.03%
Nestle Finance International Ltd.	0.010%	1/4/2012	3.03%
The Travelers Companies, Inc.	0.040%	1/4/2012	3.03%
Colgate Palmolive Co.	0.010%	1/17/2012	3.03%
Metlife Funding, Inc.	0.090%	1/10/2012	3.03%
Roche Holdings, Inc.	0.050%	1/18/2012	3.03%
John Deere Credit Ltd.	0.090%	1/11/2012	3.03%
U.S. Treasury Bills	0.025%	2/16/2012	3.03%
The Coca-Cola Co.	0.110%	1/12/2012	3.03%
Total			31.17%

1	The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is generally considered to be representative of the average yield of three-month Treasury Bills. The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is not available for direct investment. There are no expenses associated with the index while there are expenses associated with the Fund. Statistical data for the index is as of 12/31/2011.
2	Source: J.P. Morgan, US Fixed Income Strategy, Short-Term Fixed Income Weekly Analytics Package, 1/1/2012.
3	Source: Federal Open Market Committee Meetings, August 9, 2011 and December 13, 2011. www.federalreserve.gov.
4	Source: Federal Open Market Committee Meeting, November 30, 2011. www.federalreserve.gov.
5	Source: European Central Bank. Press release dated December 19, 2011.
6	Annualized historical yields for the 7-day period ended December 31, 2011. Yields reflect distributions of prior year undistributed net income. Without the effect of the distributions, the current 7-day yields with and without expense limitation and yield maintenance would be 0.01% and -0.40%, respectively. Without the effect of the distributions, the effective 7-day yields with and without expense limitation and yield maintenance would be 0.01% and -0.41%, respectively. Effective yield assumes reinvested income. Yields will vary. Pursuant to a written agreement in effect through April 30, 2012, expense limitations have been imposed by the Adviser. In addition, Guardian Investor Services LLC (GIS), the Fund’s subadviser, voluntarily reimbursed expenses to maintain a minimum yield threshold for RS Money Market VIP Series. There is no guarantee that the reimbursement will be in effect for subsequent periods. See page 16 for further information.
7	Source: iMoneyNet report as of December 31, 2011.
8	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

5

RS MONEY MARKET VIP SERIES

Performance Update (unaudited)

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Money Market VIP Series	12/29/81	0.03%	0.04%	1.36%	1.67%	4.78%
Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1]		0.11%	0.16%	1.55%	1.99%	4.97%

Please refer to page 5 for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market VIP Series than the total return quotations.

Since inception performance for the index is measured from 11/30/1981, the month end prior to the Fund’s commencement of operations.

Performance quoted represents past performance and does not guarantee or predict future results. The Fund is the successor to The Guardian Cash Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Gross fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
Based on Actual Return	$1,000.00	$1,000.30	$0.45	0.09%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,024.75	$0.46	0.09%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS MONEY MARKET VIP SERIES

December 31, 2011	Principal Amount	Value
Commercial Paper – 64.2%
Agricultural – 3.0%
Cargill Global Funding 0.03% due 1/25/2012(1)	$3,000,000	$2,999,940
0.04% due 1/13/2012(1)	2,000,000	1,999,973

		4,999,913
Conglomerates – 3.0%
General Electric Capital Corp. 0.16% due 1/9/2012	5,000,000	4,999,822

		4,999,822
Consumer Non Cyclical Services – 3.1%
Colgate Palmolive Co. 0.01% due 1/17/2012(1)	5,000,000	4,999,978

		4,999,978
Education Revenue – 4.9%
Duke University 0.22% due 2/9/2012	2,500,000	2,499,404
President and Fellows of Harvard College 0.12% due 2/6/2012	3,004,000	3,003,640
Yale University 0.12% due 1/18/2012	2,500,000	2,499,858

		8,002,902
Finance Companies – 3.0%
Metlife Funding, Inc. 0.09% due 1/10/2012	5,000,000	4,999,888

		4,999,888
Financial - Banks – 3.0%
John Deere Credit Ltd. 0.09% due 1/11/2012(1)	5,000,000	4,999,875

		4,999,875
Food and Beverage – 9.1%
Nestle Finance International Ltd. 0.01% due 1/4/2012	5,000,000	4,999,996
The Coca-Cola Co. 0.11% due 1/12/2012(1)	5,000,000	4,999,832
Unilever Capital Corp. 0.07% due 2/3/2012(1)	5,000,000	4,999,679

		14,999,507
Insurance - Life – 9.1%
Massachusetts Mutual Life Insurance Co. 0.11% due 1/18/2012(1)	5,000,000	4,999,740
Prudential PLC 0.70% due 3/16/2012(1)	5,000,000	4,992,708
The Travelers Companies, Inc. 0.04% due 1/4/2012(1)	5,000,000	4,999,984

		14,992,432
Machinery – 1.2%
John Deere Bank S.A. 0.05% due 1/12/2012(1)	2,000,000	1,999,969

		1,999,969

December 31, 2011	Principal Amount	Value
Oil & Gas Services – 3.0%
Schlumberger Ltd. 0.09% due 1/24/2012(1)	$5,000,000	$4,999,713

		4,999,713
Personal Products – 1.8%
L’Oreal U.S.A., Inc. 0.04% due 1/24/2012(1)	3,000,000	2,999,923

		2,999,923
Pharmaceuticals – 12.1%
Medtronic, Inc. 0.10% due 4/12/2012(1)	2,500,000	2,499,291
0.11% due 1/12/2012(1)	2,500,000	2,499,916
Novartis Finance Corp. 0.01% due 1/4/2012(1)	5,000,000	4,999,996
Roche Holdings, Inc. 0.05% due 1/18/2012(1)	5,000,000	4,999,882
Sanofi-Aventis 0.08% due 2/15/2012(1)	5,000,000	4,999,500

		19,998,585
Refining – 1.8%
Motiva Enterprises LLC 0.10% due 1/4/2012	3,000,000	2,999,975

		2,999,975
Tobacco – 3.0%
Philip Morris International, Inc. 0.07% due 1/23/2012(1)	5,000,000	4,999,786

		4,999,786
Transportation – 3.1%
NetJets, Inc. 0.05% due 1/23/2012(1)	2,000,000	1,999,939
0.08% due 1/3/2012(1)	3,000,000	2,999,987

		4,999,926
Total Commercial Paper (Cost $105,992,194)		105,992,194

	Principal Amount	Value
Municipal Securities – 6.3%
Connecticut – 3.9%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.55% due 1/5/2012(2)(3)	6,445,000	6,445,000

		6,445,000
District of Columbia – 0.6%
District of Columbia Univ. Rev. Ref-Georgetown Univ. Ser. C 0.04% due 1/5/2012(2)(4)	1,000,000	1,000,000

		1,000,000

8	The accompanying notes are an integral part of these financial statements.

RS MONEY MARKET VIP SERIES

December 31, 2011	Principal Amount	Value
Iowa – 1.8%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.20% due 1/5/2012(2)(5)	$3,030,000	$3,030,000

		3,030,000
Total Municipal Securities (Cost $10,475,000)		10,475,000

	Principal Amount	Value
U.S. Government Securities – 19.7%
U.S. Treasury Bills
0.01% due 1/12/2012	2,500,000	2,499,992
0.025% due 2/16/2012	5,000,000	4,999,840
0.035% due 5/3/2012	2,500,000	2,499,701
0.047% due 5/3/2012	2,500,000	2,499,597
0.051% due 6/28/2012 -8/23/2012	5,000,000	4,998,534
0.055% due 9/20/2012	2,500,000	2,498,996
0.057% due 3/8/2012 - 7/26/2012	7,500,000	7,498,651
0.058% due 6/28/2012	2,500,000	2,499,285
0.07% due 10/18/2012	2,500,000	2,498,585
Total U.S. Government Securities (Cost $32,493,181)		32,493,181

December 31, 2011	Principal Amount	Value
Repurchase Agreements – 10.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $17,878,020, due 1/3/2012(6)	$17,878,000	$17,878,000
Total Repurchase Agreements (Cost $17,878,000)		17,878,000
Total Investments - 101.0% (Cost $166,838,375)		166,838,375
Other Liabilities, Net - (1.0)%		(1,670,472)
Total Net Assets - 100.0%		$165,167,903

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At December 31, 2011, the aggregate market value of these securities amounted to $79,989,611, representing 48.4% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at December 31, 2011.
(3)	Issue supported by a standby purchase agreement with Helaba Landesbank Hessen-Thuringen.
(4)	Issue supported by a letter of credit with TD Bank N.A.
(5)	Issue supported by a standby purchase agreement with Federal Home Loan Bank.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	1.75%	5/31/2016	$18,237,549

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$105,992,194	$—	$105,992,194
Municipal Securities	—	10,475,000	—	10,475,000
U.S. Government Securities	—	32,493,181	—	32,493,181
Repurchase Agreements	—	17,878,000	—	17,878,000
Total	$—	$166,838,375	$—	$166,838,375

The Fund’s end of the month schedule of investments is available at www.guardianinvestor.com on the fifth business day following the end of each month. Also available on the website is a link to the Securities Exchange Commission’s website to view the Fund’s monthly Form N-MFP filings which are posted by the sixtieth day after the end of each month.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statement of Assets and Liabilities As of December 31, 2011
Assets
Investments, at value	$148,960,375
Repurchase agreements	17,878,000
Cash and cash equivalents	730
Receivable for fund shares subscribed	199,126
Due from distributor	57,689
Interest receivable	4,880

Total Assets	167,100,800

Liabilities
Payable for fund shares redeemed	1,852,742
Payable to adviser	62,421
Accrued trustees’ fees	1,881
Accrued expenses/other liabilities	15,853

Total Liabilities	1,932,897

Total Net Assets	$165,167,903

Net Assets Consist of:
Paid-in capital	$165,194,216
Accumulated undistributed net investment income	1,135
Accumulated net realized loss from investments	(27,448)

Total Net Assets	$165,167,903

Investments, at Cost	$166,838,375

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	165,204,844
Net Asset Value Per Share	$1.00

Statement of Operations For the Year Ended December 31, 2011
Investment Income
Interest	$232,399

Total Investment Income	232,399

Expenses
Investment advisory fees	729,084
Shareholder reports	31,204
Custodian fees	29,170
Professional fees	28,508
Administrative service fees	20,585
Trustees’ fees	6,229
Other expenses	9,548

Total Expenses	854,328

Less: Expense reimbursement by distributor	(643,401)
Less: Custody credits	(6)

Total Expenses, Net	210,921

Net Investment Income and Net Increase in Net Assets Resulting from Operations	$21,478

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment income	$21,478	$42,499
Net realized loss from investments	—	(500)

Net Increase in Net Assets Resulting from Operations	21,478	41,999

Distributions to Shareholders
Net investment income	(50,952)	(41,976)

Total Distributions	(50,952)	(41,976)

Capital Share Transactions
Proceeds from sales of shares	92,623,193	51,857,209
Reinvestment of distributions	50,955	41,979
Cost of shares redeemed	(93,276,098)	(100,575,018)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(601,950)	(48,675,830)

Net Decrease in Net Assets	(631,424)	(48,675,807)

Net Assets
Beginning of year	165,799,327	214,475,134

End of year	$165,167,903	$165,799,327

Accumulated Undistributed Net Investment Income Included in Net Assets	$1,135	$29,474

Other Information:
Shares
Sold	92,623,193	51,857,209
Reinvested	50,955	41,979
Redeemed	(93,276,098)	(100,575,018)

Net Decrease	(601,950)	(48,675,830)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)		Total Operations		Distributions From Net Investment Income		Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/11	$1.00	$—	[4]	$—		$—	[4]	$—	[4]	$—	$—	[4]
Year Ended 12/31/10	1.00	—	[4]	—	[4]	—	[4]	—	[4]	—	—	[4]
Year Ended 12/31/09	1.00	—	[4]	—		—	[4]	—	[4]	—	—	[4]
Year Ended 12/31/08[3]	1.00	0.02		—		0.02		(0.02)		—	(0.02)
Year Ended 12/31/07[3]	1.00	0.05		—		0.05		(0.05)		—	(0.05)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Net Asset Value, End of Period	Total Return[1]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets
$1.00	0.03%		$165,168	0.13%	[6]	0.53%	0.01%	[6]	(0.39)%
1.00	0.02%		165,799	0.20%	[6]	0.52%	0.02%	[6]	(0.30)%
1.00	0.06%		214,475	0.38%	[6]	0.54%	0.06%	[6]	(0.10)%
1.00	2.03%	[5]	289,173	0.51%		0.52%	2.00%		1.99%
1.00	4.71%		243,759	0.58%		0.58%	4.61%		4.61%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

[3]	On December 23, 2008, Class I shares split on a 10-for-1 basis. The net assets values and other per-share information have been restated to reflect the stock split.

[4]	Rounds to $0.00 per share.

[5]	Without the effect of the voluntary contribution by the distributor, total return would have been 1.98%.

[6]	Includes additional subsidies to maintain a minimum yield threshold (see Note 2a).

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

December 31, 2011

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Money Market VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Repurchase agreements are carried at cost, which approximates market value. The Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the 1940 Act.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic

820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were

14

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Fund’s expenses.

g. Distributions to Shareholders Distributions of net investment income, which includes any net realized capital gains or losses, are typically declared and

15

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

accrued daily and paid monthly. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the oversight of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2012, an expense limitation has been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 0.54% of the average daily net assets of the Fund. To satisfy the expense limitations, certain affiliates of RS Investments, including GIS, may waive expenses that would otherwise be charged to the Fund or may reimburse expenses incurred by the Fund.

In addition, GIS voluntarily reimbursed expenses to maintain a minimum yield threshold for the Fund during the year ended December 31, 2011. There is no guarantee that the reimbursement will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

RS Investments has an Expense Reimbursement Agreement in place with GIS with respect to certain funds of the Trust to which GIS serves as sub-adviser. The Expense Reimbursement Agreement provides that GIS will reimburse RS Investments for certain operating expenses and may make additional payments to mitigate losses incurred by RS Investments.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2011 and December 31, 2010, was as follows:

Ordinary Income
2011	$50,952
2010	41,976

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(9,044)	$1,135	$7,909

16

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Ordinary Income
$1,135

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2011 were as follows:

Expiring	Amount
2012	$3,238
2015	3,788
2016	18,099
2017	1,824
2018	500

Total	$27,449

Capital loss carryovers of $7,909 expired in the year ended December 31, 2011.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, was $166,838,375 and net unrealized appreciation/(depreciation) was $0.

Note 4. Investments

a. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no material events have occurred that require disclosure.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7. New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

17

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Money Market VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Money Market VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees. In his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

methodology and resulting allocations were reasonable. The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

•

RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253 (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	37	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

26

2011 Annual Report

All data as of December 31, 2011

RS Variable Products Trust

•	RS Global Natural Resources VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS GLOBAL NATURAL RESOURCES VIP SERIES

The Statement of Additional Information provides further information about the investment teams, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Global Natural Resources VIP Series

Highlights

•

Natural resources stocks, as defined by the S&P North American Natural Resources Sector IndexTM[1] , declined in a year when global economic uncertainty weighed on commodity and natural resources equity prices.

•

RS Global Natural Resources VIP Series delivered negative absolute performance for the year, and slightly underperformed the benchmark S&P North American Natural Resources Sector IndexTM but outperformed the benchmark MSCI World Commodity Producers Index[2]. The Fund underperformed the benchmark S&P 500® Index[3].

•	RS Global Natural Resources VIP Series seeks long-term capital appreciation by focusing on what we believe to be low-cost producing companies with “advantaged assets.”

Market Overview

Commodity prices and natural resource equities were mixed during the year, with meaningful disconnects between the performance of commodities and that of the related equities. For instance, while oil prices increased during the year due to tight inventories and rising concern around geopolitical tensions, many oil stocks declined. The story in gold was similar, with bullion (precious metal coins) posting another positive year but many gold stocks declining. In natural gas, the opposite was true, as the commodity continues to be under pressure from excess supply, while stocks benefitted from large scale acquisitions and joint ventures, as well as improving economics in areas such as the Marcellus shale.

Fund Performance Overview

RS Global Natural Resources VIP Series returned -7.46% for the year ended December 31, 2011, slightly underperforming a -7.35% return by the benchmark S&P North American Natural Resources Sector IndexTM, but outperforming a -8.60% return generated by the MSCI World Commodity Producers Index. The Fund underperformed the S&P 500® Index return of 2.11%.

The Fund’s performance relative to the S&P North American Natural Resources IndexTM was hindered in part by stock selection in the energy sector, where the Fund remained underweight. Detractors included Talisman Energy Inc., a diversified upstream oil and gas company that operates in North America, the North Sea, and Southeast Asia. In July, the company announced that its production failed to keep pace with expectations during the first half of 2011.

Fears of slowing global economic growth also weighed on shares of several other commodities-related stocks. These included Taseko Mines Ltd., a Canadian copper mining company, and Peabody Energy Corp., a global thermal and metallurgical coal mining company. Despite the recent divergence between fundamentals and share price performance for many commodities-related companies, we seek to identify what we view as low-cost producers of advantaged assets. These are companies that, in our view, are well-positioned to generate attractive long-term returns irrespective of changes in commodity prices. We also seek to diversify our holdings across a broad array of commodities.

Relative performance was aided by several energy-related holdings, including independent oil and gas companies Range Resources Corp. and Tullow Oil PLC. Range Resources is engaged in oil and natural gas exploration and development, mainly in Appalachia and the Southwest, and benefits from an extensive multi-year inventory of potential drilling locations. Tullow Oil is a diversified oil and natural gas exploration company with operations in Africa, Europe, South Asia, and South America.

Investors’ renewed risk aversion, especially in the second half of the year, worked in favor of our single utility investment. Calpine Corp. is a California-based, independent wholesale power company that we believe benefits from an advantaged market position. It proved another strong contributor to the Fund’s relative performance in 2011.

Outlook

The longer-term outlook for natural resources remains positive, in our view. Supply costs for many commodities have been rising for geological reasons, excess capacity has remained relatively low, the longer-term demand trends from emerging market countries have been favorable, and the risk of inflation in basic commodities has continued to rise. Our goal is to continue to provide our shareholders with exposure to what we view as the most advantaged natural resource companies across the commodities spectrum when we believe valuations are attractive.

3

RS GLOBAL NATURAL RESOURCES VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011.

4

RS GLOBAL NATURAL RESOURCES VIP SERIES

Characteristics (unaudited)

Total Net Assets: $15,578,619

Sector Allocation vs. Index[4]

Top Ten Holdings[5]

Holding	% of Total Net Assets
Denbury Resources, Inc.	5.05%
Martin Marietta Materials, Inc.	4.90%
Southwestern Energy Co.	4.83%
Occidental Petroleum Corp.	4.75%
Antofagasta PLC	4.54%
Compass Minerals International, Inc.	4.53%
Tullow Oil PLC	4.46%
Calpine Corp.	4.32%
Oil Search Ltd.	4.25%
Goldcorp, Inc.	4.21%
Total	45.84%

1

The S&P North American Natural Resources Sector IndexTM is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2

The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market capitalization-weighted index comprised of commodity producer companies based on the Global Industry Classification Standard (GICS®). Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
5	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS GLOBAL NATURAL RESOURCES VIP SERIES

Performance Update (unaudited)

Average Annual Returns

	Inception Date	1 Year	3 Year	Since Inception
RS Global Natural Resources VIP Series	7/31/07	-7.46%	20.92%	1.22%
S&P North American Natural Resources Sector IndexTM 1		-7.35%	16.44%	0.45%
MSCI World Commodity Producers Index[2]		-8.60%	12.35%	-1.00%
S&P 500® Index[3]		2.11%	14.11%	-1.09%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/31/07 in RS Global Natural Resources VIP Series, the S&P North American Natural Resources Sector Index, the MSCI World Commodity Producers Index, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high doubledigit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
Based on Actual Return	$1,000.00	$885.10	$6.18	1.30%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%

*	Expenses are equal to the Fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS – RS GLOBAL NATURAL RESOURCES VIP SERIES

December 31, 2011	Foreign Currency	Shares	Value
Common Stocks – 97.4%
Building Materials – 4.9%
Martin Marietta Materials, Inc.		10,128	$763,752

			763,752
Chemicals: Diversified – 4.6%
Eastman Chemical Co.		3,967	154,951
FMC Corp.		6,625	570,015

			724,966
Chemicals: Specialty – 2.4%
Praxair, Inc.		3,478	371,798

			371,798
Coal – 3.1%
Peabody Energy Corp.		14,390	476,453

			476,453
Copper – 7.0%
Antofagasta PLC	GBP	37,483	707,265
Taseko Mines Ltd.(1)		137,880	376,412

			1,083,677
Gas Pipeline – 3.0%
EQT Corp.		8,535	467,633

			467,633
Insurance: Multi-Line – 1.2%
PICO Holdings, Inc.(1)		9,062	186,496

			186,496
Metals & Minerals: Diversified – 11.1%
BHP Billiton Ltd., ADR		6,810	480,990
Compass Minerals International, Inc.		10,247	705,506
Iluka Resources Ltd.	AUD	14,871	235,756
Vale S.A., ADR		14,690	315,101

			1,737,353
Oil: Crude Producers – 46.2%
ARC Resources Ltd.	CAD	21,073	519,197
Concho Resources, Inc.(1)		5,150	482,813
Denbury Resources, Inc.(1)		52,094	786,619
Laredo Petroleum Holdings, Inc.(1)		5,708	127,288
Occidental Petroleum Corp.		7,892	739,480
Oil Search Ltd.	AUD	103,554	661,969
Peyto Exploration & Development Corp.	CAD	21,163	506,666
QEP Resources, Inc.		13,139	384,973
Range Resources Corp.		10,406	644,548
Salamander Energy PLC(1)	GBP	81,912	256,836
Southwestern Energy Co.(1)		23,548	752,123
Talisman Energy, Inc.		50,251	640,700

December 31, 2011	Foreign Currency	Shares	Value
Oil: Crude Producers (continued)
Tullow Oil PLC	GBP	31,902	$694,604

			7,197,816
Precious Metals & Minerals – 9.6%
Barrick Gold Corp.		6,550	296,388
Goldcorp, Inc.		14,833	656,360
New Gold, Inc.(1)		54,024	544,562

			1,497,310
Utilities: Miscellaneous – 4.3%
Calpine Corp.(1)		41,167	672,257

			672,257
Total Common Stocks (Cost $13,369,703)			15,179,511

		Principal Amount	Value
Repurchase Agreements – 2.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $429,000, due 1/3/2012(2)		$429,000	429,000
Total Repurchase Agreements (Cost $429,000)			429,000
Total Investments - 100.2% (Cost $13,798,703)			15,608,511
Other Liabilities, Net - (0.2)%			(29,892)
Total Net Assets - 100.0%			$15,578,619

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	0.50%	10/15/2014	$441,650

Legend:

Foreign-Denominated Security

AUD — Australian Dollar

CAD — Canadian Dollar

GBP — Great British Pound

ADR — American Depositary Receipt.

8	The accompanying notes are an integral part of these financial statements.

RS GLOBAL NATURAL RESOURCES VIP SERIES

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$15,179,511	$—	$—	$15,179,511
Repurchase Agreements	—	429,000	—	429,000
Total	$15,179,511	$429,000	$—	$15,608,511

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Statement of Assets and Liabilities As of December 31, 2011
Assets
Investments, at value	$15,608,511
Cash and cash equivalents	51
Foreign currency, at value	1,196
Dividends receivable	8,474
Receivable for fund shares subscribed	2,946

Total Assets	15,621,178

Liabilities
Payable for investments purchased	18,422
Payable to adviser	9,761
Payable for fund shares redeemed	1,276
Payable to distributor	1,071
Accrued trustees’ fees	174
Accrued expenses/other liabilities	11,855

Total Liabilities	42,559

Total Net Assets	$15,578,619

Net Assets Consist of:
Paid-in capital	$17,437,274
Accumulated net investment loss	(17,708)
Accumulated net realized loss from investments and foreign currency transactions	(3,650,759)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	1,809,812

Total Net Assets	$15,578,619

Investments, at Cost	$13,798,703

Foreign Currency, at Cost	$1,172

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	1,477,081
Net Asset Value Per Share	$10.55

Statement of Operations For the Year Ended December 31, 2011
Investment Income
Dividends	$205,624
Interest	145
Withholding taxes on foreign dividends	(10,964)

Total Investment Income	194,805

Expenses
Investment advisory fees	181,402
Distribution fees	45,350
Professional fees	18,108
Custodian fees	17,186
Shareholder reports	7,832
Administrative service fees	2,332
Trustees’ fees	736
Other expenses	1,221

Total Expenses	274,167

Less: Fee waiver by adviser	(38,347)

Total Expenses, Net	235,820

Net Investment Loss	(41,015)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	1,238,804
Net realized loss from foreign currency transactions	(1,832)
Net change in unrealized appreciation/depreciation on investments	(2,697,391)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(45)

Net Loss on Investments and Foreign Currency Transactions	(1,460,464)

Net Decrease in Net Assets Resulting from Operations	$(1,501,479)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment loss	$(41,015)	$(37,727)
Net realized gain from investments and foreign currency transactions	1,236,972	657,135
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(2,697,436)	2,878,539

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,501,479)	3,497,947

Capital Share Transactions
Proceeds from sales of shares	10,120,646	6,633,793
Cost of shares redeemed	(10,204,059)	(6,506,015)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(83,413)	127,778

Net Increase/(Decrease) in Net Assets	(1,584,892)	3,625,725

Net Assets
Beginning of year	17,163,511	13,537,786

End of year	$15,578,619	$17,163,511

Accumulated Net Investment Loss Included in Net Assets	$(17,708)	$(18,365)

Other Information:
Shares
Sold	864,300	680,682
Redeemed	(892,591)	(681,487)

Net Decrease	(28,291)	(805)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since the Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/11	$11.40	$(0.03)	$(0.82)	$(0.85)	$—	$—	$—
Year Ended 12/31/10	8.99	(0.03)	2.44	2.41	—	—	—
Year Ended 12/31/09	5.97	0.01	3.01	3.02	—	—	—
Year Ended 12/31/08	10.75	0.01	(4.79)	(4.78)	—	—	—
Period From 7/31/07[3] to 12/31/07[4]	10.00	(0.08)	0.83	0.75	—	—	—

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Ioss to Average Net Assets	Portfolio Turnover Rate
$10.55	(7.46)%	$15,579	1.30%	1.51%	(0.23)%	(0.44)%	48%
11.40	26.81%	17,164	1.30%	1.63%	(0.26)%	(0.59)%	55%
8.99	50.59%	13,538	1.30%	1.68%	0.03%	(0.35)%	58%
5.97	(44.47)%	8,669	1.76%	2.14%	(0.26)%	(0.64)%	57%

10.75	7.50%	3,138	3.78%	3.78%	(1.51)%	(1.51)%	7%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

[3]	Commencement of operations.

[4]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

December 31, 2011

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Global Natural Resources VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly

14

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

(including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year

15

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

ended December 31, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%.

Pursuant to a written agreement in effect through April 30, 2012, an expense limitation has been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 1.30% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder

16

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid to shareholders during the years ended December 31, 2011 and December 31, 2010.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(45,159)	$41,672	$3,487

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized $1,110,629 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2011 were as follows:

Expiring	Amount
2016	$139,063
2017	3,092,554

Total	$3,231,617

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net capital and currency losses of $1,511.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, was $14,217,263. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2011, aggregated $2,230,135 and $(838,887), respectively, resulting in net unrealized appreciation of $1,391,248.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $10,221,645 and $8,143,882, respectively, for the year ended December 31, 2011.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors

17

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. The Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Fund did not borrow from the facility.

Note 6. Review for Subsequent Events

At a meeting held on February 15, 2012, the Board of Trustees of the Trust has approved a proposal to liquidate the Fund. The proposed liquidation is subject to approval by the Fund’s shareholders at a meeting of shareholders expected to be held on or about April 13, 2012. If approved, the liquidation is planned for late April

2012. Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no other events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Global Natural Resources VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Global Natural Resources VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

•	RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253 (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairperson of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	37	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+	Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

26

2011 Annual Report

All data as of December 31, 2011

RS Variable Products Trust

•	RS Value VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS VALUE VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Value VIP Series

Highlights

•

U.S. equity markets as defined by the S&P 500® Index[1] delivered modest positive performance in 2011 despite uncertainty over U.S. economic prospects and concerns over a sovereign debt crisis in Europe.

•

RS Value VIP Series declined during a volatile period for the broader equity market and also underperformed the benchmark Russell Midcap® Value Index[2]. Stock selection in the energy, financial services, and healthcare sectors held back relative performance. On a positive note, stock selection in the materials and processing and producer durables sectors aided relative performance.

•	RS Value VIP Series seeks long-term capital appreciation by identifying mid-cap companies with improving returns on invested capital.

Market Overview

Equity markets were volatile in 2011 as economic uncertainty and a deepening debt crisis in Europe dampened investor appetites for risk. The broad U.S. equity market, as defined by the S&P 500® Index, started out the year on a positive note, aided by healthy corporate profits. Uncertainty in the European Union, the unsettled status of the U.S. debt ceiling, the earthquake in Japan, and a spike in oil prices in the spring contributed to increased market volatility, and investors remained concerned about the strength of the U.S. market recovery. These concerns took center stage in late summer, triggering a decline in equity markets on renewed recession fears. While the equity market managed to regain some ground late in the year, aided by improved economic data and receding recession fears, the overall mood among investors remained cautious, due in part to concerns over the future of the European Union and prospects for slowing growth in Asia.

Fund Performance Overview

RS Value VIP Series returned -10.94% for the year ended December 31, 2011, underperforming a -1.38% return by the benchmark Russell Midcap® Value Index.

In the healthcare sector, the Fund’s performance relative to its benchmark was hindered by an investment in global pharmaceuticals company Warner Chilcott PLC. Warner Chilcott’s business model focuses on acquiring and then marketing mature products that address select areas such as women’s health, and its research and development spending is focused on extending the life cycles of these products, rather than on the higher-risk, higher-cost area of new product development. Unfortunately, the stock has been pressured by concerns over how the company’s revenues will fare when two of its key products face generic competition in 2014. We believe that the company’s assets and business prospects will prove more durable than market expectations would suggest as the company migrates customers to newly patented formulations of its existing drugs, and we continue to hold the position.

Several commodities-related investments, including diversified upstream oil and gas company Talisman Energy Inc. and coal mining company Peabody Energy Corp., were also detractors. While global economic uncertainty has contributed to volatility in commodity prices and downward pressure on natural resource equity prices, especially during the second half of 2011, we believe that the longer-term outlook for commodities is intact, driven primarily by limited spare capacity and rising marginal costs of supply. We seek to own low-cost, advantaged producers of a given commodity (advantaged with respect to their position on the cost curve), with management teams focused on generating returns that exceed their cost of capital, and believe this is the best way to optimize risk-adjusted returns across a full commodity price cycle.

On a positive note, the Fund’s relative performance was aided by an investment in Praxair Inc., a supplier of industrial gases, which has capitalized on strong demand for its compressed ultra-pure oxygen and other gases used in the production of integrated circuits and other high tech and industrial products. Meanwhile Calpine Corp., an independent wholesale power company, also benefited in an environment when investors sought stability within utilities-related investments.

3

RS VALUE VIP SERIES

Activision Blizzard Inc. was another contributor to the Fund’s relative performance. A publisher of interactive online and computer-based gaming software, Activision has most recently benefited from strong sales of its new title, Call of Duty: Modern Warfare 3. In the consumer space, our focus remains on identifying companies that we believe have strong recurring cash flows and the potential for improved returns on invested capital, regardless of the underlying economic environment.

Outlook

We believe that we are in a period of protracted volatility as the markets grapple with a variety of issues, including ongoing deleveraging, deflation/inflation risks, government budget deficits, higher taxes, and the potential for rising risk premiums. We seek to be long-term investors, as we do not believe that our investors would be adequately compensated for the level of risk that we would have to assume if we sought to maximize short-term results. We believe that the strength of our team, a consistent and repeatable process, and a realistic investment horizon have put us in a position to benefit long-term investors. Moreover, we believe that the Fund is well-positioned for a fundamentally driven environment where company-specific structural change and improvements in cash flow returns on invested capital are the primary determinants of investment results.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2011.

4

RS VALUE VIP SERIES

Characteristics (unaudited)

Total Net Assets: $1,709,228

Sector Allocation vs. Index[3]

Top Ten Holdings[4]

Holding	% of Total Net Assets

Calpine Corp.	4.81%
Martin Marietta Materials, Inc.	4.68%
FMC Corp.	4.24%
GameStop Corp., Class A	4.08%
Symantec Corp.	3.92%
Warner Chilcott PLC, Class A	3.87%
Life Technologies Corp.	3.82%
First Horizon National Corp.	3.78%
Willis Group Holdings PLC	3.70%
Southwestern Energy Co.	3.68%
Total	40.58%

[1]

The S&P 500® Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

[2]

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

[3]

The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

[4]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS VALUE VIP SERIES

Performance Update (unaudited)

Average Annual Returns

	Inception Date	1 Year	3 Year	Since Inception
RS Value VIP Series	7/31/07	-10.94%	14.39%	-3.73%
Russell Midcap® Value Index[2]		-1.38%	18.19%	-0.54%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/31/07 in RS Value VIP Series and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high doubledigit returns are highly unusual and cannot be sustained. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11	Expense Ratio During Period 7/1/11-12/31/11
Based on Actual Return	$1,000.00	$873.90	$4.72	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS VALUE VIP SERIES

December 31, 2011	Foreign Currency	Shares	Value
Common Stocks – 90.0%
Advertising Agencies – 1.5%
Groupe Aeroplan, Inc.	CAD	2,234	$26,183

			26,183
Back Office Support, HR and Consulting – 0.7%
Synopsys, Inc.(1)		455	12,376

			12,376
Banks: Diversified – 9.2%
Associated Banc-Corp.		3,371	37,654
First Horizon National Corp.		8,071	64,568
KeyCorp		7,092	54,537

			156,759
Biotechnology – 3.8%
Life Technologies Corp.(1)		1,680	65,369

			65,369
Building Materials – 4.7%
Martin Marietta Materials, Inc.		1,060	79,935

			79,935
Chemicals: Diversified – 10.3%
Airgas, Inc.		693	54,109
Eastman Chemical Co.		1,284	50,153
FMC Corp.		843	72,532

			176,794
Coal – 2.1%
Peabody Energy Corp.		1,110	36,752

			36,752
Computer Services, Software & Systems – 3.9%
Symantec Corp.(1)		4,280	66,982

			66,982
Containers & Packaging – 3.3%
Crown Holdings, Inc.(1)		1,690	56,750

			56,750
Diversified Financial Services – 2.2%
Ameriprise Financial, Inc.		749	37,180

			37,180
Electronic Entertainment – 2.3%
Activision Blizzard, Inc.		3,129	38,549

			38,549
Insurance: Life – 3.2%
Aflac, Inc.		1,255	54,291

			54,291
Insurance: Multi-Line – 3.7%
Willis Group Holdings PLC		1,631	63,283

			63,283
Insurance: Property-Casualty – 3.6%
RenaissanceRe Holdings Ltd.		821	61,058

			61,058

December 31, 2011	Foreign Currency	Shares	Value
Oil: Crude Producers – 13.6%
ARC Resources Ltd.	CAD	2,070	$51,001
Denbury Resources, Inc.(1)		3,795	57,304
Southwestern Energy Co.(1)		1,970	62,922
Talisman Energy, Inc.		4,749	60,550

			231,777
Pharmaceuticals – 3.9%
Warner Chilcott PLC, Class A(1)		4,367	66,073

			66,073
Semiconductors & Components – 3.1%
Atmel Corp.(1)		6,566	53,185

			53,185
Specialty Retail – 10.1%
Advance Auto Parts, Inc.		717	49,925
GameStop Corp., Class A(1)		2,891	69,760
The Gap, Inc.		2,866	53,164

			172,849
Utilities: Miscellaneous – 4.8%
Calpine Corp.(1)		5,030	82,140

			82,140
Total Common Stocks (Cost $1,371,443)			1,538,285

		Principal Amount	Value
Repurchase Agreements – 11.6%

State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 12/30/2011, maturity value of $198,000, due 1/3/2012(2)		$198,000	198,000
Total Repurchase Agreements (Cost $198,000)			198,000
Total Investments - 101.6% (Cost $1,569,443)			1,736,285
Other Liabilities, Net - (1.6)%			(27,057)
Total Net Assets - 100.0%			$1,709,228

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	2.00%	11/15/2021	$202,250

Legend:

Foreign-Denominated Security

CAD — Canadian Dollar

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS VALUE VIP SERIES

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,538,285	$—	$—	$1,538,285
Repurchase Agreements	—	198,000	—	198,000
Total	$1,538,285	$198,000	$—	$1,736,285

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Statement of Assets and Liabilities As of December 31, 2011
Assets
Investments, at value	$1,538,285
Repurchase agreements	198,000
Cash and cash equivalents	839
Foreign currency, at value	280
Due from adviser	3,118
Dividends receivable	1,717
Receivable for fund shares subscribed	45

Total Assets	1,742,284

Liabilities
Payable for investments purchased	21,818
Payable to distributor	116
Accrued trustees’ fees	23
Accrued expenses/other liabilities	11,099

Total Liabilities	33,056

Total Net Assets	$1,709,228

Net Assets Consist of:
Paid-in capital	$1,606,188
Accumulated net investment loss	(16,930)
Accumulated net realized loss from investments and foreign currency transactions	(46,873)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	166,843

Total Net Assets	$1,709,228

Investments, at Cost	$1,569,443

Foreign Currency, at Cost	$279

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	222,410
Net Asset Value Per Share	$7.69

Statement of Operations For the Year Ended December 31, 2011
Investment Income
Dividends	$24,131
Interest	33
Withholding taxes on foreign dividends	(695)

Total Investment Income	23,469

Expenses
Investment advisory fees	21,466
Professional fees	16,765
Custodian fees	9,447
Distribution fees	6,314
Shareholder reports	6,211
Administrative service fees	346
Trustees’ fees	103
Other expenses	414

Total Expenses	61,066

Less: Fee waiver/reimbursement by adviser	(35,815)

Total Expenses, Net	25,251

Net Investment Loss	(1,782)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized gain from investments	475,582
Net realized loss from foreign currency transactions	(491)
Net change in unrealized appreciation/depreciation on investments	(732,027)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(4)

Net Loss on Investments and Foreign Currency Transactions	(256,940)

Net Decrease in Net Assets Resulting from Operations	$(258,722)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Statements of Changes in Net Assets

	For the Year Ended 12/31/11	For the Year Ended 12/31/10

Operations
Net investment loss	$(1,782)	$(7,648)
Net realized gain from investments and foreign currency transactions	475,091	122,104
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(732,031)	663,479

Net Increase/(Decrease) in Net Assets Resulting from Operations	(258,722)	777,935

Distributions to Shareholders
Net realized gain on investments	(142,401)	—

Total Distributions	(142,401)	—

Capital Share Transactions
Proceeds from sales of shares	1,103,536	3,160,885
Reinvestment of distributions	142,401	—
Cost of shares redeemed	(3,005,485)	(2,237,247)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,759,548)	923,638

Net Increase/(Decrease) in Net Assets	(2,160,671)	1,701,573

Net Assets
Beginning of year	3,869,899	2,168,326

End of year	$1,709,228	$3,869,899

Accumulated Net Investment Loss Included in Net Assets	$(16,930)	$(18,540)

Other Information:
Shares
Sold	124,229	382,590
Reinvested	19,218	—
Redeemed	(329,856)	(262,131)

Net Increase/(Decrease)	(186,409)	120,459

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS VALUE VIP SERIES

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period since the Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/11	$9.47	$(0.05)	$(1.01)	$(1.06)	$—	$(0.72)	$(0.72)
Year Ended 12/31/10	7.52	— [3]	1.95	1.95	—	—	—
Year Ended 12/31/09	5.65	0.06	1.83	1.89	(0.02)	—	(0.02)
Year Ended 12/31/08	9.49	(0.11)	(3.73)	(3.84)	—	—	—
Period From 7/31/07[4] to 12/31/07[5]	10.00	(0.20)	(0.31)	(0.51)	—	—	—

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
$7.69	(10.94)%	$1,709	1.00%	2.42%	(0.07)%	(1.49)%	63%
9.47	25.93%	3,870	1.00%	2.49%	(0.21)%	(1.70)%	89%
7.52	33.42%	2,168	1.00%	4.01%	0.40%	(2.61)%	63%
5.65	(40.46)%	1,143	3.85%	6.66%	(2.12)%	(4.93)%	67%

9.49	(5.09)%	1,291	5.55%	5.55%	(3.51)%	(3.51)%	33%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations and exclude custody credits, if applicable.

[3]	Rounds to $0.00 per share.

[4]	Commencement of operations.

[5]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

December 31, 2011

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Value VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value. Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an “arm’s length” transaction to a willing buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy for classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Effective beginning with the Fund’s current fiscal year, the FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2011, the Fund had no securities classified as Level 3.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the time of transfer. There were no significant transfers between Level 1 and Level 2 for the year ended December 31, 2011.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures).

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Derivatives Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2011, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties. The Fund is not subject to

15

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

examination by U.S. federal tax authorities for tax years before 2008 and by state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations as a reduction to the Fund’s expenses.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.85%.

Pursuant to a written agreement in effect through April 30, 2012, an expense limitation has been imposed whereby RS Investments agreed to limit the Fund’s total annual fund operating expenses to 1.00% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons, as defined in the 1940 Act, of RS Investments receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

16

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended December 31, 2011 and December 31, 2010, was as follows:

Long-Term Capital Gains
2011	$142,401
2010	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2011, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(3,911)	$3,392	$519

The tax basis of distributable earnings as of December 31, 2011 was as follows:

Undistributed Long-Term Capital Gains
$13,895

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax rules related to regulated investment companies, and with certain exceptions, is effective for taxable years beginning after December 22, 2010.

Among the changes are revisions to capital loss carryforward rules allowing for capital losses to be carried forward to one or more subsequent taxable years without expiration. Rules previously in effect limited the carryforward period to eight taxable years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act. Changes to excise tax rules include timing of recognition of certain income and a change in the required distribution rate for capital gains.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2011, the Fund utilized $340,141 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2011, the Fund elected to defer net currency losses of $51.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2011, was $1,630,210. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2011, aggregated $162,992 and $(56,917), respectively, resulting in net unrealized appreciation of $106,075.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $1,495,518 and $3,160,432, respectively, for the year ended December 31, 2011.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund

17

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may claim any resulting loss against the seller.

Note 5. Temporary Borrowings

The Fund, with other funds managed by RS Investments, shares in a $200 million committed revolving credit facility ($300 million as of January 2012) from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; with respect to the first $100 million of the facility, all the funds that are parties to the facility share in a $100 million credit facility and commitment fee that is allocated among the funds on the basis of their respective net assets. The remaining $100 million of the facility ($200 million as of January 2012) is reserved for use in the first instance by a fund not included in this report which pays the related commitment fees. The Fund may have indebtedness equal to the lesser of one-third of its total assets (including amounts borrowed under the facility) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2011, the Fund borrowed from the facility as follows:

Amount Outstanding at 12/31/11	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*
$—	$96,717	16	1.42%
*	For the year ended December 31, 2011, based on the number of days borrowings were outstanding.

Note 6. Review for Subsequent Events

At a meeting held on February 15, 2012, the Board of Trustees of the Trust has approved a proposal to liquidate the Fund. The proposed liquidation is subject to approval by the Fund’s shareholders at a meeting of shareholders expected to be held on or about April 13, 2012. If approved, the liquidation is planned for late April 2012. Management has evaluated subsequent events through the issuance of the Fund’s financial statements and determined that no other events have occurred that require disclosure.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 8. New Accounting Pronouncements

In April 2011, the FASB issued an Accounting Standards Update (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning after December 15, 2011.

In May 2011, the FASB issued an ASU relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring fair value of the financial statements that are managed within a portfolio; (ii) application of premium and discount in fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is assessing the implications of these changes and their impact on the financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Value VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Value VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 17, 2012

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The investment advisory agreements (the “Investment Advisory Agreements”) between the RS Funds (the “Funds”) and RS Investment Management Co. LLC (“RS Investments”) are subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of RS Investment Trust or RS Variable Products Trust (together, the “Trusts”) or RS Investments (the “disinterested Trustees”). Each Investment Advisory Agreement is terminable with respect to a Fund by RS Investments, the applicable Trust, or a vote of a majority of the outstanding voting securities of the affected Fund, without penalty, on 60 days’ written notice and will terminate automatically in the event of its assignment.

The Investment Advisory Agreements also provide that RS Investments may, at its own expense, delegate certain of its responsibilities under the Investment Advisory Agreements to sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. The sub-advisory agreements (the “Sub-Advisory Agreements”, and collectively with the Investment Advisory Agreements, the “Advisory Agreements”) between RS Investments and various sub-advisers (the “Sub-Advisers”) are also subject to annual approval by (i) the vote of the Trustees or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of each affected Fund, and (ii) the vote of a majority of the disinterested Trustees.

The Trustees meet over the course of the year with investment advisory personnel from RS Investments and regularly review detailed information regarding the investment program and performance of each Fund.

The Board of Trustees of the Trusts, including all the independent Trustees, met in person on August 10-11, 2011, to consider the continuation of the Advisory Agreements for all of the Funds, for the one-year period commencing August 31, 2011. Prior to the meeting of the Board on August 10-11, the independent Trustees met among themselves and with the independent Trustees’ counsel several times to prepare for the meeting. The Trustees considered and reviewed the information they requested from RS Investments and confirmed their view that no further requests for information from RS Investments were necessary at that time and that RS Investments appeared to have provided complete responses to all of the Trustees’ information requests and questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The Trustees were assisted in their review by the Chief Compliance Officer of the Trusts, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The Chief Compliance Officer concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by RS Investments. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers and by other service providers such as the custodian, transfer agent, fund accountant and others.

The Trustees also considered that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The Trustees also noted that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The Trustees reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ advisory fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. The Trustees were assisted in identifying and selecting those comparable mutual funds by an analysis prepared by an independent consultant retained by the Trustees. In his report, the Chief Compliance Officer had

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range. The Chief Compliance Officer further noted that in the case of two variable insurance Funds with advisory fees at the highest end of the relevant range, the fee rate is the same as the retail version of that Fund using the same strategy, which has a more competitive posture against its peer funds. The Trustees noted that certain of the Funds with advisory fees at the higher end of the range were already subject to expense limitations on such Funds’ total expenses and agreed to monitor the relevant Funds.

The Trustees reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and the various components of those expenses. For a few variable insurance Funds that had been identified as having higher expenses, the Trustees noted they had had seen efforts by RS Investments in the past to address those issues through expense limitations, growth in assets or reorganizing the Fund into another Fund. For RS Partners Fund, which was identified as having expenses at the highest end of the range, the Trustees noted that RS Investments had agreed to additional limitations on the Fund’s total expenses. The Trustees agreed to continue to monitor the relevant Funds and to engage in further discussions with RS Investments to the extent needed.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. The Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. The Chief Compliance Officer had also noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The Trustees considered that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The Trustees also considered that RS Investments had explained that there are substantially greater legal and other responsibilities and risks to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments when it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds because many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The Trustees reviewed performance information for each Fund for various periods. Their review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except as follows: (1) RS Money Market Fund, which experienced extremely low (but not negative) yields reflecting a very conservative investment posture and a yield subsidy, for the most recent one-year period, dropped in the rankings relative to its peers; (2) RS Investors Fund, which remains a very small Fund ($20 million of total assets as of May 2011) and has most recently enjoyed solid positive performance (22.67% for one-year period), still lagged its peer group by 3.59% for that period with an 88th percentile ranking; (3) RS Value Fund and RS Value VIP Series both substantially underperformed their peer groups for the most recent one-year periods; (4) RS Mid Cap Growth Fund, which had a portfolio manager change that has substantially improved performance for the most recent period, continues to rank poorly relative to its peers for the three and five year periods; and (5) RS Strategic Income Fund, which, for the short period of its operations, lagged its peers in the multi-sector income group. The Trustees agreed to monitor the performance of certain of the Funds. Finally, the Trustees noted that many Funds enjoyed favorable absolute and comparative performance, and RS Investments has been very responsive to the concerns of the Boards in this regard.

The Trustees reviewed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. The Trustees considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Trustees also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2010, and for the three months ended March 31, 2011. RS Investments stated that it continued to invest in the business to maintain high quality services for the Funds despite past lower profitability and losses with respect to many Funds. The Trustees also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Trustees also took into account that the Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. The Trustees also considered the information that had been provided to them regarding the profitability of the Funds’ sub-advisers.

The Trustees discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed a variety of information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that they took into account the following factors raised by RS Investments and the Chief Compliance Officer: (1) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (2) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings; and (5) that shareholders of the Funds may benefit to some degree to the extent that the expenses of the Funds are reduced simply because of the economies provided by their increased sizes, even in the absence of management fee reductions. For RS Value Fund and RS Partners Fund, the Trustees and RS Investments agreed that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. On the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The Trustees reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. On the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the Trustees determined that the services provided by the sub-advisers to the Funds were generally acceptable.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. The Trustees were generally satisfied with the administrative services currently being provided by the two firms.

The Trustees considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments has substantially completed the integration of the respective RS and Guardian organizations, and has integrated a new organization that provides advisory services with respect to core growth products.

•	RS Investments has worked to be responsive to concerns raised by the Trustees with respect to the

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

performance of various Funds, including concerns about smaller and less successful Funds. Based on the information provided to the Trustees, more Funds enjoyed year-over-year net expense reductions than those experiencing increases.

•

RS Investments has recommended, discussed and sought approval from the Trustees as needed to implement various significant changes affecting the Funds including expense limitations. In most cases, RS Investments has anticipated issues and addressed them actively with the Trustees. RS Investments provided the Trustees with a table of changes to the Funds for the period from May 1, 2010 to May 1, 2011. Several Funds were changed to reduce expenses or adopt an expense limitation, with only some fixed-income Funds adopting a higher expense limitation after the initial launch period.

•

The Chief Compliance Officer confirmed that RS Investments provided all necessary staffing, training and other compliance resources necessary for him to perform his responsibilities as the Chief Compliance Officer.

•	The Chief Compliance Officer reported that RS Investments provided (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2011.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253 (ii) on Guardian Investor Services LLC’s website at www.guardianinvestor.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Independent Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet, Inc., a provider of back-office solutions for financial advisors and the wealth management industry.	37	Envestnet, Inc. (1999-present)
Dennis M. Bushe, January 1944	Trustee	Since November 2011	Retired since May 2010; formerly Chief Investment Risk Officer, Prudential Financial, Inc., a life insurance and asset management firm.	37	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly Managing Director, Robertson Stephens, an investment banking firm.	37	None
Anne M. Goggin, November 1948	Trustee, Chairperson of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	37	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman and CEO, Melvin & Company, LLC, a brokerage firm.	37	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder of TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank (1999-2005).	37	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm.	37	Emerging Markets Growth Fund, Inc. (2011-present)

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address*, and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years++	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee+++
Interested Trustees and Principal Officers
Deanna M. Mulligan,** July 1963	Trustee	Since May 2011	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian”) (joined July 2008); Chairman of the board of directors of RS Investments since July 2011; President, DMM Management Solutions LLC, a life insurance consultancy (March 2007-July 2008); Senior Vice President, Life & Annuity, New York Life Insurance Company (June 2006-March 2007).	37	None
Matthew H. Scanlan,*** December 1955	Trustee; President and Principal Executive Officer	Trustee, President and Principal Executive Officer since January 2012.	CEO of RS Investment Management Co. LLC since January 2012; President and CEO of Renaissance Institutional Management LLC, an investment management firm (February 2009-December 2011); Managing Director and head of the Americas institutional business of Barclays Global Investors, an investment management firm (December 1996-February 2009).	37	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

+

Under the Trust’s Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

++	The table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and prior positions within the same company are omitted.
+++	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111
**	Ms. Mulligan is an “interested person” under the 1940 Act by virtue of her position with Guardian, the parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of her position as chairman of the board of directors of RS Investments.
***	Mr. Scanlan is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

26

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the year ended December 31, 2011.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit- Related Fees	Tax Fees *	All Other Fees
December 31, 2010	$183,910	$—	$83,050	$—
December 31, 2011	$180,706	$—	$80,523	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit- Related Fees	Tax Fees *	All Other Fees *
December 31, 2010	$—	$1,200	$220,000
December 31, 2011	$—	$—	$210,460

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $155,500 for 2010 and $182,953 for 2011.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ MATTHEW H. SCANLAN
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MATTHEW H. SCANLAN
Matthew H. Scanlan, President
(Principal Executive Officer)

Date: March 5, 2012

By (Signature and Title)*	/s/ JAMES E. KLESCEWSKI
James E. Klescewski, Treasurer
(Principal Financial Officer)

Date: March 5, 2012